Exhibit 10.4

SUMO LOGIC, INC.

2010 STOCK PLAN

ADOPTED ON APRIL 27, 2010

AMENDED ON March 13, 2020

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(d)	Surrender of Stock	6
(e)	Exercise/Sale	6
(f)	Other Forms of Payment	6

SECTION 9.	ADJUSTMENT OF SHARES	7
(a)	General	7
(b)	Mergers and Consolidations	7
(c)	Reservation of Rights	9

SECTION 10.	PRE-EXERCISE INFORMATION REQUIREMENT	9
(a)	Application of Requirement	9

SECTION 11.	TAX WITHHOLDING	10
(a)	Withholding Requirements	10
(b)	Withholding Arrangements	10

SECTION 12.	LIMITED TRANSFERABILITY OF AWARDS	11
(a)	Pre-Exercise Restrictions on Transfer of Award	11

SECTION 13.	MISCELLANEOUS PROVISIONS	11
(a)	Compliance with Section 409A	11
(b)	Securities Law Requirements	11
(c)	No Retention Rights	11
(d)	Forfeiture Events	12
(e)	Treatment as Compensation	12
(f)	Leaves of Absence	12
(g)	Governing Law	12

SECTION 14.	DURATION AND AMENDMENTS	12
(a)	Term of the Plan	12
(b)	Right to Amend or Terminate the Plan	12
(c)	Effect of Amendment or Termination	13

SECTION 15.	DEFINITIONS	13

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SUMO LOGIC, INC. 2010 STOCK PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

The purpose of the Plan is to offer selected persons an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by acquiring Shares of the Company’s Stock. The Plan provides for the direct award or sale of Shares, for the grant of Options to purchase Shares, and for the grant of Restricted Stock Units to acquire Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

Capitalized terms are defined in Section 15.

SECTION 2. ADMINISTRATION.

(a) Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan or an Award Agreement shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

(b) Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Participants and all persons deriving their rights from a Participant.

SECTION 3. ELIGIBILITY.

(a) General Rule. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Awards. However, only Employees shall be eligible for the grant of ISOs.

(b) Ten-Percent Stockholders. A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4. STOCK SUBJECT TO PLAN.

(a) Basic Limitation. Not more than 44,406,056 Shares may be issued under the Plan, subject to Subsection (b) below and Section 9(a).1 All of these Shares may be issued upon the exercise of ISOs. The number of Shares that are subject to Awards or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.

(b) Additional Shares. In the event that Shares previously issued under the Plan are reacquired by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan. In the event that Shares that otherwise would have been issuable under the Plan are withheld by the Company in payment of the Purchase Price, Exercise Price or withholding taxes, such Shares shall remain available for issuance under the Plan. In the event that an outstanding Option, Restricted Stock Unit or other right for any reason expires, is forfeited, or is canceled, the Shares allocable to the unexercised or unsettled portion of such Option, Restricted Stock Unit, or other right shall be added to the number of Shares then available for issuance under the Plan.

SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES.

(a) Stock Grant or Purchase Agreement. Each award of Shares under the Plan shall be evidenced by a Stock Grant Agreement between the Grantee and the Company. Each sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Grant Agreement or Stock Purchase Agreement. The provisions of the various Stock Grant Agreements and Stock Purchase Agreements entered into under the Plan need not be identical.

(b) Duration of Offers and Nontransferability of Rights. Any right to purchase Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days (or such other period as may be specified in the Award Agreement) after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

(c) Purchase Price. The Board of Directors shall determine the Purchase Price of Shares, if any, to be offered under the Plan at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

[1]	Please refer to Exhibit A for a schedule of the initial share reserve and any subsequent increases in the reserve.

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(d) Transfer Restrictions and Forfeiture Conditions. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Grant Agreement or Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

(c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an Option shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant, and in the case of an ISO a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Exercise Price shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 8. This Subsection (c) shall not apply to an Option granted pursuant to an assumption of, or substitution for, another option in a manner that complies with Section 424(a) of the Code (whether or not the Option is an ISO).

(d) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. No Option shall be exercisable unless the Optionee (i) has delivered an executed copy of the Stock Option Agreement to the Company or (ii) otherwise agrees to be bound by the terms of the Stock Option Agreement. The Board of Directors shall determine the exercisability provisions of the Stock Option Agreement at its sole discretion. All of an Optionee’s Options shall become exercisable in full if Section 9(b)(iv) applies.

(e) Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the Date of Grant, and in the case of an ISO a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

(f) Termination of Service (Except by Death). If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following dates:

(i)	The expiration date determined pursuant to Subsection (e) above;

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(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability, or such earlier or later date as the Board of Directors may determine (but in no event earlier than 30 days after the termination of the Optionee’s Service); or

(iii) The date six months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).

(g) Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (e) above; or

(ii) The date 12 months after the Optionee’s death, or such earlier or later date as the Board of Directors may determine (but in no event earlier than six months after the Optionee’s death).

All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s death (or became exercisable as a result of the death) and the underlying Shares had vested before the Optionee’s death (or vested as a result of the Optionee’s death). The balance of such Options shall lapse when the Optionee dies.

(h) Post-Exercise Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

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(i) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

(j) Modification, Extension and Assumption of Options; Exchange Program. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options or a different type of award for the same or a different number of Shares and at the same or a different Exercise Price (if applicable). The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option. The Board of Directors may institute and determine the terms and conditions of an Exchange Program, including, subject to this Section 3(j), to unilaterally implement an Exchange Program without the consent of the Participant.

(k) Company’s Right to Cancel Certain Options. Any other provision of the Plan or a Stock Option Agreement notwithstanding, the Company shall have the right at any time to cancel an Option that was not granted in compliance with Rule 701 under the Securities Act. Prior to canceling such Option, the Company shall give the Optionee not less than 30 days’ notice in writing. If the Company elects to cancel such Option, it shall deliver to the Optionee consideration with an aggregate Fair Market Value equal to the excess of (i) the Fair Market Value of the Shares subject to such Option as of the time of the cancellation over (ii) the Exercise Price of such Option. The consideration may be delivered in the form of cash or cash equivalents, in the form of Shares, or a combination of both. If the consideration would be a negative amount, such Option may be cancelled without the delivery of any consideration.

SECTION 7. TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.

(a) General. Restricted Stock Units may be granted at any time and from time to time as determined by the Board of Directors. After the Board of Directors determines that it shall grant Restricted Stock Units, it shall advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Board of Directors shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, shall determine the number of Restricted Stock Units that shall be paid out to the Participant. The Board of Directors may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Board of Directors in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as determined by the Board of Directors. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Board of Directors, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

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(d) Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) determined by the Board of Directors and set forth in the Award Agreement. The Board of Directors, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

SECTION 8. PAYMENT FOR SHARES.

(a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 8.

(b) Services Rendered. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

(c) Promissory Note. At the discretion of the Board of Directors, all or a portion of the Purchase Price or Exercise Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

(d) Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when the Option is exercised.

(e) Exercise/Sale. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

(f) Other Forms of Payment. To the extent that an Award Agreement so provides, the Purchase Price or Exercise Price of Shares issued under the Plan may be paid in any other form permitted by the Delaware General Corporation Law, as amended, including, but not limited to, pursuant to a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan or by net exercise.

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SECTION 9. ADJUSTMENT OF SHARES.

(a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a reclassification, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made in each of (i) the number and kind of Shares available for future grants under Section 4, (ii) the number and kind of Shares covered by each outstanding Award and (iii) the Exercise Price under each outstanding Option and the Purchase Price applicable to any unexercised stock purchase right, and (iv) any repurchase price that applies to Shares granted under the Plan pursuant to the terms of a Company repurchase right under the applicable Award Agreement. In the event of a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a recapitalization, a spin-off, or a similar occurrence, the Board of Directors at its sole discretion may make appropriate adjustments in one or more of the items listed in clauses (i) through (iv) above; provided, however, that the Board of Directors shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code.

(b) Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, or in the event of a sale of all or substantially all of the Company’s stock or assets, all Shares acquired under the Plan and all Awards shall be treated in the manner described in the agreement of merger or consolidation. Such agreement need not treat all Awards in an identical manner, and it may provide for one or more of the following (without limitation) with respect to each outstanding Award:

(i) The continuation of the Award by the Company (if the Company is the surviving corporation).

(ii) The assumption of the Award by the surviving corporation or its parent.

(iii) The substitution by the surviving corporation or its parent of a new award for the Award.

(iv) Full exercisability of the Option and full vesting of the Shares subject to the Award, followed by the cancellation of the Award. The full exercisability of the Option and full vesting of the Shares subject to the Award may be contingent on the closing of such merger or consolidation. The Optionee shall be able to exercise the Option during a period of not less than five full business days preceding the effective date of such merger or consolidation, unless (A) a shorter period is required to permit a timely closing of such merger or consolidation and (B) such shorter period still offers the Optionee a reasonable opportunity to exercise the Option. Any exercise of the Option during such period may be contingent on the closing of such merger or consolidation.

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(v) The cancellation of the Award and a payment to the Participant equal to the excess of (A) the Fair Market Value of the Shares subject to the Award as of the effective date of such merger or consolidation over (B) the Exercise Price of the Award, if any. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Subject to Section 409A, such payment may be made in installments and may be deferred until the date or dates when the Award would have become exercisable or the Award would have vested. The amount of such payment initially shall be calculated without regard to whether or not the Award is then exercisable, if applicable, or the Award is then vested. However, such payment may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become exercisable or such Award would have vested. In addition, any escrow, holdback, earnout or similar provisions in the agreement of merger or consolidation may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Shares. If the Exercise Price of the Shares subject to the Option exceeds the Fair Market Value of such Shares, then the Option may be cancelled without making a payment to the Optionee. For purposes of this Paragraph (v), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant shall fully vest in and have the right to exercise all of his or her outstanding Options, including Shares as to which such Options would not otherwise be vested or exercisable, all restrictions on Shares and Restricted Stock Units shall lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria shall be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, if an Option is not assumed or substituted in the event of a merger or consolidation, the Board of Directors shall notify the Participant in writing or electronically that the Option shall be exercisable for a period of time determined by the Board of Directors in its sole discretion, and the Option shall terminate upon the expiration of such period.

For the purposes of this subsection 9(b), an Award shall be considered assumed if, following the merger or consolidation, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or consolidation, the consideration (whether stock, cash, or other securities or property) received in the merger or consolidation by holders of Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or consolidation is not solely common stock of the successor corporation or its Parent, the Board of Directors may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or upon the payout of an Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Stock in the merger or consolidation.

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Notwithstanding anything in this Section 9(b) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals shall not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-change in control corporate structure shall not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 9(b) to the contrary, and unless otherwise provided in an Award Agreement, if an Award that vests, is earned or paid-out under the Plan or an Award Agreement is subject to Section 409A and if the change in control definition contained in the Plan or Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Section 409A, then any payment of an amount that is otherwise accelerated under this Section shall be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

(c) Reservation of Rights. Except as provided in this Section 9, a Participant shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. PRE-EXERCISE INFORMATION REQUIREMENT.

(a) Application of Requirement. If and as required (i) pursuant to Rule 701 of the Securities Act, if the Company is relying on the exemption from registration provided pursuant to Rule 701 of the Securities Act with respect to the applicable Award, and/or (ii) pursuant to Rule 12h-1(f) of the Exchange Act, to the extent the Company is relying on the Rule 12h-1(f) Exemption, then during the period of reliance on the applicable exemption and in each case of (i) and (ii) until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall provide to each Participant the information described in Rule 701 (e)(3), (4), and (5) under the Securities Act not less frequently than every six months and the financial statements included in such information shall not be more than 180 days old and with such information provided either by physical or electronic delivery to the Participants or by written notice to the Participants of the availability of the information on an Internet site that may be password-protected and of any password needed to

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access the information. The Company may request that Participants agree to keep the information to be provided pursuant to this section confidential. If a Participant does not agree to keep the information to be provided pursuant to this section confidential, then the Company shall not be required to provide such information unless otherwise required pursuant to Rule 12h-1(f)(1) under the Exchange Act (if the Company is relying on the Rule 12h-1(f) Exemption) or Rule 701 of the Securities Act (if the Company is relying on the exemption pursuant to Rule 701 of the Securities Act).

SECTION 11. TAX WITHHOLDING.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Board of Directors, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by such methods as the Board of Directors shall determine, including, without limitation, (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Board of Directors may determine if such amount would not have adverse accounting consequences, as the Board of Directors determines in its sole discretion, (iii) delivering to the Company already-owned Shares having a fair market value equal to the statutory amount required to be withheld or such greater amount as the Board of Directors may determine, in each case, provided the delivery of such Shares shall not result in any adverse accounting consequences, as the Board of Directors determines in its sole discretion, (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Board of Directors may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, (v) such other consideration and method of payment for the meeting of tax withholding obligations as the Board of Directors may determine to the extent permitted by Applicable Laws, or (vi) any combination of the foregoing methods of payment. The amount of the withholding requirement shall be deemed to include any amount which the Board of Directors agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Board of Directors may determine if such amount would not have adverse accounting consequences, as the Board of Directors determines in its sole discretion. The fair market value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

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SECTION 12. LIMITED TRANSFERABILITY OF AWARDS.

(a) Pre-Exercise Restrictions on Transfer of Award. Unless determined otherwise by the Board of Directors, an Award shall be transferable by the Participant only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. If the applicable Stock Option Agreement so provides, a Nonstatutory Option shall also be transferable by gift or domestic relations order to a Family Member of the Optionee. An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative. In addition, an Option shall comply with all conditions of Rule 12h-1(f)(1) under the Exchange Act until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. Such conditions include, without limitation, the transferability restrictions set forth in Rule 12h-1(f)(1)(iv) and (v) under the Exchange Act, which shall apply to an Option and, prior to exercise, to the Shares to be issued upon exercise of such Option during the period commencing on the Date of Grant and ending on the earlier of (i) the date when the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or (ii) the date when the Company makes a determination that it shall cease to rely on the exemption afforded by Rule 12h-1(f)(1) under the Exchange Act. During such period, an Option and, prior to exercise, the Shares to be issued upon exercise of such Option shall be restricted as to any pledge, hypothecation or other transfer by the Optionee, including any short position, any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) or any “call equivalent position” (as defined in Rule 16a-1(b) under the Exchange Act).

SECTION 13. MISCELLANEOUS PROVISIONS.

(a) Compliance with Section 409A. Awards shall be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral shall not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Board of Directors. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and shall be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Board of Directors. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award shall be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral shall not be subject to the additional tax or interest applicable under Section 409A. In no event shall the Company or any Parent or Subsidiary have any liability or obligation to reimburse, indemnify, or hold harmless a Participant (or any other person) for any taxes, penalties or interest that may be imposed on, or other costs incurred by, Participant (or any other person) as a result of Section 409A.

(b) Securities Law Requirements. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all Applicable Laws. The Company shall not be liable for a failure to issue Shares that is attributable to such requirements.

(c) No Retention Rights. Nothing in the Plan or in any right or Award granted under the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

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(d) Forfeiture Events. The Board of Directors may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to the reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award shall be subject to the Company’s clawback policy as may be established and/or amended from time to time (the “Clawback Policy”). The Board of Directors may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws.

(e) Treatment as Compensation. Any compensation that an individual earns or is deemed to earn under this Plan shall not be considered a part of his or her compensation for purposes of calculating contributions, accruals or benefits under any other plan or program that is maintained or funded by the Company, a Parent or a Subsidiary.

(f) Leaves of Absence. Unless the Board of Directors provides otherwise, Service shall be deemed to continue while the Participant is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by Applicable Law (as determined by the Company).

(g) Governing Law. The Plan and all awards, sales and grants under the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 14. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s stockholders. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred under the Plan shall be rescinded and no additional grants, exercises or sales shall thereafter be made under the Plan. The Plan shall terminate automatically 10 years after the later of (i) the date when the Board of Directors adopted the Plan or (ii) the date when the Board of Directors approved the most recent increase in the number of Shares reserved under Section 4 that was also approved by the Company’s stockholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan shall be subject to the approval of the Company’s stockholders if it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 9) or (ii) materially changes the class of persons who are eligible for the grant of ISOs.

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Stockholder approval shall not be required for any other amendment of the Plan. If the stockholders fail to approve an increase in the number of Shares reserved under Section 4 within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred in reliance on such increase shall be rescinded and no additional grants, exercises or sales shall thereafter be made in reliance on such increase.

(c) Effect of Amendment or Termination. No Shares shall be issued or sold and no Award granted under the Plan after the termination thereof, except upon exercise or settlement of an Award granted under the Plan prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Award previously granted under the Plan.

SECTION 15. DEFINITIONS.

(a) “Applicable Laws” shall mean the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to, the related issuance of Stock, including but not limited to, under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or shall be, granted under the Plan.

(b) “Award” shall mean any award granted under the Plan, including as an Option, an award of Restricted Stock Units or the grant or sale of Shares.

(c) “Award Agreement” shall mean a Restricted Stock Unit Agreement, Stock Grant Agreement, Stock Option Agreement or Stock Purchase Agreement.

(d) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean a committee of the Board of Directors, as described in Section 2(a).

(g) “Company” shall mean Sumo Logic, Inc., a Delaware corporation.

(h) “Consultant” shall mean any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant shall include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

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(i) “Date of Grant” shall mean the date of grant specified in the applicable Award Agreement, which date shall be the later of (i) the date on which the Board of Directors resolved to grant the Award or (ii) the first day of the Participant’s Service.

(j) “Disability” shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(k) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(l) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m) “Exchange Program” shall mean a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Board of Directors, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Board of Directors shall determine the terms and conditions of any Exchange Program in its sole discretion.

(n) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

(o) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(p) “Family Member” shall mean (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any person sharing the Participant’s household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) have more than 50% of the beneficial interest, (iv) a foundation in which persons described in Clause (i) or (ii) or the Participant controls the management of assets and (v) any other entity in which persons described in Clause (i) or (ii) or the Participant own more than 50% of the voting interests.

(q) “Grantee” shall mean a person to whom the Board of Directors has awarded Shares under the Plan.

(r) “ISO” shall mean an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the Treasury Regulations promulgated thereunder.

(s) “Nonstatutory Option” shall mean an Option that by its terms does not qualify or is not intended to qualify as an ISO.

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(t) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(u) “Optionee” shall mean a person who holds an Option.

(v) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(w) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(x) “Participant” shall mean the holder of an outstanding Award.

(y) “Plan” shall mean this Sumo Logic, Inc. 2010 Stock Plan.

(z) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

(aa) “Purchaser” shall mean a person to whom the Board of Directors has offered the right to purchase Shares under the Plan (other than upon exercise of an Option).

(bb) “Restricted Stock Unit” shall mean a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 7. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(cc) “Restricted Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Restricted Stock Unit that contains the terms, conditions and restrictions pertaining to such Restricted Stock Unit.

(dd) “Section 409A” shall mean Section 409A of the Code and the Treasury Regulations and guidance thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.

(ee) “Securities Act” shall mean the Securities Act of 1933, as amended.

(ff) “Service” shall mean service as an Employee, Outside Director or Consultant.

(gg) “Share” shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

(hh) “Stock” shall mean the Common Stock of the Company.

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(ii) “Stock Grant Agreement” shall mean the agreement between the Company and a Grantee who is awarded Shares under the Plan that contains the terms, conditions and restrictions pertaining to the award of such Shares.

(jj) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

(kk) “Stock Purchase Agreement” shall mean the agreement between the Company and a Purchaser who purchases Shares under the Plan that contains the terms, conditions and restrictions pertaining to the purchase of such Shares.

(ll) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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EXHIBIT A

SCHEDULE OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN

Date of Board Approval	Date of Stockholder Approval	Number of Shares Added	Cumulative Number of Shares
4/27/2010	4/27/2010	Not Applicable	2,943,000
3/13/2012	5/8/2012	2,943,000	5,998,000
7/31/2012	9/30/2012	1,539,783	7,425,783
11/2/2012	11/2/2012	1.905,447	9,331,230
3/5/2014	4/11/2014	750,000	10,081,230
4/11/2014	4/11/2014	1,839,297	11,920,527
12/3/2014	12/15/2014	3,524,447	15,444,974
2/24/2015	5/14/2015	2,000,000	17,444,974
5/14/2015	5/14/2015	2,044,338	19,489,312
9/28/2016	10/6/2016	1,421,520	20,910,832
4/25/2017	4/25/2017	1,212,989	22,123,821
8/1/2017	8/3/2017	2,090,118	24,213,939
12/5/2017	1/5/2018	2,900,000	27,113,939
6/5/2018	6/20/2018	2,500,000	29,613,939
12/11/2018	1/10/2019	3,896,500	33,510,439
3/12/2019	3/20/2019	1,200,000	34,710,439
4/30/2019	4/30/2019	1,995,617	36,706,056
10/30/2019	11/25/2019	2,200,000	38,906,056
12/10/2019	3/20/2020	2,500,000	41,406,056
3/13/2020	3/20/2020	3,000,000	44,406,056

E-1

SUMO LOGIC, INC. 2010 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Name of Participant:

Total Number of Restricted Stock Units:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

A Restricted Stock Unit shall vest when both the “Service-Based Requirement” and the “Liquidity Event Requirement” (each, as described below) are satisfied. For the avoidance of doubt, no vesting is able to occur unless Participant remains in continuous Service through a Liquidity Event even if some portion of the Service-Based Requirement has been satisfied on the date Service terminates prior to the occurrence of a Liquidity Event.

The Service-Based Requirement shall be satisfied in accordance with the following schedule:

The Service-Based Requirement shall be satisfied as to twenty-five percent (25%) of the Restricted Stock Units on the first Quarterly Vesting Date that is on or after the one (1)-year anniversary of the Vesting Commencement Date and as to one-sixteenth (1/16th) of the Restricted Stock Units on each Quarterly Vesting Date thereafter, subject to Participant providing continuous Service through each such date (the “Original Vesting Schedule”); provided, however, that notwithstanding the foregoing, the Restricted Stock Units shall not vest at all until the occurrence of a Liquidity Event (as defined below), at which time the Original Vesting Schedule shall apply.

A “Quarterly Vesting Date” is the first trading day on or after each of March 15, June 15, September 15, and December 15.

The Liquidity Event Requirement shall be satisfied upon the occurrence of a Liquidity Event, subject to Participant providing continuous Service on the date the Liquidity Event occurs. For these purposes, “Liquidity Event” shall mean the earlier of (i) the expiration of the Market Stand-Off described in Section 5 of the Award Agreement following any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, or (ii) a Change in Control; provided, however, that a Change in Control in which the consideration received by holders of the Company’s capital stock is not cash or marketable securities registered under the Securities Act, shall not be considered a Liquidity Event for purposes of this Award Agreement.

A “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

On the date Participant ceases to provide continuous Service for any or no reason, any Restricted Stock Units that have not vested as of immediately prior to such date shall be immediately forfeited to the Company at no cost to the Company, and Participant shall receive no compensation for or benefit from such Restricted Stock Units.

THE AWARD GRANTED PURSUANT TO THIS AWARD AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

SUMO LOGIC, INC. 2010 STOCK PLAN:

RESTRICTED STOCK UNIT AGREEMENT

SECTION 1. GRANT OF RESTRICTED STOCK UNITS.

The Company hereby grants to the Participant named in the Notice of Restricted Stock Unit Grant (the “Notice of Grant”) under the 2010 Stock Plan (the “Plan”) an Award of Restricted Stock Units, subject to all of the terms and conditions of this Award Agreement (the Notice of Grant and this Restricted Stock Unit Agreement, the “Award Agreement”) and the Plan, which is incorporated herein by reference. Subject to the terms of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail. Capitalized terms used in this Award Agreement but not otherwise defined herein shall have the meanings set forth in the Plan.

SECTION 2. COMPANY’S OBLIGATION TO PAY.

Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units shall have vested in the manner set forth in Section 4, Participant shall have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit shall represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

SECTION 3. PARTICIPANT’S REPRESENTATIONS.

In the event the Shares have not been registered under the Securities Act at the time the Restricted Stock Units are paid to Participant, Participant shall, if required by the Company, concurrently with the receipt of all or any portion of this Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

SECTION 4. VESTING SCHEDULE.

Except as provided in Section 6, and subject to Section 7, the Restricted Stock Units awarded by this Award Agreement shall vest in accordance with the vesting schedule set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition shall not vest in accordance with any of the provisions of this Award Agreement unless Participant shall have been continuously providing Service from the Date of Grant until the date such vesting occurs.

SECTION 5. MARKET-STAND OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Participant or any person to whom Participant has directly or indirectly transferred any Shares acquired under the Award Agreement (the “Transferee”) shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Award Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed one hundred and eighty (180) days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports, or (b) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule

2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two (2) years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 5. This Section 5 shall not apply to Shares registered in the public offering under the Securities Act. Participant agrees that any transferee of the Restricted Stock Unit Award or Shares acquired pursuant to the Restricted Stock Unit Award shall be bound by this Section 5.

SECTION 6. PAYMENT AFTER VESTING.

Subject to Section 10, any Restricted Stock Units that vest shall be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares. Subject to the provisions of the next paragraph, such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period ending no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year, or if later, the end of the Company’s tax year, in either case that includes the vesting date. In no event shall Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination of Service (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (a) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination of Service, and (b) the payment of such accelerated Restricted Stock Units shall result in the imposition of additional tax under Section

409A if paid to Participant on or within the six (6) month period following Participant’s termination of Service, then the payment of such accelerated Restricted Stock Units shall not be made until the date six (6) months and one (1) day following the date of Participant’s termination of Service, unless the Participant dies following his or her termination of Service, in which case, the Restricted Stock Units shall be paid in Shares to the Participant’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder shall be subject to the additional tax imposed under Section 409A, and any ambiguities herein shall be interpreted to so comply.

SECTION 7. FORFEITURE UPON TERMINATION OF SERVICE.

Notwithstanding any contrary provision of this Award Agreement, if Participant ceases to provide Service for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement shall thereupon be forfeited at no cost to the Company and Participant shall have no further rights thereunder.

SECTION 8. TAX CONSEQUENCES.

Participant has reviewed with his or her own tax advisors the U.S. federal, state, local, and foreign tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

SECTION 9. DEATH OF PARTICIPANT.

Any distribution or delivery to be made to Participant under this Award Agreement shall, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

SECTION 10. TAX WITHHOLDING.

Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), or the Parent or Subsidiary to which Participant is providing services (together, the Company, Employer, and/or the Parent or Subsidiary to which Participant is providing services, the “Service Recipient”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (a) all federal, state, and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the Employer or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant; (b) Participant’s and, to the extent required by the Company (or Service Recipient), the Company’s (or Service Recipient’s) fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares; and (c) any other Company (or Service Recipient) taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement, and the receipt of any dividends or other distributions, and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Service Recipient (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction.

Pursuant to such procedures as the Board of Directors may specify from time to time, the Company shall withhold the minimum amount required to be withheld for the satisfaction of the Tax Obligations. The Board of Directors, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation) by (a) paying cash; (b) withholding the amount of such Tax Obligations from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient; (c) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to the Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (d) by having the Company withhold otherwise deliverable Shares having a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (e) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of the Tax Obligations; or (e) such other means as the Board of Directors deems appropriate. To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any Tax Obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of such Tax Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 4 or 6, Participant shall permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units shall be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such Tax Obligations are not delivered at the time they are due.

SECTION 11. RIGHTS AS STOCKHOLDER.

Neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant shall have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

SECTION 12. NO GUARANTEE OF CONTINUED SERVICE.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICE AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT OR SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP TO PROVIDE SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

SECTION 13. GRANT IS NOT TRANSFERABLE.

Except to the limited extent provided in Section 9, this grant and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately shall become null and void.

SECTION 14. COMPANY’S RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that Participant proposes to sell, pledge, or otherwise transfer to a third party any Shares acquired under this Award Agreement, or any interest in such Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to all (and not less than all) of such Shares. If Participant desires to transfer Shares acquired under this Award Agreement, Participant shall give a written notice of a proposed transfer of Shares (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee, and proof satisfactory to the Company that the proposed sale or transfer shall not violate any applicable federal, state or foreign securities laws. The Transfer Notice shall be signed both by Participant and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, Participant may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Participant is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Participant, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization, or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 14 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 14.

(d) Termination of Right of First Refusal. Any other provision of this Section 14 notwithstanding, in the event that the Stock is readily tradable on an established securities market when Participant desires to transfer Shares, the Company shall have no Right of First Refusal, and Participant shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 14 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession, or (ii) a transfer to one or more members of Participant’s Immediate Family (which shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law and shall include adoptive relationships) or to a trust established by Participant for the benefit of Participant and/or one or more members of Participant’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Award Agreement. If Participant transfers any Shares acquired under this Award Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Award Agreement shall apply to the Transferee to the same extent as to Participant.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Award Agreement, the consideration for the Shares to be purchased in accordance with this Section 14, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Award Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Award Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 14.

SECTION 15. RESTRICTED LEGENDS AND STOP-TRANSFER ORDERS.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

SECTION 16. ADDRESS FOR NOTICES.

Any notice to be given to the Company under the terms of this Award Agreement shall be addressed to the Company at Sumo Logic, Inc., 305 Main Street, Redwood City, CA 94063, or at such other address as the Company may hereafter designate in writing.

SECTION 17. ELECTRONIC DELIVERY.

The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

SECTION 18. NO WAIVER.

Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

SECTION 19. SUCCESSORS AND ASSIGNS.

The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

SECTION 20. ADDITIONAL CONDITIONS TO ISSUANCE OF STOCK.

If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance shall not occur unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares shall violate federal securities laws or other applicable laws, the Company shall defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares shall no longer cause such violation. The Company shall make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

SECTION 21. INTERPRETATION.

The Board of Directors shall have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Board of Directors in good faith shall be final and binding upon Participant, the Company and all other interested persons. Neither the Board of Directors nor any person acting on behalf of the Board of Directors shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

SECTION 22. MODIFICATIONS TO THE AWARD AGREEMENT.

This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

SECTION 23. GOVERNING LAW; SEVERABILITY.

This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

SECTION 24. ENTIRE AGREEMENT.

The Plan is incorporated herein by reference. The Plan and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising under the Plan or this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below

PARTICIPANT:	SUMO LOGIC, INC.

Signature	By

Print Name	Title

Residence Address:

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	SUMO LOGIC, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Unit Award to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and

Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

SUMO LOGIC, INC. 2010 STOCK PLAN:

STOCK OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

(a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, including the Country Addendum attached hereto as Exhibit A (jointly with the Stock Option Agreement, this “Agreement”), the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 17 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

(a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.

(b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 15(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price. In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Stock Option Grant.

(b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. In the case of Restricted Shares, the Company shall cause such certificates to be deposited in escrow under Section 7(c). In the case of other Shares, the Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

(c) Responsibility for Taxes. The Optionee acknowledges regardless of any action taken by the Company or, if different, the Optionee’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to Optionee (“Tax-Related Items”), is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Optionee further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this option, including, but not limited to, the grant, vesting or exercise of the option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends or other distributions, and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(d) Withholding Taxes. In the event that the Company determines that it is required to withhold any Tax-Related Items as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

SECTION 5. PAYMENT FOR STOCK OR WITHHOLDING TAXES.

(a) Cash. All or part of the Purchase Price and the Company’s obligation for the withholding of Tax-Related Items may be paid to the Company in cash or cash equivalent.

(b) Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price and the Company’s obligation for the withholding of Tax-Related Items may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c) Exercise/Sale. All or part of the Purchase Price and the Company’s obligation for the withholding of Tax-Related Items may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Optionee will receive a cash refund of any over-withheld amount not remitted to tax authorities on the Optionee’s behalf and will have no entitlement to the Share equivalent.

Finally, the Optionee agrees to pay to the Company or the Employer, including through withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer, any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.

SECTION 6. TERM AND EXPIRATION.

(a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (a) above;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii) The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option is exercisable for vested Shares on or before the date when the Optionee’s Service terminates. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option was exercisable for vested Shares on or before the date when the Optionee’s Service terminated.

For purposes of this option, the date the Optionee’s Service terminates is the date the Optionee is no longer actively providing services to the Company or one of its subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or providing services or the terms of the Optionee’s employment or service agreement, if any) and, unless otherwise expressly provided in this Agreement or determined by the Company, (i) the Optionee’s right to vest in the option under the Plan, if any, will terminate as of the date the Optionee’s Service terminates and will not be extended by any notice period (e.g., the Optionee’s period of Service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Optionee is employed or providing services or the terms of the Optionee’s employment or service agreement, if any), and (ii) the period (if any) during which the Optionee may exercise the option after the Optionee’s Service terminates will commence on the date the Optionee’s Service terminates and will not be extended by any notice period mandated under employment laws in the jurisdiction where the Optionee is employed or providing services or terms of the Optionee’s employment or service agreement, if any. The Company shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of this option.

(c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (a) above; or

(ii) The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option is exercisable for vested Shares on or before the date of the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.

(d) Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(e) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii) More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii) More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. RIGHT OF REPURCHASE.

(a) Scope of Repurchase Right. Until they vest in accordance with the Notice of Stock Option Grant and Subsection (b) below, the Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase. The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Optionee’s Service, but the Right of Repurchase may be exercised automatically under Subsection (d) below. If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the Exercise Price of each Restricted Share being repurchased.

(b) Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice of Stock Option Grant.

(c) Escrow. Upon issuance, the certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow. All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) released to the Optionee upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months). In any event, all Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Optionee’s Service or (ii) the lapse of the Right of First Refusal.

(d) Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 15(c) that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. The Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company.

(e) Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 7 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 7, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.

(f) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.

(g) Transfer of Restricted Shares. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Optionee may transfer Restricted Shares to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(h) Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

(d) Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 8.

SECTION 9. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(i) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(ii) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(iii) Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 10. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 11. RESTRICTIONS ON TRANSFER OF SHARES.

(a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or foreign jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any foreign jurisdiction, or any other law.

(b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

“THE TRANSFER OF SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTIONS REQUIRING APPROVAL OF THE BOARD OF DIRECTORS PURSUANT TO AND IN ACCORDANCE WITH SECTION 6.4 OF THE BYLAWS OF THE COMPANY, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SHARES OF STOCK THAT DOES NOT COMPLY WITH SECTION 6.4 OF THE BYLAWS OF THE COMPANY.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

(h) Further Limits on Transferability. Notwithstanding anything to the contrary, any purported transfer of any Shares effected in violation of Section 6.4 of the bylaws of the Company shall be null and void and shall have no force and effect and the Company shall not register any such purported transfer.

SECTION 12. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

SECTION 13. NATURE OF GRANT.

In accepting the grant, the Optionee acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the option is exceptional, discretionary, voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

(c) all decisions with respect to future option or other grants, if any, will be at the sole discretion of the Company;

(d) the Optionee is voluntarily participating in the Plan;

(e) the option, the Shares subject to the option and the income and value of same, are not intended to replace any pension rights or compensation;

(f) the option and the Shares subject to the option, and the income and value of same, are not part of normal or expected compensation for any purpose including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(g) unless otherwise agreed with the Company, the option and the Shares subject to the option, and the income and value of same, are not granted as consideration for, or in connection with, the service the Optionee may provide as a director of a Subsidiary of the Company;

(h) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(i) if the underlying Shares do not increase in value, the option will have no value;

(j) if the Optionee exercises the option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(k) in addition to paragraphs (a) - (j), the following provisions will also apply if the Optionee is employed or providing Services outside the United States:

(i) no claim or entitlement to compensation or damages shall arise from forfeiture of the options resulting from the termination of Optionee’s Service (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of Optionee’s employment agreement, if any), and in consideration of the grant of the option to which the Optionee is otherwise not entitled, the Optionee irrevocably agrees never to institute any claim against the Company, the Employer and any Subsidiary, waives his or her ability, if any, to bring any such claim, and releases the Employer, the Company and its subsidiaries from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(ii) the option, the Shares subject to the option and the income and value of same, are not part of normal or expected compensation or salary for any purpose; and

(iii) neither of the Company, its Subsidiaries, nor the Employer shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the United States Dollar that may affect the value of the option or of any amounts due to the Optionee pursuant to the exercise of the option or the subsequent sale of any Shares acquired upon exercise.

SECTION 14. DATA PRIVACY.

(a) The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in the Agreement and any other option grant materials (“Data”) by and among, as applicable, the Employer, the Company and any subsidiary of the Company for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that the Company and the Employer may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number (e.g., resident registration number), salary, nationality, job title, any Shares or directorships held in the Company, details of all options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

(b) The Optionee understands that Data may be transferred to any stock plan service provider or any other third party as may be selected by the Company to assist the Company with the implementation, administration and management of the Plan, presently or in the future (the “Designated Broker”). The Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that a recipient’s country of operation (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country of residence. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative.

(c) The Optionee authorizes the Company, the Designated Broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, his or her status as an eligible Optionee with the Employer will not be adversely affected; the only consequence of refusing or withdrawing the Optionee’s consent is that the Company would not be able to grant the Optionee options or other equity awards or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

(d) Finally, upon request of the Company or the Employer, the Optionee agrees to provide an executed data privacy consent form to the Employer or the Company (or any other agreements or consents that may be required by the Employer or the Company) that the Company and/or the Employer may deem necessary to obtain under the data privacy laws in the Optionee’s country, either now or in the future. The Optionee understands that he or she will not be able to participate in the Plan if he or she fails to execute any such consent or agreement.

SECTION 15. MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and5.

(b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d) Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Optionee and by an authorized officer of the Company (other than the Optionee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(e) Entire Agreement. The Notice of Stock Option Grant, this Agreement, including the Country Addendum attached hereto as Exhibit A and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(g) Language. If the Optionee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

(h) Country Addendum. Notwithstanding any provisions in this Agreement, this option shall be subject to any special terms and conditions for the Optionee’s country set forth in the Country Addendum attached hereto as Exhibit A. Further, if the Optionee relocates to one of the countries included in the Country Addendum, the special terms and conditions for such country will apply to the Optionee to the extent that the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Agreement.

(i) Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on this option and on any Shares acquired under the Plan to the extent that the Company determines it is necessary or advisable for legal or administrative reasons and consistent with the Plan, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

SECTION 16. ACKNOWLEDGEMENTS OF THE OPTIONEE.

(a) Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, the Optionee acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

(b) Electronic Delivery of Documents. The Optionee agrees to accept by email all documents relating to the Company, the Plan or this option and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Optionee by email of their availability. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company. The Optionee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents.

(c) No Notice of Expiration Date. The Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this option pursuant to Section 6, regardless of whether this option will expire at the end of its full term or on an earlier date related to the termination of the Optionee’s Service. The Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this option and for exercising this option, if at all, before it expires. This Subsection (c) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.

(d) Insider Trading. The Optionee acknowledges that, depending on his or her country, the Optionee may be subject to insider trading restrictions and/or market abuse laws, which may affect the Optionee’s ability to acquire or sell Shares or rights to Shares (e.g., this option) under the Plan during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by the laws in his or her country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Optionee should speak to his or her personal advisor on this matter.

(e) Foreign Asset/Account Reporting. The Optionee’s country may have certain foreign asset and/or account reporting requirements which may affect his or her ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside the Optionee’s country. The Optionee may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. The Optionee acknowledges that it is his or her responsibility to be compliant with such regulations, and the Optionee should speak to his or her personal advisor on this matter.

(f) Waiver of Statutory Information Rights. The Optionee acknowledges and agrees that, upon exercise of this option and until the first sale of the Company’s Stock to the general public pursuant to a registration statement filed under the Securities Act, he or she will be deemed to have waived any rights the Optionee might otherwise have had under Section 220 of the Delaware General Corporation Law (or under similar rights under other applicable law) to inspect for any proper purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary. This waiver applies only in the Optionee’s capacity as a stockholder and does not affect any other inspection rights the Optionee may have under other law or pursuant to a written agreement with the Company.

SECTION 17. DEFINITIONS.

(a) “Agreement” shall mean this Stock Option Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(e) “Company” shall mean Sumo Logic, Inc., a Delaware corporation.

(f) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(g) “Date of Grant” shall mean the date of grant specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(h) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(k) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(l) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(n) “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(o) “NSO” shall mean a stock option not described in Section 422(b) or 423(b) of the Code.

(p) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(q) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(r) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(s) “Plan” shall mean the Sumo Logic, Inc. 2010 Stock Plan, as in effect on the Date of Grant.

(t) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(u) “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Optionee’s Service terminates for any reason, including (without limitation) death or disability.

(v) “Restricted Share” shall mean a Share that is subject to the Right of Repurchase.

(w) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.

(x) “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 7.

(y) “Securities Act” shall mean the Securities Act of 1933, as amended.

(z) “Service” shall mean service as an Employee, Outside Director or Consultant.

(aa) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(bb) “Stock” shall mean the Common Stock of the Company.

(cc) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(dd) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(ee) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 8.

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EXHIBIT A

COUNTRY ADDENDUM TO STOCK OPTION AGREEMENT

TERMS AND CONDITIONS

This Country Addendum includes additional terms and conditions that govern the option granted to the Optionee under the Plan if the Optionee works and/or resides in one of the countries listed below. If the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working (or is considered as such for local law purposes), or if the Optionee transfers employment or residency to a different country after the option is granted, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will be applicable to the Optionee.

Certain capitalized terms used but not defined in this Country Addendum have the meanings set forth in the Plan and/or the Stock Option Agreement (the “Agreement”).

NOTIFICATIONS

This Country Addendum also includes notifications regarding certain other issues of which the Optionee should be aware with respect to the Optionee’s participation in the Plan. These notifications are based on the securities, exchange control and other laws in effect in the respective countries as of February 2016. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Optionee not rely on the notifications contained in this Country Addendum as the only source of information relating to the consequences of the Optionee’s participation in the Plan because the information may be out-of-date at the time the Optionee exercises the option or sells any Shares acquired upon such exercise.

In addition, the notifications contained in this Country Addendum are general in nature and may not apply to the Optionee’s particular situation and, as a result, the Company is not in a position to assure the Optionee of any particular result. Accordingly, the Optionee should seek appropriate professional advice as to how the relevant laws in the Optionee’s country may apply to the Optionee’s individual situation.

If the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working (or is considered as such for local law purposes), or if the Optionee relocates to a different country after the option is granted, the notifications contained in this Country Addendum may not be applicable to the Optionee in the same manner.

The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan, or the Optionee’s acquisition or sale of the underlying Shares. The Optionee should consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

AUSTRALIA

TERMS AND CONDITIONS

Compliance with Law. Notwithstanding anything else in the Agreement, the Optionee will not be entitled to, and shall not claim any benefit under the Plan if the provision of such benefit would give rise to a breach of Part 2D.2 of the Corporations Act 2001 (Cth), any other provision of that Act, or any other applicable statute, rule or regulation which limits or restricts the giving of such benefits. Further, the Employer is under no obligation to seek or obtain the approval of its shareholders in general meeting for the purpose of overcoming any such limitation or restriction.

CANADA

TERMS AND CONDITIONS

Form of Exercise. The following provision supplements Section 5(b) (Payment for Stock or Withholding Taxes) of the Agreement:

Notwithstanding any provision of the Agreement or the Plan to the contrary, the Optionee is prohibited from surrendering Shares that he or she already owns to pay the Exercise Price or any Tax-Related Items in connection with the exercise of the option. The Company reserves the right to permit this method of payment depending upon the development of local law.

Termination of Service. The following provision replaces the last paragraph of Section 6(b) (Termination of Service (Except by Death)) of the Agreement:

For purposes of this option, the Optionee’s status as an eligible Optionee will be considered terminated as of, and the Optionee’s right (if any) to vest in the option pursuant to the Agreement or exercise the option after such termination (regardless of the reason for such termination and whether or not later found to be invalid or in breach of the employment laws in the jurisdiction where the Optionee is employed or providing services or the terms of the Optionee’s employment or service agreement, if any) will be measured by, the date that is the earlier of: (a) the date the Optionee’s employment or service with the Company or its subsidiaries is terminated; (b) the date the Optionee receives written notice of termination from the Company or a Subsidiary of the Company, regardless of any notice period or period of pay in lieu of such notice mandated under the employment laws in the jurisdiction where the Optionee is employed or providing services or the terms of the Optionee’s employment or service agreement, if any; or (c) the date the Optionee is no longer employed by or actively providing services to the Company or any of its subsidiaries; the Company, in its sole discretion, shall determine when the Optionee is no longer employed or actively providing services for purposes of the option (including whether the Optionee may still be considered employed or actively providing services while on a leave of absence).

The following provisions apply for residents of Quebec:

Language Consent. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir expressement souhaité que la convention [“Agreement”], ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Data Privacy Notice. This provision supplements Section 14 (Data Privacy) of the Agreement:

The Optionee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. The Optionee further authorizes the Employer, the Company and any of its subsidiaries to disclose and discuss the Plan with their advisors. The Optionee further authorizes the Employer, the Company and any subsidiary of the Company to record such information and to keep such information in his or her employee file.

NOTIFICATIONS

Securities Law Information. The Optionee may not be permitted to sell or otherwise dispose of any Shares acquired upon exercise of the option within Canada. The Optionee may only be permitted to sell or dispose of any Shares acquired under the Plan if such sale or disposal takes place outside of Canada or, when the Shares become publicly traded, on the facilities on which such Shares are traded (i.e., on the New York Stock Exchange).

Foreign Asset/Account Reporting Information. The Optionee may be required to report his or her foreign property on Form T1135 (Foreign Income Verification Statement) if the total cost of the Optionee’s foreign property exceeds C$100,000 at any time during the year. Foreign property includes cash held outside of Canada and Shares acquired under the Plan, and it may include the options. The Form T1135 must be filed by April 30 of the following year. When Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB ordinarily would equal the fair market value of the Shares at the time of acquisition, but if the Optionee owns other shares of the same company, this ACB may have to be averaged with the ACB of the other shares. The Optionee should consult with his or her personal tax advisor to determine his or her reporting requirements.

GERMANY

Exchange Control Information.

Cross-border payments in excess of €12,500, including any cross-border payments received in connection with the sale of Shares acquired under the Plan or any dividends paid on such Shares, must be reported monthly to the German Federal Bank (Bundesbank). For payments made in connection with securities or financial derivatives (including any proceeds from the sale of Shares acquired under the Plan), the report must be made by the 5th day of the month following the month in which the payment was received. The report must be filed electronically. The form of report (“Allgemeines Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English. In addition, in the unlikely event that Optionee holds Shares exceeding 10% of the total capital of the Company, Optionee must report such holdings in the Company on an annual basis. Optionee is responsible for complying with applicable reporting requirements.

INDIA

TERMS AND CONDITIONS

Restriction of Exercise. The following provision supplements Section 2 (Right to Exercise) of the Agreement:

Notwithstanding that any portion of the option has become vested pursuant to the schedule provided in the Notice of Stock Option Grant, this option shall not be exercisable as to any Shares unless and until the earliest to occur of: (i) the Shares subject to this option are listed on an established securities market, (ii) the Company is subject to a *Change in Control, provided that the Shares will only be exercisable upon a *Change in Control if the Shares are exchanged for cash, securities that are listed on an established securities market or a combination thereof, or (iii) the Company in its sole discretion, designates an exercise period (each, and “Exercise Trigger Date”). Upon the occurrence of an Exercise Trigger Date, the option shall become exercisable as to all Shares subject to it that have vested as of such date, and thereafter, the option shall become exercisable as the option vests.

In the event that this option expires prior to the Exercise Trigger Date, the Optionee shall not be able to exercise any portion of the option.

Post-Termination Exercise Period. The following provision replaces Section 6(b)(ii) (Termination of Service (Except by Death) of the Agreement:

“(ii) The date five years after termination of the Optionee’s Service for any reason other than Disability; or”

*”Change in Control” means (a) the consummation of a merger or consolidation of the Company with or into another entity or (b) the dissolution, liquidation or winding up of the Company. The foregoing notwithstanding, a merger or consolidation of the Company does not constitute a “Change in Control” if immediately after the merger or consolidation a majority of the voting power of the capital stock of the continuing or surviving entity, or any direct or indirect parent corporation of the continuing or surviving entity, will be owned by the persons who were the Company’s stockholders immediately prior to the merger or consolidation in substantially the same proportions as their ownership of the voting power of the Company’s capital stock immediately prior to the merger or consolidation.

NOTIFICATIONS

Exchange Control Information. Due to exchange control restrictions in India, the Optionee may be required to repatriate any proceeds from the sale of Shares acquired under the Plan to India within 90 days of receipt, and proceeds from the receipt of any dividends within 180 days of receipt. Indian resident Optionee must obtain a foreign inward remittance certificate (“FIRC”) from the bank where the Optionee deposits the funds and must maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Employer requests proof of repatriation.

Foreign Asset/Account Reporting Information. Indian residents are required to declare any foreign bank accounts and assets (including Shares acquired under the Plan) on his or her annual tax return. Increased penalties for failing to report these assets/accounts have been implemented. The Optionee should consult with his or her personal tax advisor to determine the Optionee’s reporting requirements.

JAPAN

NOTIFICATIONS

Foreign Asset/Account Reporting Information. Optionee is required to report details of any assets (including Shares acquired under the Plan) held outside of Japan as of December 31 each year, to the extent such assets have a total net fair market value exceeding ¥50 million. Such report will be due by March 15 each year. Optionee should consult with his or her personal tax advisor as to whether the reporting obligation applies and whether Optionee will be required to report details of any outstanding Options or Shares in the report.

NETHERLANDS

There are no country-specific provisions.

NEW ZEALAND

NOTIFICATIONS

Securities Law Information.

The Optionee is being offered options (which, upon vesting and being exercised in accordance with the terms of grant of the options, will be converted into Shares) in Sumo Logic, Inc.

New Zealand law normally requires people who offer financial products to give information to investors before they invest. This requires those offering financial products to have disclosed information that is important for investors to make an informed decision.

The usual rules do not apply to this offer because it is a small offer. As a result, the Optionee may not be given all the information usually required. The Optionee will also have fewer other legal protections for this investment. The Optionee should, therefore, ask questions, read all documents carefully, and seek independent financial advice before committing him or herself.

POLAND

NOTIFICATIONS

Exchange Control Information. If the Optionee maintains bank or brokerage accounts holding cash and foreign securities (including Shares) outside of Poland, the Optionee will be required to report information to the National bank of Poland on transactions and balances in such accounts if the value of such cash and securities exceeds PLN 7 million. If required, such reports must be filed on a quarterly basis on special forms available on the website of the National Bank of Poland. The Optionee should consult with his or her personal legal advisor to determine whether he or she will be required to submit reports to the National Bank of Poland.

Further, the Optionee acknowledges that any transfer of funds in excess of €15,000 into or out of Poland must be effected through a bank account in Poland. The Optionee understands that he or she is required to store all documents connected with any foreign exchange transactions that the Optionee engages in for a period of five years as measured from the end of the year in which such transaction occurred.

SWEDEN

There are no country-specific provisions.

UNITED KINGDOM

TERMS AND CONDITIONS

Withholding Taxes. This provision supplements Section 4(c) (Responsibility for Taxes) and Section 4(d) (Withholding Taxes) of the Agreement:

If payment or withholding of the Optionee’s income tax liability is not made within 90 days after the end of the U.K. tax year in which the event giving rise to such income tax liability occurs, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax will constitute a loan owed by the Optionee to the Employer, effective on the Due Date. The Optionee agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in the Agreement. Notwithstanding the foregoing, if the Optionee is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act), the Optionee will not be eligible for such a loan to cover the income tax as described above. In the event that the Optionee is a director or executive officer and the Optionee’s income tax liability is not collected from or paid by the Optionee by the Due Date, such uncollected amounts may constitute a benefit to the Optionee on which additional income tax and National Insurance contributions may be payable. The Optionee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer, as applicable, for the value of any National Insurance contributions due on this additional benefit, which the Company or the Employer may recover by any of the means referred to in the Agreement.

In addition, the Optionee agrees that the Company and/or the Employer may calculate the income tax to be withheld and accounted for by reference to the maximum applicable rates, without prejudice to any right the Optionee may have to recover any overpayment from HMRC.

Section 431 Election. If so required by the Company in circumstances where the Shares to be acquired by Optionee are considered to be “restricted securities” for the purposes of Part 7, Chapter 2, of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”), Optionee is required to enter into an election jointly with the Employer, pursuant to Section 431 ITEPA, electing that the market value of the Shares at the time of exercise of the option be calculated as if such Shares were not “restricted securities.” Without such election, any gains made on disposal of the Shares may be subject to a partial income tax charge.

Joint Election for Transfer of Liability for Employer National Insurance Contributions. As a condition of exercising this option, Optionee agrees to accept any liability for secondary Class 1 National Insurance Contributions which may be payable by the Employer in connection with any event giving rise to tax liability in relation to the option (“Employer NICs”). The Employer NICs may be collected by the Company or the Employer using any of the methods described in Section 5 of this Agreement. To accomplish the foregoing, by accepting this option, Optionee expressly agrees to enter into a joint election in accordance with Paragraph 3B(1) of Schedule 1 of the Social security Contributions and Benefits Act 1992 by and between the Optionee and the Company in a form provided by the Company (the “Election”) and such further joint elections as may be required by the Company or any successor to the Company to accomplish the transfer of the Employer NICs to Optionee. If Optionee does not enter into the Election at the time and in the manner required by the Company, or as required pursuant to applicable law in order to transfer to Optionee any secondary Class 1 National Insurance Contributions of the Company related to this option, the option shall become null and void without any liability to the Company, may not be exercised and shall lapse with immediate effect.

SUMO LOGIC, INC. 2010 STOCK PLAN

NOTICE OF STOCK OPTION EXERCISE

You must sign this Notice on Page 3 before submitting it to the Company.

OPTIONEE INFORMATION:

Name:	Social Security Number:

Address:	Employee Number:

Email Address:

OPTION INFORMATION:

Date of Grant: _________________, 20__	Type of Stock Option:

Exercise Price per Share: $ __________	☐ Nonstatutory (NSO)

Total number of shares of Common Stock of Sumo Logic, Inc. (the “Company”) covered by the option: ______________	☐ Incentive (ISO)

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which the option is being exercised now: ____________________. (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $ ____________

Form of payment enclosed [check all that apply]:

☐	Check for $ ________________, payable to “Sumo Logic, Inc.”

☐	Wire for $ ________________.

☐	Certificate(s) for ________________ shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐	Attestation Form covering ________________ shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

Name(s) in which the Purchased Shares should be registered [please review the attached explanation of the available forms of ownership, and then check one box]*:

☐ In my name only ☐ In the names of my spouse and myself as community property	My spouse’s name (if applicable):

☐ In the names of my spouse and myself as community property with the right of survivorship

☐ In the names of my spouse and myself as joint tenants with the right of survivorship

☐ In the name of an eligible revocable trust [requires Stock Transfer Agreement]	Full legal name of revocable trust:

*WHILE THE COMPANY WILL REGISTER THE PURCHASED SHARES IN ACCORDANCE WITH YOUR INSTRUCTION, THIS DOCUMENT DOES NOT CONTROL OR CHANGE THE NATURE OF THE PURCHASED SHARES AS COMMUNITY PROPERTY OR SEPARATE PROPERTY. YOU ARE ADVISED TO CONSULT YOUR OWN ADVISOR TO DETERMINE IF ADDITIONAL STEPS OR DOCUMENTATION ARE REQUIRED IN THIS REGARD.

REPRESENTATIONS AND ACKNOWLEDGEMENTS OF THE OPTIONEE:

1.

I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.

I understand that my purchase of the Purchased Shares has not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares or any sale or transfer thereof.

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4.

I am aware of Rule 144 under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions may include (without limitation) that certain current public information about the issuer be available, that the resale occur only after a holding period required by Rule 144 has been satisfied, that the sale occur through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied as of the date set forth below, and that the Company is not required to take action to satisfy any conditions applicable to it.

5.

I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.

I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.

I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.

I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal, the drag-along right and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement. I acknowledge that any transfer of the Purchased Shares may be subject to a transfer fee and must be effected on the Company’s form of stock transfer agreement, as further described in the Stock Option Agreement.

9.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

10.

I acknowledge that I have received a copy of the Company’s explanation of the forms of ownership available for my Purchased Shares. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement on a form prescribed by the Company. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements described in the attached explanation (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

11.

I acknowledge that I have received a copy of the Company’s explanation of the federal income tax consequences of an option exercise. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

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12.

I agree that the Company does not have a duty to design or administer the 2010 Stock Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options are exempt from section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Company’s Board of Directors. Since shares of the Company’s Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Company’s Board of Directors or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

13.

I acknowledge and agree to be bound by the terms and provisions of the Company’s Amended Bylaws dated October 23, 2017 (a copy of which will be provided upon request), as such amendment relates to the transfer of stock.

14.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing

15.

I consent, with respect to all shares of capital stock of the Company held by me, to receive any notice given by the Company under its certificate of incorporation or bylaws, as the same may be amended and/or restated from time to time, the General Corporation Law of the State of Delaware (the “General Corporation Law”) or otherwise, by electronic transmission pursuant to Section 232 of the General Corporation Law at the email address set forth above. I further acknowledge and agree that the Company may rely upon any expressions of my consent to proposed corporate actions received from the email address provided above. I hereby agree to notify the Company of any change to my email address set forth above, and further agree that the provision of such notice shall constitute my consent to receive notice and to provide my expression of consent as provided herein at such address. In the event that the Company is unable to deliver notice to me at the e-mail address set forth above, I shall, within five (5) days after a request by the Company, provide the Company with a valid e-mail address to which I consent to receive notice and to provide expressions of consent as provided herein.

SIGNATURE:	DATE:

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EXPLANATION OF FORMS OF STOCK OWNERSHIP

PURPOSE OF THIS EXPLANATION

The purpose of this explanation is to provide you with a brief summary of the forms of legal ownership available for the shares that you are purchasing (the “Purchased Shares”). For a number of reasons, this explanation is no substitute for personal legal advice:

•	To make the explanation short and readable, only the highlights are covered. Some legal rules are not addressed, even though they may be important in particular cases.

•	While the summary attempts to deal with the most common situations, your own situation may well be different from the norm.

•	The law may change, and the Company is not responsible for updating this summary.

•

The form in which you own your shares may have a substantial impact on the estate tax treatment that applies to those shares when you die or the income tax treatment that applies when your survivors sell the shares after your death.

FOR THESE REASONS, THE COMPANY STRONGLY ENCOURAGES YOU TO CONSULT YOUR OWN ADVISER BEFORE EXERCISING YOUR OPTION AND BEFORE MAKING A DECISION ABOUT THE FORM OF OWNERSHIP FOR YOUR SHARES.

OVERVIEW

The Notice of Stock Option Exercise offers five forms of taking title to the Purchased Shares:

•	In your name only,

•	In your name and the name of your spouse as community property,

•	In your name and the name of your spouse as community property with the right of survivorship,

•	In your name and the name of your spouse as joint tenants with the right of survivorship, or

•	In the name of an eligible revocable trust.

Title in the Purchased Shares depends upon (a) your marital status, (b) the marital property laws of your state of residence and (c) any agreement with your spouse altering the existing marital property laws of your state of residence. If you are not married, you generally will take title in your name alone. If you are married, title depends upon the marital property laws of your state of residence. In general, states are classified either as “community property” states or as “common-law property” states. (But individual state law may vary within these classifications.)

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COMMUNITY PROPERTY AND JOINT TENANCY

Community property states include California, Texas, Washington, Arizona, Nevada, New Mexico, Idaho, Louisiana and Wisconsin. In a community property state, property acquired during marriage by either spouse is presumed to be one-half owned by each spouse. All other property is classified as the separate property of the spouse who acquires the property. While either spouse has equal management and control over the community property and may sell, spend or encumber all community property, neither spouse may gift community property or partition his/her one-half interest without the consent of the other spouse. Upon divorce, all community property is divided equally among the spouses and each spouse is entitled to retain all of his/her separate property. Upon the death of a spouse, one-half of the community property (and all of the decedent spouse’s separate property) will pass to the decedent spouse’s heirs. The other one-half of the community property remains the property of the surviving spouse.

Other states are common-law property states. In a common-law property state, each spouse is generally deemed to own whatever he/she earns or acquires.

A married couple may elect to alter the marital property rules by mutually agreeing to take title to property in other forms. For example, a couple residing in a community property state may generally enter into an agreement and transform what otherwise would be community property into the separate property of the spouse who earns or acquires the property.

In addition, many community property and common-law property states allow married couples to take joint title in property acquired during marriage. For example, California allows a married couple to take title in a joint tenancy with the right of survivorship. In a joint tenancy, each spouse owns a one-half interest in the property as separate property. This means that each spouse may transfer or sell his/her one-half interest in the property while he/she is alive. However, unlike traditional separate property, a spouse cannot transfer his/her one-half interest to heirs at death. Instead, the surviving spouse automatically receives the decedent spouse’s one-half interest and becomes the full owner of the property. (This is called the “right of survivorship.”) Both spouses must consent to taking property in a joint tenancy in lieu of having the community property laws apply.

California also allows a married couple to take title in the shares as community property with the right of survivorship. This means that the shares are treated like community property while both spouses are alive. However, if one spouse dies, then the other spouse automatically receives the decedent spouse’s one-half interest and becomes the full owner of the shares. In other words, the decedent spouse’s will or trust does not control the disposition of the shares.

If you have the Purchased Shares issued in a form other than those described above, then the transfer will be treated as a “disposition” for tax purposes. This means that the effect, for tax purposes, will be the same as selling the Purchased Shares. Please refer to the attached tax summary for additional information.

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TRUSTS

A transfer to a trust generally should not be treated as a “disposition” of the Purchased Shares for tax purposes if the trust satisfies each of the following conditions:

•	You are the sole grantor of the trust,

•	You are the sole trustee, or you and your spouse are the sole co-trustees,

•	The trustee or trustees are not required to distribute the income of the trust to any person other than you and/or your spouse while you are alive, and

•	The trust permits you to revoke all or part of the trust and to have the trust’s assets returned to you, without the consent of any other person (including your spouse).

If you have the Purchased Shares issued to a trust that does not meet these requirements, then the transfer will be treated as a “disposition” for tax purposes. This means that the effect, for tax purposes, will be the same as selling the Purchased Shares. Please refer to the attached tax summary for additional information.

If you have the Purchased Shares issued to any trust, you will be required to sign a Stock Transfer Agreement in your capacity as trustee. Under the Stock Transfer Agreement, the Purchased Shares remain subject to the Company’s right of first refusal in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

THE COMPANY WILL NOT CHECK TO DETERMINE WHETHER THE FORM OF OWNERSHIP THAT YOU ELECT IN YOUR NOTICE OF STOCK OPTION EXERCISE IS APPROPRIATE. YOU SHOULD CONSULT YOUR OWN ADVISERS ON THIS SUBJECT. IF AN INAPPROPRIATE ELECTION IS MADE, THE FORM OF OWNERSHIP MAY NOT WITHSTAND LEGAL SCRUTINY OR MAY HAVE ADVERSE TAX CONSEQUENCES.

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EXPLANATION OF U.S. FEDERAL INCOME TAX CONSEQUENCES

(Current as of January 2019)

PURPOSE OF THIS EXPLANATION

The purpose of this explanation is to provide you with a brief summary of the tax consequences of exercising your option. For a number of reasons, this explanation is no substitute for personal tax advice:

•	To make the explanation short and readable, only the highlights are covered. Some tax rules are not addressed, even though they may be important in particular cases.

•	While the summary attempts to deal with the most common situations, your own tax situation may well be different from the norm.

•

State and foreign income taxes are not addressed at all, even though they could have a significant impact on your tax planning. Likewise, federal gift and estate taxes and state inheritance taxes are not discussed.

•	Tax planning involving incentive stock options is exceedingly complex, in part because of the possible application of the alternative minimum tax.

•

This explanation assumes that your option is not subject to section 409A of the Internal Revenue Code. However, the Company cannot be certain that section 409A is inapplicable to your option. (Please refer to the last segment of this summary for more information about section 409A.)

•	The tax rules change often, and the Company is not responsible for updating this summary. (Please refer to the date at the top of this page.)

FOR THESE REASONS, THE COMPANY STRONGLY ENCOURAGES YOU TO CONSULT YOUR OWN TAX ADVISER BEFORE EXERCISING YOUR OPTION.

EXERCISE OF NSO

If you are exercising an NSO, you generally will be taxed at the time of exercise. You will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the Purchased Shares on the date of exercise over (b) the exercise price you are paying. If you are an employee or former employee of the Company, this amount is subject to withholding for income and payroll taxes. Your tax basis in the Purchased Shares (to calculate capital gain when you sell the shares) is equal to the sum of the exercise price you paid for the Purchased Shares plus any additional amount you recognized as income on the exercise date.

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DISPOSITION OF NSO SHARES

When you dispose of the Purchased Shares, you will recognize a capital gain equal to the excess of (a) the sale proceeds over (b) your tax basis in the Purchased Shares. If the sale proceeds are less than your tax basis, you will recognize a capital loss. The capital gain or loss will be long-term if you held the Purchased Shares for more than 12 months. The holding period starts when you exercise your NSO. In general, the maximum marginal federal income tax rate on long-term capital gains is 20% under current law, but lower long-term capital gain rates may apply to certain taxpayers.

Effective January 1, 2013, as a result of the Health Care and Education Reconciliation Act of 2010, an additional Medicare contribution tax is imposed at a rate of 3.8% on the “net investment income” of individuals with adjusted gross incomes in excess of $200,000 ($250,000 in the case of a joint return, and $125,000 in the case of a married taxpayer filing separately). “Net investment income” includes income from interest, dividends, and capital gains, reduced by the deductions properly allocated to such income.

Depending on the level of your adjusted gross income, the additional Medicare contribution tax may be imposed on any short-term and long-term capital gain income and can increase your marginal tax rate.

LIMIT ON ISO TREATMENT

The Notice of Stock Option Grant indicates whether your option is a nonstatutory stock option (NSO) or an incentive stock option (ISO). The favorable tax treatment for ISOs is limited, regardless of what the Notice of Stock Option Grant indicates. Of the options that become exercisable in any calendar year, only options covering the first $100,000 of stock are eligible for ISO treatment. The excess over $100,000 automatically receives NSO treatment. For this purpose, stock is valued at the time of grant. This means that the value is generally equal to the exercise price.

For example, assume that you hold an option to buy 60,000 shares for $8 per share. Assume further that the entire option becomes exercisable in four equal annual installments. Only the first 50,000 shares qualify for ISO treatment. (12,500 times $8 equals $100,000.) The remaining 10,000 shares will be treated as if they had been acquired by exercising an NSO. This is true regardless of when the option is actually exercised; what matters is when it first could have been exercised.

EXERCISE OF ISO AND ISO HOLDING PERIODS

If you are exercising an ISO, you will not be taxed under the regular tax rules until you dispose of the Purchased Shares.1 (The alternative minimum tax rules are described below.) The tax treatment at the time of disposition depends on how long you hold the shares. You will satisfy the ISO holding periods if you hold the Purchased Shares until the later of the following dates:

[1]

Generally, a “disposition” of shares purchased under an ISO encompasses any transfer of legal title, such as a transfer by sale, exchange or gift. It generally does not include a transfer to your spouse, a transfer into joint ownership with right of survivorship (if you remain one of the joint owners), a pledge, a transfer by bequest or inheritance, or certain tax-free exchanges permitted under the Internal Revenue Code. A transfer to a trust is a “disposition” unless the trust is an eligible revocable trust, as described in the attached explanation.

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•	More than two years after the ISO was granted, and

•	More than one year after the ISO is exercised.

DISPOSITION OF ISO SHARES

If you dispose of the Purchased Shares after satisfying both of the ISO holding periods, then you will recognize only a long-term capital gain at the time of disposition. The amount of the capital gain is equal to the excess of (a) the sale proceeds over (b) the exercise price. In general, the maximum marginal federal income tax rate on long-term capital gains is 20% under current law, but lower long-term capital gain rates may apply to certain taxpayers.

Effective January 1, 2013, as a result of the Health Care and Education Reconciliation Act of 2010, an additional Medicare contribution tax is imposed at a rate of 3.8% on the “net investment income” of individuals with adjusted gross incomes in excess of $200,000 ($250,000 in the case of a joint return, and $125,000 in the case of a married taxpayer filing separately). “Net investment income” includes income from interest, dividends, and capital gains, reduced by the deductions properly allocated to such income.

If you dispose of the Purchased Shares before either or both of the ISO holding periods are met, then you will recognize ordinary income at the time of disposition. The amount of ordinary income will be equal to the excess of (a) the fair market value of the Purchased Shares on the date of exercise over (b) the exercise price. But if the disposition is an arm’s length sale to an unrelated party, the amount of ordinary income will not exceed the total gain from the sale. Under current IRS rules, the ordinary income amount will not be subject to withholding for income or payroll taxes.

Your tax basis in the Purchased Shares will be equal to the sum of the exercise price you paid for the Purchased Shares plus any additional amount you recognized as ordinary income. Any gain in excess of your basis will be taxed as a capital gain—either long-term or short-term, depending on how long you held the Purchased Shares after the date of exercise.

SUMMARY OF ALTERNATIVE MINIMUM TAX

The alternative minimum tax (AMT) must be paid to the extent that it exceeds your regular federal income tax for the year. For 2019, the first $194,800 ($97,400 for a married taxpayer filing a separate return) of your alternative minimum taxable income for the year over the allowable exemption amount (see below) is subject to alternative minimum taxation at the rate of 26%. The balance of your alternative minimum taxable income is subject to alternative minimum taxation at the rate of 28%. The dollar thresholds dividing the 26% and 28% rates are indexed for inflation in future years. Your alternative minimum tax base is equal to your alternative minimum taxable income (AMTI) minus your exemption amount.

•

Alternative Minimum Taxable Income. Your AMTI is equal to your regular taxable income, subject to certain adjustments and increased by items of tax preference. Among the many adjustments made in computing AMTI are the following:

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•	State and local income and property taxes are not allowed as a deduction.

•	Certain interest and other deductions are not allowed.

•	When an ISO is exercised, the spread is added to income for AMT purposes. (See discussion below.)

•	Exemption Amount. Before AMT is calculated, AMTI is reduced by the exemption amount. Under current law, the exemption amount is as follows:

Year:	Joint Returns:	Single Returns:	Separate Returns:
2019[2]	$111,700	$71,700	$55,850

The allowable exemption amount is reduced by $0.25 for each $1.00 by which alternative minimum taxable income for the year exceeds the following amounts:

Year:	Joint Returns:	Single Returns:	Separate Returns:
2019[3]	$1,020,600	$510,300	$510,300

This means, for example, in 2019, the $111,700 exemption amount is phased out completely for married individuals filing joint returns when their alternative minimum taxable income reaches $1,446,800 [($111,700 ÷ $0.25) + $1,000,000].

APPLICATION OF AMT WHEN ISO IS EXERCISED

As noted above, when an ISO is exercised, the spread is included in AMTI at the time of exercise.

A special rule applies if you dispose of the Purchased Shares in the same year in which you exercised the ISO. If the amount you realize on the sale is less than the value of the stock at the time of exercise, then the amount includible in AMTI on account of the ISO exercise is limited to the gain realized on the sale.4

To the extent that your AMT is attributable to the spread on exercising an ISO (and certain other items), you may be able to apply the AMT that you paid as a credit against your income tax liability in future years. But the rules on calculating the available tax credits were amended frequently in recent years and have become extraordinarily complex. On this issue in particular, you must consult your own tax adviser.

[2]	Amounts are indexed for inflation in future years.
[3]	Amounts are indexed for inflation in future years.
[4]

This is similar to the rule that applies under the regular tax system in the event of a disqualifying disposition of ISO stock. The amount of ordinary income that must be recognized in that case generally does not exceed the amount of the gain realized in the disposition.

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When Purchased Shares are sold, your basis for purposes of computing the capital gain or loss under the AMT system is increased by the option spread that exists at the time of exercise. Again, an ISO is treated under the AMT system much like an NSO is treated under the regular tax system. But your basis in the ISO shares for purposes of computing gain or loss under the regular tax system does not reflect any AMT that you pay on the spread at exercise. Therefore, if you pay AMT in the year of the ISO exercise and regular income tax in the year of selling the Purchased Shares, you could pay tax twice on the same gain (except to the extent that you can use the AMT credit described above).

SECTION 409A OF THE INTERNAL REVENUE CODE

The preceding summary assumes that section 409A of the Internal Revenue Code does not apply to your option. In general, your option is exempt from section 409A if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Board of Directors. Since shares of Common Stock are not traded on an established securities market, the determination of their fair market value generally is made by the Board of Directors or by an independent appraisal firm retained by the Company. In either case, there is no guarantee that the Internal Revenue Service will agree with the valuation.

If your option were found to be subject to section 409A, then you would be required to recognize ordinary income as early as the year in which the option (or portion thereof) vests. This amount would also be subject to a 20% federal tax in addition to the federal income tax at your usual marginal rate for ordinary income. Additional state income taxes may apply in some states.

DISCLAIMER UNDER IRS CIRCULAR 230

To ensure compliance with requirements imposed by U.S. tax authorities, we inform you that any U.S. tax advice contained in the foregoing summary is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding United States federal, state or local tax penalties, or (ii) promoting, marketing or recommending to another party any matters addressed herein (including any attachments).

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SUMO LOGIC, INC. 2010 STOCK PLAN

NOTICE OF STOCK OPTION EXERCISE (NON-U.S.)

You must sign this Notice on Page 3 before submitting it to the Company.

OPTIONEE INFORMATION:

Name:	Social Security or Tax Identification Number:

Address:	Employee Number:

OPTION INFORMATION:

Date of Grant: ________________, 20

Exercise Price per Share: $ _______

Total number of shares of Common Stock of Sumo Logic, Inc. (the “Company”) covered by the option: ___________________

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which the option is being exercised now: __________________. (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $ ___________

Form of payment enclosed [check all that apply]:

☐	Check for $ ______________, payable to “Sumo Logic, Inc.”

☐	Wire for $ _______________, payable to “Sumo Logic, Inc.”

☐	Certificate(s) for ________________shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐	Attestation Form covering _______________ shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

Name(s) in which the Purchased Shares should be registered [please check one box]:

☐ In my name only
☐ In the names of my spouse and myself	My spouse’s name (if applicable):

☐ In the name of an eligible revocable trust [requires Stock Transfer Agreement]	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:

REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE OPTIONEE:

1.

I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

2.

I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares.

4.

I am aware of the adoption by the U.S. Securities and Exchange Commission of Rule 144 under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions may include (without limitation) that certain current public information about the issuer be available, that the resale occur only after a holding period required by Rule 144 has been satisfied, that the sale occur through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company is not required to take action to satisfy any conditions applicable to it. I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the U.S. Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

5.

I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

6.

I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

7.

I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

8.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

9.	I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

10.

I agree that the Company does not have a duty to design or administer the 2010 Stock Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options are exempt from section 409A of the U.S. Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Company’s Board of Directors. Since shares of the Company’s Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Company’s Board of Directors or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

11.

I acknowledge and agree to be bound by the terms and provisions of the Company’s Amended Bylaws dated October 23, 2017 (a copy of which will be provided upon request), as such amendment relates to the transfer of stock.

12.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

SIGNATURE:	DATE:

RULES OF THE

SUMO LOGIC, INC. 2010 STOCK PLAN, AS AMENDED

FOR THE GRANT OF OPTIONS TO OPTIONEES IN FRANCE

1.	Introduction.

The Board of Directors (the “Board”) of Sumo Logic, Inc. (the “Company”) has established the Sumo Logic, Inc. 2010 Stock Plan, as amended (the “U.S. Plan”), for the benefit of certain persons, including employees and officers of the Company and its Subsidiaries (as defined in the U.S. Plan), including its French Subsidiaries of which the Company holds directly or indirectly at least 10% of the share capital (each a “French Entity” and collectively the “French Entities”).

Section 2(b) of the U.S. Plan specifically authorizes the Board or one or more committees of the Board or officer(s) appointed by the Board to administer the U.S. Plan (the “Administrator”) to grant awards to participants who are foreign nationals or employed outside of the United States with such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom which deviate from the terms and conditions set forth in the U.S. Plan and to qualify the awards for preferred tax treatment under foreign tax law. The Administrator has determined that it is necessary and appropriate to establish terms and conditions for stock options which deviate from the terms and conditions set forth in the U.S. Plan for the purpose of permitting stock options granted to employees of a French Entity to qualify for the special tax and social security treatment available for such grants in France. The Administrator, therefore, intends to establish rules under the U.S. Plan for the purpose of granting stock options which qualify for the special tax and social security treatment in France applicable to stock options granted under Sections L. 225-177 to L. 225-186-1 of the French Commercial Code, as amended (“French-qualified Options”), to qualifying persons who are resident in France for French tax purposes and/or subject to the French social security regime (the “French Optionees”).

The terms of the U.S. Plan, as set out in Appendix 1 hereto, shall, subject to the modifications in the following rules, constitute the Rules of the Sumo Logic, Inc. 2010 Stock Plan, for the Grant of Options to Optionees in France (the “French Sub-Plan”).

Under the French Sub-Plan, qualifying employees will be granted French-qualified Options only as defined in Section 2 hereunder.

2.	Definitions.

Capitalized terms used but not defined in this French Sub-Plan shall have the meanings ascribed to such terms in the U.S. Plan. The terms set forth below shall have the following meanings:

(a) The term “Closed Period” shall mean a closed period as set forth in Section L. 225- 177 of the French Commercial Code, as amended, which includes and applies to companies whose shares are listed on a regulated market:

(i)	the 20-trading day period following the issuance of a dividend (i.e., the ex-dividend date) or a general right to subscribe to shares (i.e., a rights offering);

(ii)	the 10-trading day period before and after the disclosure to the public of the consolidated financial statements or the annual statements of the Company; and

(iii)

the period as from the date the corporate management of the Company becomes aware of information that could, if it were disclosed to the public, have a material effect on the trading price of its Common Stock, until 10 trading days after the day such information is disclosed to the public.

If, after adoption of the French Sub-Plan, the French Commercial Code is amended to modify the definition and/or applicability of the Closed Periods to French-qualified Options, such amendments shall become applicable to any French-qualified Options granted under this French Sub-Plan to the extent required under French law.

(b) The term “Exercise Price” shall mean the price to acquire a Share pursuant to the exercise of a French-qualified Option.

(c) The term “Date of Grant” shall mean the date on which the Administrator both:

(i)	designates the French Optionee; and

(ii)

specifies the terms and conditions of the French-qualified Option, including the number of Shares, the method for determining the Exercise Price, the vesting conditions and any restrictions on the transferability of the Shares subject to the French-qualified Option.

(d) The term “Option” shall include both:

(i)	purchase stock options (rights to acquire Shares repurchased by the Company prior to the date on which the Option becomes exercisable); and

(ii)	subscription stock options (rights to subscribe for newly issued Shares).

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3.	Eligibility.

(a) Notwithstanding any other term of this French Sub-Plan and of the Plan, French-qualified Options may be granted only to employees or corporate officers of the French Entities who hold less than ten percent (10%) of the share capital of the Company.

(b) Subject to Section 3(c) below, the following persons shall be eligible to receive, at the discretion of the Administrator, French-qualified Options under this French Sub-Plan, provided he or she also satisfies the eligibility conditions of Section 6 of the U.S. Plan:

(i)

any French Optionee who, on the Grant Date and to the extent required under French law, is (A) employed under the terms and conditions of an employment contract (“contrat de travail”) by a French Entity, and (B) only after an IPO of the Company (i.e. when the Shares being publicly traded on a regulated exchange market), a managing corporate officer (as described in 3(c) below) of a French Entity, and

(ii)

to the extent permissible under French tax and social security laws, including guidelines and specific tax or social security rulings issued by French tax and social security authorities, any individual who is otherwise employed by the Company or a Subsidiary even if the individual is not French tax resident and/or subject to the French social security contribution regime on the Grant Date but who may be considered (as determined by the Administrator in its sole discretion) as a French Optionee for purposes of this French Sub-Plan.

(c) After an IPO of the company, French-qualified Options may not be issued to corporate officers of a French Entity other than the managing corporate officers (i.e., Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de Sociétés par actions), unless the corporate officer is employed under the terms of an employment contract (“contrat de travail”) by a French Entity, as defined by French law and in accordance with applicable French rules.

4.	Grant of Option.

After an IPO of the company, French-qualified Options may not be granted during a Closed Period to the extent such Closed Periods are applicable to French-qualified Options granted by the Company.

5.	Modifications to Terms and Conditions of Option.

Notwithstanding any provision in the U.S. Plan, the terms and conditions of the French-qualified Options (Exercise Price, number of underlying Shares and vesting conditions) may not be modified after the Grant Date, except as provided under the French Sub-Plan, or as otherwise in keeping with French law applicable to French-qualified Options. Any other modification permitted under the U.S. Plan may result in the Options no longer qualifying as French-qualified Options.

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6.	Exercise Price of Option.

(a) The method for determining the Exercise Price shall be fixed by the Administrator on the Grant Date. The Exercise Price shall be stated in the Stock Option Agreement or other grant materials distributed to Optionees.

•

Prior to the Shares being publicly traded on a recognized exchange market as defined and/or assimilated under French law, the Exercise Price shall be no less than the fair market value of the Shares on the Grant Date.

•	After the Shares become publicly traded on a recognized exchange market as defined and/or assimilated under French law, in no event shall the Exercise Price be less than the greatest of:

(i)

with respect to purchase stock options: the higher of either 80% of the average of the price of the Shares during the 20 trading days immediately preceding the Grant Date or 80% of the average of the purchase price paid for such Shares by the Company;

(ii)	with respect to subscription stock options: 80% of the average of the price of the Shares during the 20 trading days immediately preceding the Grant Date; or

(iii)	100% of the Fair Market Value per Share, as determined on the Grant Date.

(b) Upon exercise of an Option, payment of the full Exercise Price and any required withholding tax or social security contributions shall be paid by any of the methods set forth in the Stock Option Agreement, except that the Exercise Price may not be paid by delivery, surrender or attestation to the ownership of previously owned Shares and by a loan of the Company or a Subsidiary.

7.	Exercise of Option / Transfer of Shares

(a) The French-qualified Option shall vest and be exercisable pursuant to the terms and conditions set forth in the U.S. Plan, the French Sub-Plan, the Stock Option Agreement and the Notice of Stock Option Grant delivered to each French Optionee.

To obtain the special tax and social security treatment applicable to French-qualified Options, the Administrator may, in its discretion, restrict the vesting and/or exercisability of the Option and/or the sale of Shares until the expiration of any applicable holding period, and set forth such restriction in the Stock Option Agreement to be delivered to each French Optionee. In any case, the restriction on the sale of Shares may not exceed three (3) years from the date of the effective exercise of the French-qualified Option.

(b) Unless otherwise required or permitted under French law applicable to French- qualified Options, in the event a French Optionee dies while he or she is actively employed by the Company or any Subsidiary, his or her French-qualified Options may thereafter be exercised in full (whether such Options were vested or unvested at the time of death) by his or her heirs only during the six (6)-month period following death. In such a case, the heirs are not subject to any restriction on the transfer of Shares, if any, as set forth in Section 7(a) above.

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(c) Unless otherwise required or permitted under French law applicable to French-qualified Options, in the event a French Optionee dies following termination of Continuous Service Status, his or her outstanding vested French-qualified Options may be exercised by his or her heirs only during the six (6)-month period following death. In such a case, the heirs are not subject to any restriction on the transfer of Shares, if any, as set forth in Section 7(a) above.

The six (6)-month exercise period described in Sections 7(b) and (c) above will apply without regard to the term of the French-qualified Option. Any French-qualified Option which remains unexercised shall expire six (6) months following the date of the French Optionee’s death.

(d) The Shares acquired upon exercise of the French-qualified Option shall be recorded in an account in the name of the French Optionee with a broker or in such other manner as the Company may otherwise determine in order to ensure compliance with applicable law and holding periods.

(e) To the extent applicable to French-qualified Options granted by the Company, a specific holding period for the Shares underlying the Option or a restriction on exercise of the French-qualified Option may be imposed upon any French Optionee who qualifies as a managing corporate officer of the Company as defined under French law (comparable functions to the French “mandataires sociaux,” i.e., Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de Sociétés par actions).

8.	Non-Transferability of French-qualified Options

Notwithstanding anything to the contrary in Section 12(a) of the U.S. Plan, French Qualified Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by French laws of descent or distribution and may be exercised, during the lifetime of the French Optionee, only by the French Optionee or, during the period the Optionee is under a legal disability, by the Optionee’s guardian or legal representative.

9.	Adjustments Upon Changes in Capital Structure and Corporate Transaction.

Adjustments to the French-qualified Options and/or the underlying Shares shall be made to preclude the dilution or enlargement of benefits under the French-qualified Options in the event of certain corporate transactions by the Company as set forth in Section L. 225-181 of the French Commercial Code, as amended, and in case of a repurchase of Shares by the Company at a price higher than the stock trading price on the open market, or any other corporate transactions according to the provisions of Section L. 228-99 of the French Commercial Code, as amended, as well as according to specific decrees and any other French regulations or guidelines that may apply in the event of such transaction.

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In the event of a change in capital structure or Corporate Transactions and Other Events as set forth in Section 9 of the U.S. Plan, adjustments to the terms and conditions of the French- qualified Options and/or the underlying Shares may be made only in accordance with the U.S. Plan and pursuant to applicable French legal and tax rules.

Nevertheless, the Administrator may, in its sole discretion, determine to make adjustments in the case of a transaction for which adjustments are not expressly authorized under French law, in which case the Options may no longer qualify as French-qualified Options.

Assumption or substitution of Options in the case of a Corporate Transaction, as well as an acceleration of the vesting and exercisability of the French-qualified Options or any other mechanism implemented upon such Corporate Transaction, or in any other event, may result in the Options no longer being eligible for the special French tax and social security regime.

10.	Disqualification of the Option.

If the Options or underlying Shares are modified or adjusted in a manner in keeping with the terms of the U.S. Plan or as mandated as a matter of law or by decision of the Company’s stockholders or the Board or the Administrator, and the modification or adjustment is contrary to the terms and conditions of this French Sub-Plan, the Options may no longer qualify for special tax and social security treatment in France. If the Option no longer qualifies for special tax and social security treatment in France, the French Optionees must pay the French Optionees’ portion of social security contributions and any other taxes resulting from the Option’s exercise.

If the Options no longer qualify as French-qualified Options, the Administrator may, provided it is authorized to do so under the U.S. Plan, and in its sole discretion, determine to lift, shorten or terminate certain restrictions applicable to the Options or to the sale of the Shares underlying the Options, which may have been imposed under this French Sub-Plan or in the Stock Option Agreement.

11.	Interpretation.

It is intended that Options granted under the French Sub-Plan shall qualify for the special tax and social security treatment applicable to stock options granted under Sections L. 225-177 to L. 225-186-1 of the French Commercial Code, as amended, and in accordance with the relevant provisions set forth by French tax and social security law and the French tax and social security administration, but no undertaking is made by the Company to maintain such status.

The terms of the French Sub-Plan shall be interpreted in accordance with the relevant provisions set forth by French tax and social security laws and relevant guidelines published by the French tax and social security administrations and subject to the fulfillment of any applicable legal, tax and reporting obligations.

In the event of any conflict between the provisions of the French Sub-Plan and the U.S. Plan, the provisions of this French Sub-Plan shall control for any grants of Options made thereunder to French Optionees.

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12.	Employment Rights.

The adoption of this French Sub-Plan shall not confer upon the French Optionees or any employees of a French Entity, any employment rights and shall not be construed as a part of any employment contracts that a French Entity has with its employees.

13.	Non-Transferability.

Notwithstanding any provision in the U.S. Plan to the contrary and, except in the case of death and in accordance with applicable laws, the French-qualified Options shall not be transferred to any third party. In addition, the French-qualified Options are only exercisable by the French Optionee during the lifetime of the French Optionee.

14.	Stockholder Authorization.

The holders of Common Stock of the Company have approved the Plan in accordance with applicable U.S. laws, but for purposes of granting French qualified options under the French Option grants, such approval must be renewed at least every seventy-six (76) months, until there is an IPO.

15.	Amendments.

Subject to the terms of the U.S. Plan, the Board or Administrator reserves the right to amend or terminate the French Sub-Plan at any time in accordance with applicable French law.

16.	Effective Date.

The French Sub-Plan is effective as of January 31, 2020.

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Appendix 1

U.S. Plan

RULES OF THE

SUMO LOGIC, INC. 2010 STOCK PLAN, AS AMENDED

FOR RSU AWARDS GRANTED TO EMPLOYEES IN FRANCE

1.	INTRODUCTION.

(a) The Board of Directors (the “Board”) of Sumo Logic, Inc. (the “Company”) has established the Sumo Logic, Inc. 2010 Stock Plan, as amended (the “U.S. Plan”), for the benefit of certain employees of the Company and its Affiliates, including its French Affiliate(s) of which the Company holds directly or indirectly at least 10% of the capital, or of the French branch of the non-French Affiliate of which the Company holds directly or indirectly at least 10% of the share capital (the “French Entities”).

(b) Section 2(b) of the U.S. Plan authorizes the Board to establish sub-plans to the extent the Board determines necessary or advisable. This sub-plan is established for the purpose of granting RSU Awards which are intended to qualify for specific local tax and social security treatment in France applicable to shares granted for no consideration under Sections L. 225-197- 1 to L. 225-197-6 of the French Commercial Code (as amended) to qualifying employees who are resident in France for French tax purposes and/or subject to the French social security regime (the “French Participants”) as of the date of the RSU Award grant. The terms of the U.S. Plan, as set out in Appendix 1 hereto, shall, subject to the modifications in the following rules, constitute the Rules of the Sumo Logic, Inc. 2010 Stock Plan for RSU Awards Granted to Employees in France (the “French RSU Sub-Plan”).

(c) Under the French RSU Sub-Plan, the French Participants will be granted only Awards as defined in Section 2(a) hereunder. In addition, in no case will grants under the French RSU Sub-Plan include any other substitute awards or other similar awards.

2.	DEFINITIONS.

Capitalized terms not otherwise defined herein used in the French RSU Sub-Plan shall have the same meanings as set forth in the U.S. Plan. The terms set out below will have the following meanings:

(a) RSU Awards.

The term “RSU Awards” shall mean a promise by the Company to a future issuance of shares of the Company’s Class A Common Stock (“Shares”), granted to the French Participants, for no consideration and for which any dividend and voting rights attach only upon the issuance of Shares on the Vesting Date(s) of the RSU Awards, provided the French Participants remain employed by the Company or a French Entity as of the Vesting Date, except in case of death, to the extent applicable under French law. RSU awards under the French RSU Sub-Plan may not be settled in cash.

(b) Grant Date.

The term “Grant Date” shall be the date on which the Board both (1) designates the French Participants and (2) specifies the terms and conditions of the RSU Awards, including the number of Shares, the vesting conditions and the conditions of the transferability of the Shares.

(c) Vesting Date.

The term “Vesting Date” shall mean the relevant date on which the RSU Awards become vested, as specified by the Board, and shall not occur prior to the second anniversary of the Grant Date, or such other period as is required by the vesting period applicable to French-qualified RSU Awards under Section L. 225-197-1 of the French Commercial Code, the French Tax Code, or the French Social Security Code, as amended, and provided any additional conditions for the vesting that may be provided for in the applicable RSU Award Agreement are satisfied. In principle, on such Vesting Date, the Shares will be issued or delivered to the French Participant.

(d) Closed Period.

The term “Closed Period” which applies to companies whose shares are listed on a regulated exchange market, will, in relation to French-Qualified RSUs, mean the specific periods set forth in Section L. 225-197-1 of the French Commercial Code, as amended from time to time, currently as follows:

(i) Thirty calendar days before the announcement of an intermediate financial report or end-of-year report that the Company is required to make public; or

(ii) For members of the Board of Directors (conseil d’administration) or Supervisory Board (conseil de surveillance), members of the Executive Board (directoire) or acting as Chief Executive Officer (directeur général) or Deputy Chief Executive Officer (directeur général délégué) or employees having knowledge of confidential information within the meaning of Article 7 of the Regulation (EU) No 596/2014 of the European Parliament and of the Council of 16 April 2014 on market abuse (Market Abuse Regulation) which has not been made public, the underlying Shares cannot be sold or transferred until such confidential information has been made public.

If the French Commercial Code is amended after adoption of this French RSU Sub-Plan to modify the definition and/or applicability of the Closed Periods to French-qualified RSU Awards, such amendments shall become applicable to any RSU Awards granted under this French RSU Sub-Plan, to the extent required under French law.

(e) Disability

The term “Disability” shall mean “disability” as determined in categories two (2) or three (3) of Section L. 341-4 of the French Social Security Code, as amended, and subject to fulfillment of related conditions.

3.	ELIGIBILITY.

(a) Notwithstanding any other term of this French RSU Sub-Plan, RSU Awards may be granted only to employees of the French Entities who hold less than ten percent (10%) of the outstanding Shares of the Company and who otherwise satisfy the eligibility conditions of Section 7 of the U.S. Plan.

(b) Subject to Section 3(c) below, any French Participant who, on the Grant Date of the RSU Awards, and to the extent required under French law, is employed under the terms and conditions of an employment contract (“contrat de travail”) by a French Entity or who is a corporate officer of a French Entity shall be eligible to receive, at the discretion of the Board, RSU Awards under this French RSU Sub-Plan, provided he or she also satisfies the eligibility conditions of the U.S. Plan.

(c) RSU Awards may not be issued to corporate officers of French Entities, other than the managing corporate officers (e.g., Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de Sociétés par actions) unless the managing corporate officer is an employee of a French Entity, as defined by French law, is effectively executing this employee’s activity and is being granted RSU Awards in such capacity. The Board may grant RSU Awards to managing corporate officers subject to certain limits required under French law.

(d) To the extent permissible under French tax and social security laws, including guidelines and specific tax or social security rulings issued by French tax and social security authorities, any individual who is employed by the Company or one of its French Entities shall be eligible to receive RSU Awards under the French RSU Sub-Plan (provided that he or she also satisfies the eligibility conditions of Section 7 of the U.S. Plan) even if the individual is not a French tax resident and/or subject to the French social security regime at the Grant Date and such an individual shall be considered, to the extent applicable (as determined by the Board in its sole discretion), a French Participant for purposes of this French RSU Sub-Plan.

4.	CONDITIONS OF THE RSU AWARDS.

(a) Grant of RSU Awards.

The maximum number of RSU Awards granted to the French Participants cannot exceed 10% of the share capital of the Company as of the Grant Date. Notwithstanding the provisions of the Plan, the RSU Awards cannot be granted in lieu of compensation at the election of the French Participant.

(b) Vesting of RSU Awards.

The RSU Awards will vest on the Vesting Date as defined under Section 2 above. Notwithstanding the provisions of the Plan, the RSU Awards can only be settled in Shares. However, notwithstanding the above, in the event of the death of a French Participant, all of his or her outstanding RSU Awards shall vest and the Shares underlying the RSU Awards shall be issued as set forth in Section 7 of the French RSU Sub-Plan.

(c) Sale or Transfer of Shares.

The sale or transfer of the Shares issued pursuant to the RSU Awards held by the French Participants must not occur prior to the relevant anniversary of the Grant Date specified by the Board and in no case prior to the second anniversary of the Grant Date or such other period as is required to comply with the minimum mandatory holding period applicable to Shares underlying French-qualified Awards under Section L. 225-197-1 of the French Commercial Code, the French Tax Code or the French Commercial Code, as amended, except in the case of death or Disability, to the extent applicable under French law.

In addition, the underlying Shares cannot be sold during certain Closed Periods as provided for by Section L. 225-197-1 of the French Commercial Code, as amended, and defined above under Section 2(d) of this French RSU Sub-Plan so long as those Closed Periods are applicable to Shares underlying French-qualified Awards. These restrictions apply even if the French Participant is no longer an employee or a corporate officer of the French Entity, or any entity of the group.

The Board shall either determine that Shares issued pursuant to vesting of the RSU Awards held by managing corporate officers of the Company under French law (“mandataires sociaux”, as set forth in Paragraph 3(c) above) may not be sold or transferred until the termination of such managing corporate officer’s service or, shall establish the number or percentage of such Shares which such managing corporate officers shall retain until the termination of their managing corporate officer service.

(d) French Participant’s Account.

The Shares acquired upon vesting of the RSU Awards will be recorded in an account in the name of the French Participant with a broker or in such other manner as the Company may otherwise determine in order to ensure compliance with applicable law.

5.	NON-TRANSFERABILITY OF RSU AWARDS.

Except in the case of death of the French Participant, RSU Awards cannot be transferred or surrendered to any third party of any type. In addition, the RSU Awards may vest only for the benefit of the French Participant during the lifetime of the French Participant.

6.	ADJUSTMENTS.

Adjustment to the conditions of the RSU Awards or underlying Shares can only be made in accordance with Section 9 of the U.S. Plan and pursuant to applicable French legal and tax rules. Nevertheless, the Board may determine to make adjustments in the case of a transaction for which adjustments are not authorized under French law, in which case the RSU Awards may no longer qualify for French specific local tax and social security treatment.

In case of an acceleration of vesting or holding periods or in case of the implementation of any other mechanism upon a corporate Corporate transaction to compensate the French Participants, the RSU Awards may no longer qualify for French specific local tax and social security treatment. In this case, the Board may decide at its discretion to lift the restriction on sale or transfer of the Shares.

7.	DEATH AND DISABILITY.

In the event of the death of a French Participant, the RSU Awards held by the French Participant at the time of death become transferable to the French Participant’s heirs. The Company shall issue the underlying Shares to the French Participant’s heirs, at their request, if such request occurs within six months following the death. If the French Participant’s heirs do not request the issuance of the Shares underlying the RSU Awards within six months following the French Participant’s death, the RSU Awards will be forfeited.

If a French Participant’s service to the Company or any Affiliate terminates by reason of his or her death or Disability, the French Participant or the French Participant’s heirs, as applicable, shall not be subject to the restriction on the sale or transfer of the Shares set forth in Section 4(c) above.

8.	INTERPRETATION.

It is intended that RSU Awards granted under the French RSU Sub-Plan shall qualify for the French specific tax and social security treatment applicable to RSU Awards granted under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended, and in accordance with the relevant provisions set forth by French tax and social security laws. The terms of the French RSU Sub-Plan shall be interpreted accordingly and in accordance with the relevant guidelines published by French tax and social security administrations and subject to the fulfilment of certain legal, tax and reporting obligations.

In the event of any conflict between the provisions of the French RSU Sub-Plan and the U.S. Plan or any other contractual document in relation to the U.S. Plan and/or the French RSU Sub-Plan entered into with a French Participant, the provisions of the French RSU Sub-Plan shall prevail.

9.	EMPLOYMENT RIGHTS.

The adoption of this French RSU Sub-Plan shall not confer upon the French Participants any employment rights and shall not be construed as part of any employment contract that a French Entity has with its employees.

10.	STOCKHOLDER AUTHORIZATION.

The holders of Common Stock of the Company have approved the Plan in accordance with applicable U.S. laws, but for purposes of granting French-qualified RSU under the French RSU grants, such approval must be renewed at least every seventy-six (76) months.

11.	AMENDMENTS.

Subject to the terms of the U.S. Plan, the Board reserves the right to amend or terminate the French RSU Sub-Plan at any time. Such amendments would only apply to future grants and would not be retroactive.

12.	EFFECTIVE DATE.

This French RSU Sub-Plan is effective as of January 31, 2020.

APPENDIX 1

U.S. Plan

Neither this document, nor any stock option agreement connected with it, is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the UK Sub- Plan to the Sumo Logic, Inc 2010 Stock Plan (the “Sub-Plan”). The Sub-Plan is exclusively available to bona fide employees and former employees of Sumo Logic, Inc., Sumologic Limited and any other UK Subsidiary.

UK SUB-PLAN TO THE

SUMO LOGIC, INC.

2010 STOCK PLAN

Additional Terms and Conditions for Participants resident in the UK

1.

The purpose of this Sub-Plan is to provide incentives for present and future UK tax resident employees of Sumo Logic, Inc, Sumologic Limited and any other UK Subsidiary through the grant of awards over shares of Common Stock of Sumo Logic, Inc (the “Company”).

2.	Capitalized terms are defined in the Company’s 2010 Stock Plan (the “US Plan”), subject to the provisions of this Sub-Plan.

3.	References to Incentive Stock Options and Nonstatutory Stock Options shall not apply to Options granted under the Sub-Plan.

4.	The Options granted under this Sub-Plan shall be designated as Non-tax favoured Options.

5.

This Sub-Plan is governed by the Plan and all its provisions shall be identical to those of the Plan SAVE THAT (i) “Sub-Plan” shall be substituted for “Plan” where applicable and (ii) the following provisions shall be as stated in this Sub-Plan in order to accommodate the specific requirements of the laws of England and Wales:

6.	SECTION 1. ESTABLISHMENT AND PURPOSE.

The last sentence shall be deleted and replaced with the following wording:

“Options granted under the Plan shall be Non-tax Favoured Options.”

7.	SECTION 3. ELIGIBILITY.

This section shall be deleted in its entirety and replaced with the following wording:

“General Rule. Employees shall be eligible for the grant of Awards under the Plan.”

8.	SECTION 4. STOCK SUBJECT TO PLAN.

The word “Plan” shall be deleted and replaced with “US Plan (together with the Plan)” where it appears in this section.

(a)	Basic Limitation.

The second sentence shall be deleted from this subsection.

9.	SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES.

The following footnote shall be inserted at the end of the section heading:

“Specific UK securities laws advice must be taken where Restricted Stock is acquired other than on exercise of an Option.”

10.	SECTION 6. TERMS AND CONDITIONS OF OPTIONS

(b)	Number of Shares.

The final sentence shall be deleted from this subsection.

(c)	Exercise Price

The words “and in the case of an ISO a higher percentage may be required by Section 3(b)” and the words “(whether or not the Option is an ISO)” shall be deleted from this subsection.

(d)	Exercisability

The second sentence shall be deleted and replaced with the following wording:

“No Option shall be exercisable unless the Optionee (i) has delivered an executed copy of the Stock Option Agreement and the Section 431 Election to the Company or (ii) otherwise agrees to be bound by the terms of the Stock Option Agreement and delivers signed copies of the Section 431 Election to the Company.”

(e)	Basic Term.

The words “and in the case of an ISO, a shorter term may be required by Section 3(b)” shall be deleted from this subsection.

(f)	Termination of Service (Except by Death).

The words “executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance” shall be deleted from this subsection and replaced with the words “Optionee’s Personal Representative”.

(g)	Death of Recipient

The words “executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance” shall be deleted from this subsection and replaced with the words “Optionee’s Personal Representative”.

(i)	No Rights as a Stockholder.

The words “transferee of an Optionee” shall be deleted from this subsection and replaced with “an Optionee’s Personal Representative”.

After the Exercise Price the following words shall be added “and satisfies all applicable Award Tax Liability and Secondary NIC Liability”.

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11.	SECTION 8. PAYMENT FOR SHARES.

Subsections (b), (c), (d) and (e) shall be deleted in their entirety.

(b)	Exercise/Sale

The words “and Award Tax Liability and Secondary NIC Liability” shall be inserted after the words “Exercise Price” and the words “and any withholding taxes” shall be deleted in this subsection.

(d)	Other Forms of Payment

The words “the Delaware General Corporation Law, as amended” shall be deleted and replaced with the words “any applicable laws”.

12.	SECTION 11. TAX WITHHOLDING.

Subsection (b) shall be removed in its entirety and replaced with the following wording:

“(b) In the event that the Company or any Subsidiary determines that it is required to account to HM Revenue & Customs for any Award Tax Liability or Secondary NIC Liability (under the Award Agreement) arising from the grant, exercise, assignment, release, vesting, cancellation or any other disposal of an Award or arising out of the acquisition, retention and disposal of the Shares acquired pursuant to an Award, the Participant, as a condition to the issue of Shares in connection with an Award or the exercise of an Option, shall make such arrangements satisfactory to the Company to enable it or any Subsidiary to satisfy any requirement to account for any Award Tax Liability (and, if applicable, any Secondary NIC Liability) that may arise in connection with the Award pursuant to it including, but not limited to, arrangements satisfactory to the Company for withholding Shares that would otherwise be issued to the Participant.”

13.	SECTION 12. LIMITED TRANSFERABILITY OF AWARDS.

The first three sentences shall be deleted and replaced with the following wording:

“(a) Restrictions on the Transfer of Award. Unless determined otherwise by the Board of Directors, an Award shall be transferable by the Participant only on the Participant’s death to the Participant’s Personal Representative.”

14.	SECTION 13. MISCELLANEOUS PROVISIONS.

(c)	No Retention Rights.

The words “with or without cause” shall be deleted from this subsection.

(g)	Governing Law.

The sentence “The Section 431 Election shall be governed by the laws of England and Wales.” shall be inserted at the end of this subsection.

15.	SECTION 10. DURATION AND AMENDMENTS.

(a)

Term of the Plan. This subsection shall be deleted and replaced by the following words: “The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors. The Plan shall terminate on termination of the US Plan. The Plan may be terminated on any earlier date pursuant to Subsection (b) below”.

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(b)	Right to Amend or Terminate the Plan.

This subsection shall be deleted and replaced with the following words: “The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason.

16.	SECTION 15. DEFINITIONS.

In this section, the following definitions shall be deleted:

“Consultant”, “Family Member”, “ISO”, “NSO” and “Outside Director”.

The following definitions shall be amended as set out below:

“Option” means an option granted under the Plan which is a Non-tax Favoured Option.

“Plan” means this UK Sub-Plan to the Sumo Logic, Inc. 2010 Stock Plan.

“Service” means service as an Employee.

The following definitions shall be added:

“Award Tax Liability” means any liability or obligation of the Company and/or any subsidiary to account (or pay) for income tax (under the UK withholding system of PAYE (pay as you earn)) or any other taxation provisions and primary class 1 National Insurance Contributions in the United Kingdom to the extent arising from the grant, exercise, assignment, release, vesting, cancellation or any other disposal of an Award or arising out of the acquisition, retention and disposal of the Shares acquired under this Plan.

“Data” means certain personal information about the Optionee, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any stock, units or directorships held in the Company or any Subsidiary, details of all options or other entitlement to shares awarded, cancelled, exercised, vested, unvested, or outstanding in the Optionee’s favour.

“Data Recipients” means third parties assisting the Company in the implementation, administration, and management of the Plan.

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

“Non-tax Favoured Option” means an option over shares in the Company that is neither an HM Revenue & Customs approved company share option (under Schedule 4 ITEPA) nor an enterprise management incentive (EMI) option which meets the requirements of Schedule 5 ITEPA.

“Personal Representative” means the personal representative(s) of an Optionee (being either the executors of his will or if he dies intestate the duly appointed administrator(s) of his estate) who have provided to the Board evidence of their appointment as such. “Secondary Contributor” means a person or company who has a liability to account (or pay) the Secondary NIC Liability to HM Revenue & Customs.

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“Secondary Contributor” means a person or company who has a liability to account (or pay) the Secondary NIC Liability to HM Revenue and Customs.

“Secondary NIC Liability” means any liability to employer’s Class 1 National Insurance Contributions to the extent arising from the grant, exercise, release or cancellation of an Option or an Award or arising out of the acquisition, retention and disposal of the Shares acquired pursuant to an Option or an Award.

“Section 431 Election” means an election made under section 431 ITEPA.

“UK Subsidiary” means a Subsidiary of the Company which is incorporated in the UK.

“US Plan” means the Sumo Logic, Inc. 2010 Stock Plan.

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CANADA

SUMO LOGIC, INC. 2010 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

Participant, in his or her capacity as an Employee, has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and the Award Agreement, as follows:

Name of Participant:

Total Number of Restricted Stock Units:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

A Restricted Stock Unit shall vest when both the “Service-Based Requirement” and the “Liquidity Event Requirement” (each, as described below) are satisfied. For the avoidance of doubt, no vesting is able to occur unless Participant remains in continuous Service through a Liquidity Event even if some portion of the Service-Based Requirement has been satisfied on the Termination Date (as defined in the Award Agreement) prior to the occurrence of a Liquidity Event.

The Service-Based Requirement shall be satisfied in accordance with the following schedule:

The Service-Based Requirement shall be satisfied as to twenty-five percent (25%) of the Restricted Stock Units on the first Quarterly Vesting Date that is on or after the one (1)-year anniversary of the Vesting Commencement Date and as to one-sixteenth (1/16th) of the Restricted Stock Units on each Quarterly Vesting Date thereafter, subject to Participant providing continuous Service through each such date (the “Original Vesting Schedule”); provided, however, that notwithstanding the foregoing, the Restricted Stock Units shall not vest at all until the occurrence of a Liquidity Event (as defined below), at which time the Original Vesting Schedule shall apply.

A “Quarterly Vesting Date” is the first trading day on or after each of March 15, June 15, September 15, and December 15.

The Liquidity Event Requirement shall be satisfied upon the occurrence of a Liquidity Event, subject to Participant providing continuous Service on the date the Liquidity Event occurs. For these purposes, “Liquidity Event” shall mean the earlier of (i) the first Quarterly Vesting Date following the expiration of the Market Stand-Off described in Section 5 of the Award Agreement following any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, or (ii) a Change in Control; provided, however, that a Change in Control in which the consideration received by holders of the Company’s capital stock is not cash or marketable securities registered under the Securities Act, shall not be considered a Liquidity Event for purposes of the Award Agreement.

A “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

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Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

On the Termination Date, any Restricted Stock Units that have not vested as of that date shall be immediately forfeited to the Company at no cost to the Company, and the Participant shall receive no compensation for or benefit from such Restricted Stock Units and waives any claim to damages in respect thereof.

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CANADA

THE AWARD GRANTED PURSUANT TO THIS AWARD AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

SUMO LOGIC, INC. 2010 STOCK PLAN

RESTRICTED STOCK UNIT AGREEMENT

SECTION 1. GRANT OF RESTRICTED STOCK UNITS.

The Company hereby grants to the Participant named in the Notice of Restricted Stock Unit Grant (the “Notice of Grant”) under the 2010 Stock Plan (the “Plan”) an Award of Restricted Stock Units, subject to all of the terms and conditions of this Award Agreement (the Notice of Grant and this Restricted Stock Unit Agreement, the “Award Agreement”) and the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail unless expressly overridden in this Award Agreement. Capitalized terms used in this Award Agreement and the Notice of Grant but not otherwise defined herein shall have the meanings set forth in the Plan.

SECTION 2. COMPANY’S OBLIGATION TO PAY.

Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units shall have vested in the manner set forth in Section 4, Participant shall have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit shall represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

SECTION 3. PARTICIPANT’S REPRESENTATIONS.

In the event the Shares have not been registered under the Securities Act at the time the Restricted Stock Units are paid to Participant, Participant shall, if required by the Company, concurrently with the receipt of all or any portion of this Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

SECTION 4. VESTING SCHEDULE.

Except as provided in Section 6, and subject to Section 7, the Restricted Stock Units awarded by this Award Agreement shall vest in accordance with the vesting schedule set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition shall not vest in accordance with any of the provisions of this Award Agreement unless Participant shall have been continuously providing Service from the Date of Grant until the date such vesting occurs. For the avoidance of doubt, no vesting shall occur following the Termination Date, except as expressly required by applicable employment or labour standards legislation.

SECTION 5. MARKET-STAND OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Participant or any person to whom Participant has directly or indirectly transferred any Shares acquired under the Award Agreement (the “Transferee”) shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Award Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed one hundred and eighty (180) days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports, or (b) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two (2) years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 5. This Section 5 shall not apply to Shares registered in the public offering under the Securities Act. Participant agrees that any transferee of the Restricted Stock Unit Award or Shares acquired pursuant to the Restricted Stock Unit Award shall be bound by this Section 5.

SECTION 6. PAYMENT AFTER VESTING.

Subject to Section 10, any Restricted Stock Units that vest in the Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) shall be settled in whole Shares. Notwithstanding Section 7(d) of the Plan, or any other similar provision, the Board of Directors does not have the discretion to settle the Restricted Stock Units in cash or a combination of cash and Shares. Subject to the provisions of the next paragraph, such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period ending no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year, or if later, the end of the Company’s tax year, in either case that includes the vesting date. In no event shall Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination of Service (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (a) Participant is a “specified employee” within the

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meaning of Section 409A on the Termination Date, and (b) the payment of such accelerated Restricted Stock Units shall result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s Termination Date, then the payment of such accelerated Restricted Stock Units shall not be made until the date six (6) months and one (1) day following the date of Participant’s Termination Date, unless the Participant dies following his or her Termination Date, in which case, the Restricted Stock Units shall be paid in Shares to the Participant’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder shall be subject to the additional tax imposed under Section 409A, and any ambiguities herein shall be interpreted to so comply.

SECTION 7. FORFEITURE UPON TERMINATION OF SERVICE.

For the purpose of this Award Agreement, “Termination Date” means the date that the Participant ceases to actively provide Services to the Company on a permanent basis, for any reason, without regard to any applicable period of notice, payment in lieu of notice, severance pay, or other compensation, benefits and/or entitlements to which the Participant may then be entitled, except as expressly required by applicable employment or labour standards legislation.

Notwithstanding any contrary provision of this Award Agreement, on the Termination Date, any then-unvested Restricted Stock Units awarded by this Award Agreement shall be immediately forfeited at no cost to the Company, and the Participant shall have no further rights in respect of such forfeited Restricted Stock Units and waives any claim to damages in respect thereof.

SECTION 8. TAX CONSEQUENCES.

Participant has reviewed with his or her own tax advisors the U.S. federal, state, local, and foreign tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

SECTION 9. DEATH OF PARTICIPANT.

Any distribution or delivery to be made to Participant under this Award Agreement shall, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

SECTION 10. TAX WITHHOLDING.

Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), or the Parent or Subsidiary to which Participant is providing services (together, the Company, Employer, and/or the Parent or Subsidiary to which Participant is providing services, the “Service Recipient”), the ultimate liability

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for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (a) all federal, provincial, and local taxes (including Participant’s Canada Pension Plan contributions) that are required to be withheld by the Company or the Employer or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant; (b) Participant’s and, to the extent required by the Company (or Service Recipient), the Company’s (or Service Recipient’s) fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares; and (c) any other Company (or Service Recipient) taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement, and the receipt of any dividends or other distributions, and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Service Recipient (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction.

Pursuant to such procedures as the Board of Directors may specify from time to time, the Company shall withhold the minimum amount required to be withheld for the satisfaction of the Tax Obligations. The Board of Directors, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation) by (a) paying cash; (b) withholding the amount of such Tax Obligations from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient; (c) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to the Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (d) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of the Tax Obligations; or (e) such other means as the Board of Directors deems appropriate. If Participant fails to make satisfactory arrangements for the payment of such Tax Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 4 or 6, Participant shall permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units shall be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such Tax Obligations are not delivered at the time they are due.

SECTION 11. RIGHTS AS STOCKHOLDER.

Neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant shall have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

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SECTION 12. NO GUARANTEE OF CONTINUED SERVICE.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICE TO THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT OR SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP TO PROVIDE SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

SECTION 13. GRANT IS NOT TRANSFERABLE.

Except to the limited extent provided in Section 9, this grant and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately shall become null and void.

SECTION 14. COMPANY’S RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that Participant proposes to sell, pledge, or otherwise transfer to a third party any Shares acquired under this Award Agreement, or any interest in such Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to all (and not less than all) of such Shares. If Participant desires to transfer Shares acquired under this Award Agreement, Participant shall give a written notice of a proposed transfer of Shares (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee, and proof satisfactory to the Company that the proposed sale or transfer shall not violate any applicable federal, state or foreign securities laws. The Transfer Notice shall be signed both by Participant and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

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(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, Participant may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Participant is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Participant, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization, or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 14 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 14.

(d) Termination of Right of First Refusal. Any other provision of this Section 14 notwithstanding, in the event that the Stock is readily tradable on an established securities market when Participant desires to transfer Shares, the Company shall have no Right of First Refusal, and Participant shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 14 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession, or (ii) a transfer to one or more members of Participant’s Immediate Family (which shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in- law, brother-in-law, or sister-in-law and shall include adoptive relationships) or to a trust established by Participant for the benefit of Participant and/or one or more members of Participant’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Award Agreement. If Participant transfers any Shares acquired under this Award Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Award Agreement shall apply to the Transferee to the same extent as to Participant.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Award Agreement, the consideration for the Shares to be purchased in accordance with this Section 14, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Award Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Award Agreement.

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(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 14.

SECTION 15. RESTRICTED LEGENDS AND STOP-TRANSFER ORDERS.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

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SECTION 16. ADDRESS FOR NOTICES.

Any notice to be given to the Company under the terms of this Award Agreement shall be addressed to the Company at Sumo Logic, Inc., 305 Main Street, Redwood City, CA 94063, or at such other address as the Company may hereafter designate in writing.

SECTION 17. ELECTRONIC DELIVERY.

The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

SECTION 18. NO WAIVER.

Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

SECTION 19. SUCCESSORS AND ASSIGNS.

The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

SECTION 20. ADDITIONAL CONDITIONS TO ISSUANCE OF STOCK.

If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance shall not occur unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares shall violate federal securities laws or other applicable laws, the Company shall defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares shall no longer cause such violation. The Company shall make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

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SECTION 21. INTERPRETATION.

The Board of Directors shall have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Board of Directors in good faith shall be final and binding upon Participant, the Company and all other interested persons. Neither the Board of Directors nor any person acting on behalf of the Board of Directors shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

SECTION 22. MODIFICATIONS TO THE AWARD AGREEMENT.

This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

SECTION 23. GOVERNING LAW; SEVERABILITY.

This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

SECTION 24. ENTIRE AGREEMENT.

The Plan is incorporated herein by reference. The Plan and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising under the Plan or this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below

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PARTICIPANT:	SUMO LOGIC, INC.

Signature	By

Print Name	Title

Residence Address:

13

CANADA

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	SUMO LOGIC, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Unit Award to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

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FRANCE

SUMO LOGIC, INC. 2010 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

THE FOLLOWING TERMS AND CONDITIONS WILL APPLY IN THE CASE OF GRANTS TO FRENCH RESIDENTS AND TO THOSE INDIVIDUALS WHO ARE OTHERWISE SUBJECT TO THE LAWS OF FRANCE

Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Sumo Logic, Inc. 2010 Stock Plan, as amended (the “Plan”), the Restricted Stock Unit Agreement (the “Award Agreement”) and the French Sub-Plan to the Restricted Stock Unit Agreement (the “French Sub-Plan”), as follows. Subject to the terms of the Plan, in the event of a conflict between the terms and conditions of the Plan, this Notice of Restricted Stock Unit Grant (the “Notice of Grant”) and the French Sub-Plan, the terms and conditions of the French Sub-Plan shall prevail.

Name of Participant:

Total Number of Restricted Stock Units:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

A Restricted Stock Unit shall vest when both the “Service-Based Requirement” and the “Liquidity Event Requirement” (each, as described below) are satisfied. For the avoidance of doubt, no vesting is able to occur unless Participant remains in continuous Service through a Liquidity Event even if some portion of the Service-Based Requirement has been satisfied on the date Service terminates prior to the occurrence of a Liquidity Event.

The Service-Based Requirement shall be satisfied in accordance with the following schedule:

The Service-Based Requirement shall be satisfied as to fifty percent (50%) of the Restricted Stock Units on the first Quarterly Vesting Date that is on or after the two (2)-year anniversary of the Vesting Commencement Date and as to one-sixteenth (1/16th) of the Restricted Stock Units on each Quarterly Vesting Date thereafter, subject to Participant providing continuous Service through each such date (the “Original Vesting Schedule”); provided, however, that notwithstanding the foregoing, the Restricted Stock Units shall not vest at all until the occurrence of a Liquidity Event (as defined below), at which time the Original Vesting Schedule shall apply.

A “Quarterly Vesting Date” is the first trading day on or after each of March 15, June 15, September 15, and December 15.

The Liquidity Event Requirement shall be satisfied upon the occurrence of a Liquidity Event, subject to Participant providing continuous Service on the date the Liquidity Event occurs. For these purposes, “Liquidity Event” shall mean the earlier of (i) the first Quarterly Vesting Date following the expiration of the Market Stand-Off described in Section 5 of the Award Agreement following any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, or (ii) a Change in Control; provided, however, that a Change in Control in which the consideration received by holders of the Company’s capital stock is not cash or marketable securities registered under the Securities Act, shall not be considered a Liquidity Event for purposes of this Award Agreement.

A “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

On the date Participant ceases to provide continuous Service for any or no reason, any Restricted Stock Units that have not vested as of immediately prior to such date shall be immediately forfeited to the Company at no cost to the Company, and Participant shall receive no compensation for or benefit from such Restricted Stock Units.

By signing below, the Participant consents to the processing of personal data relating to him or her by the Company for the purposes of implementing, administering and managing the Plan in accordance with the conditions set out in Section 25 of the Award Agreement. Participant understands that he or she can refuse to consent or withdraw consent at any time by contacting ***, but that this may prevent him or her from benefitting from the Plan.

THE AWARD GRANTED PURSUANT TO THIS AWARD AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

SUMO LOGIC, INC. 2010 STOCK PLAN

RESTRICTED STOCK UNIT AGREEMENT

SECTION 1. GRANT OF RESTRICTED STOCK UNITS.

The Company hereby grants to the Participant named in the Notice of Restricted Stock Unit Grant (the “Notice of Grant”) under the Sumo Logic, Inc. 2010 Stock Plan, as amended (the “Plan”) an Award of Restricted Stock Units, subject to all of the terms and conditions of this Restricted Stock Unit Agreement (the “Award Agreement”), the Notice of Grant, the French Sub-Plan to the Restricted Stock Unit Agreement (the “French Sub-Plan”) and the Plan, which is incorporated herein by reference. Subject to the terms of the Plan, in the event of a conflict between the terms and conditions of the Plan, this Award Agreement and the French Sub-Plan, the terms and conditions of the French Sub-Plan shall prevail. Capitalized terms used in this Award Agreement but not otherwise defined herein shall have the meanings set forth in the Plan.

SECTION 2. COMPANY’S OBLIGATION TO PAY.

Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units shall have vested in the manner set forth in Section 4, Participant shall have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit shall represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

SECTION 3. PARTICIPANT’S REPRESENTATIONS.

In the event the Shares have not been registered under the Securities Act at the time the Restricted Stock Units are paid to Participant, Participant shall, if required by the Company, concurrently with the receipt of all or any portion of this Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

SECTION 4. VESTING SCHEDULE.

Except as provided in Section 6, and subject to Section 7, the Restricted Stock Units awarded by this Award Agreement shall vest in accordance with the vesting schedule set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition shall not vest in accordance with any of the provisions of this Award Agreement unless Participant shall have been continuously providing Service from the Date of Grant until the date such vesting occurs.

SECTION 5. MARKET-STAND OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Participant or any person to whom Participant has directly or indirectly transferred any Shares acquired under the Award Agreement (the “Transferee”) shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Award Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed one hundred and eighty (180) days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports, or (b) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two (2) years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 5. This Section 5 shall not apply to Shares registered in the public offering under the Securities Act. Participant agrees that any transferee of the Restricted Stock Unit Award or Shares acquired pursuant to the Restricted Stock Unit Award shall be bound by this Section 5.

SECTION 6. PAYMENT AFTER VESTING.

Subject to Section 10, any Restricted Stock Units that vest shall be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares. Subject to the provisions of the next paragraph, such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period ending no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year, or if later, the end of the Company’s tax year, in either case that includes the vesting date. In no event shall Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination of Service (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (a) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination of Service, and (b) the payment of such accelerated Restricted Stock Units shall result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination of Service, then the payment of such accelerated Restricted Stock Units shall not be made until the date six (6) months and one (1) day following the date of Participant’s termination of Service, unless the Participant dies following his or her termination of Service, in which case, the Restricted Stock Units shall be paid in Shares to the Participant’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder shall be subject to the additional tax imposed under Section 409A, and any ambiguities herein shall be interpreted to so comply.

SECTION 7. FORFEITURE UPON TERMINATION OF SERVICE.

Notwithstanding any contrary provision of this Award Agreement, if Participant ceases to provide Service for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement shall thereupon be forfeited at no cost to the Company and Participant shall have no further rights thereunder.

SECTION 8. TAX CONSEQUENCES.

Participant has reviewed with his or her own tax advisors the U.S. federal, state, local, and foreign tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

SECTION 9. DEATH OF PARTICIPANT.

Any distribution or delivery to be made to Participant under this Award Agreement shall, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

SECTION 10. TAX WITHHOLDING.

Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), or the Parent or Subsidiary to which Participant is providing services (together, the Company, Employer, and/or the Parent or Subsidiary to which Participant is providing services, the “Service Recipient”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (a) all federal, state, and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the Employer or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant; (b) Participant’s and, to the extent required by the Company (or Service Recipient), the Company’s (or Service Recipient’s) fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares; and (c) any other Company (or Service Recipient) taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement, and the receipt of any dividends or other distributions, and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Service Recipient (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction.

Pursuant to such procedures as the Board of Directors may specify from time to time, the Company shall withhold the minimum amount required to be withheld for the satisfaction of the Tax Obligations. The Board of Directors, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation) by (a) paying cash; (b) withholding the amount of such Tax Obligations from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient; (c) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to the Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (d) by having the Company withhold otherwise deliverable Shares having a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (e) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of the Tax Obligations; or (e) such other means as the Board of Directors deems appropriate. To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any Tax Obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of such Tax Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 4 or 6, Participant shall permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units shall be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such Tax Obligations are not delivered at the time they are due.

SECTION 11. RIGHTS AS STOCKHOLDER.

Neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant shall have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

SECTION 12. NO GUARANTEE OF CONTINUED SERVICE.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICE AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT OR SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP TO PROVIDE SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

SECTION 13. GRANT IS NOT TRANSFERABLE.

Except to the limited extent provided in Section 9, this grant and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately shall become null and void.

SECTION 14. COMPANY’S RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that Participant proposes to sell, pledge, or otherwise transfer to a third party any Shares acquired under this Award Agreement, or any interest in such Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to all (and not less than all) of such Shares. If Participant desires to transfer Shares acquired under this Award Agreement, Participant shall give a written notice of a proposed transfer of Shares (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee, and proof satisfactory to the Company that the proposed sale or transfer shall not violate any applicable federal, state or foreign securities laws. The Transfer Notice shall be signed both by Participant and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, Participant may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Participant is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Participant, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization, or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 14 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 14.

(d) Termination of Right of First Refusal. Any other provision of this Section 14 notwithstanding, in the event that the Stock is readily tradable on an established securities market when Participant desires to transfer Shares, the Company shall have no Right of First Refusal, and Participant shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 14 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession, or (ii) a transfer to one or more members of Participant’s Immediate Family (which shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in- law, brother-in-law, or sister-in-law and shall include adoptive relationships) or to a trust established by Participant for the benefit of Participant and/or one or more members of Participant’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Award Agreement. If Participant transfers any Shares acquired under this Award Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Award Agreement shall apply to the Transferee to the same extent as to Participant.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Award Agreement, the consideration for the Shares to be purchased in accordance with this Section 14, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Award Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Award Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 14.

SECTION 15. RESTRICTED LEGENDS AND STOP-TRANSFER ORDERS.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

SECTION 16. ADDRESS FOR NOTICES.

Any notice to be given to the Company under the terms of this Award Agreement shall be addressed to the Company at Sumo Logic, Inc., 305 Main Street, Redwood City, CA 94063, or at such other address as the Company may hereafter designate in writing.

SECTION 17. ELECTRONIC DELIVERY.

The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

SECTION 18. NO WAIVER.

Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

SECTION 19. SUCCESSORS AND ASSIGNS.

The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

SECTION 20. ADDITIONAL CONDITIONS TO ISSUANCE OF STOCK.

If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance shall not occur unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares shall violate federal securities laws or other applicable laws, the Company shall defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares shall no longer cause such violation. The Company shall make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

SECTION 21. INTERPRETATION.

The Board of Directors shall have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Board of Directors in good faith shall be final and binding upon Participant, the Company and all other interested persons. Neither the Board of Directors nor any person acting on behalf of the Board of Directors shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

SECTION 22. MODIFICATIONS TO THE AWARD AGREEMENT.

This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

SECTION 23. GOVERNING LAW; SEVERABILITY.

This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

SECTION 24. LANGUAGE.

Participant has received the terms and conditions of this Award Agreement and any other related communications, and Participant consents to having received these documents in English. Je reconnais expressément par les présentes, que je comprends et parle parfaitement la langue anglaise, que j’ai eu le temps nécessaire pour entièrement lire et parfaitement comprendre le présent contrat ainsi que l’ensemble des documents et annexes s’y afférant et que j’ai eu l’opportunité de m’en entretenir avec les conseils de mon choix. (I represent that I perfectly speak and understand the English language that I had enough time to review and understand this Award Agreement as all the related documents and appendix and that I had the opportunity to obtain advice from the counsels of my choice). If Participant has received this Award Agreement or any other document related to the Award Agreement translated into a language other than English and if the translated version is different than the English version, the English version will control.

SECTION 25. PERSONAL DATA AUTHORIZATION.

For the purposes of implementing, administering and managing the Plan, Company shall act as data controller of Participant’s Data (Sumo Logic, Inc. 305 Main Street, Redwood City, USA, represented in the EU by Sumologic Limited, Aviation House, 125 Kingsway, London, WC2B 6HN, ***). The Participant consents to the collection and use of personal data as described in this section. The Participant understands and acknowledges that the Company holds certain personal information regarding the Participant, which the Company has obtained from the Participant’s employer, for the purpose of managing and administering the Plan, including (without limitation) the Participant’s name, home address, telephone number, date of birth, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (the “Data”). The transfer of Participant’s Data from his or her employer to the Company is governed by EU Commission Standard Contractual Clauses (controller to controller), a copy of which can be obtained by contacting ***. Participant’s Data will be held by the Company for the duration of the Plan. After that, Participant’s Data may be archived for such time as necessary and legally permissible in case of a litigation or to comply with Company’s legal obligations. The Participant further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Participant’s participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. The Participant understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Company shall take appropriate and suitable safeguards to ensure that the level of protection of Data is not undermined by transfers to recipients located outside the European Economic Area (“EEA”) by executing agreement following the terms of the EU Commission Standard Contractual Clauses (controller to controller or controller to processor, as appropriate). The Participant is informed that he or she can obtain more information about the transfers of his or her Data to recipients located outside the EEA, including a copy of the appropriate safeguards mentioned above by contacting ***. The Participant understands that such recipients will receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Participant’s participation in the Plan, including a transfer to any broker or other third party with whom the Participant elects to deposit Shares acquired under the Plan, of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Participant’s behalf. The Participant may, at any time, view the Data, require any necessary modifications of Data or withdraw his or her consent to the processing of Data as described herein by contacting the Company in writing at ***. Participant understands that refusing or withdrawing consent may affect his/her ability to participate in the Plan, as the Company would not be able to grant Participant Shares or administer or maintain such Share. However, Participant’s employment status or service and career with his/her employer will not be affected by such withdrawal. In certain circumstances, Participant may also request from the Company erasure of Data, restriction of processing and the right to Data portability, by contacting the Company in writing at ***. Participant has the right to lodge a complaint with a supervisory authority, in particular with the French data protection authority (CNIL).

SECTION 26. ENTIRE AGREEMENT.

The Plan is incorporated herein by reference. The Plan, this Award Agreement (including the exhibits referenced herein), the Notice of Grand and the French Sub-Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan, this Award Agreement and the French Sub-Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising under the Plan or this Award Agreement or the French Sub-Plan. Participant further agrees to notify the Company upon any change in the residence address indicated below

PARTICIPANT:	SUMO LOGIC, INC.

Signature	By

Print Name	Title

Residence Address:

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	SUMO LOGIC, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Unit Award to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

INDIA

SUMO LOGIC, INC. 2010 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Name of Participant:

Total Number of Restricted Stock Units:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

A Restricted Stock Unit shall vest when both the “Service-Based Requirement” and the “Liquidity Event Requirement” (each, as described below) are satisfied. For the avoidance of doubt, no vesting is able to occur unless Participant remains in continuous Service through a Liquidity Event even if some portion of the Service-Based Requirement has been satisfied on the date Service terminates prior to the occurrence of a Liquidity Event.

The Service-Based Requirement shall be satisfied in accordance with the following schedule:

The Service-Based Requirement shall be satisfied as to twenty-five percent (25%) of the Restricted Stock Units on the first Quarterly Vesting Date that is on or after the one (1)-year anniversary of the Vesting Commencement Date and as to one-sixteenth (1/16th) of the Restricted Stock Units on each Quarterly Vesting Date thereafter, subject to Participant providing continuous Service through each such date (the “Original Vesting Schedule”); provided, however, that notwithstanding the foregoing, the Restricted Stock Units shall not vest at all until the occurrence of a Liquidity Event (as defined below), at which time the Original Vesting Schedule shall apply.

A “Quarterly Vesting Date” is the first trading day on or after each of March 15, June 15, September 15, and December 15.

The Liquidity Event Requirement shall be satisfied upon the occurrence of a Liquidity Event, subject to Participant providing continuous Service on the date the Liquidity Event occurs. For these purposes, “Liquidity Event” shall mean the earlier of (i) the first Quarterly Vesting Date following the expiration of the Market Stand-Off described in Section 5 of the Award Agreement following any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, or (ii) a Change in Control; provided, however, that a Change in Control in which the consideration received by holders of the Company’s capital stock is not cash or marketable securities registered under the Securities Act, shall not be considered a Liquidity Event for purposes of this Award Agreement.

A “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

On the date Participant ceases to provide continuous Service for any or no reason, any Restricted Stock Units that have not vested as of immediately prior to such date shall be immediately forfeited to the Company at no cost to the Company, and Participant shall receive no compensation for or benefit from such Restricted Stock Units.

THE AWARD GRANTED PURSUANT TO THIS AWARD AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

SUMO LOGIC, INC. 2010 STOCK PLAN

RESTRICTED STOCK UNIT AGREEMENT

SECTION 1. GRANT OF RESTRICTED STOCK UNITS.

The Company hereby grants to the Participant named in the Notice of Restricted Stock Unit Grant (the “Notice of Grant”) under the 2010 Stock Plan (the “Plan”) an Award of Restricted Stock Units, subject to all of the terms and conditions of this Award Agreement (the Notice of Grant and this Restricted Stock Unit Agreement, the “Award Agreement”) and the Plan, which is incorporated herein by reference. Subject to the terms of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail. Capitalized terms used in this Award Agreement but not otherwise defined herein shall have the meanings set forth in the Plan.

SECTION 2. COMPANY’S OBLIGATION TO PAY.

Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units shall have vested in the manner set forth in Section 4, Participant shall have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit shall represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

SECTION 3. PARTICIPANT’S REPRESENTATIONS.

In the event the Shares have not been registered under the Securities Act at the time the Restricted Stock Units are paid to Participant, Participant shall, if required by the Company, concurrently with the receipt of all or any portion of this Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

SECTION 4. VESTING SCHEDULE.

Except as provided in Section 6, and subject to Section 7, the Restricted Stock Units awarded by this Award Agreement shall vest in accordance with the vesting schedule set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition shall not vest in accordance with any of the provisions of this Award Agreement unless Participant shall have been continuously providing Service from the Date of Grant until the date such vesting occurs.

SECTION 5. MARKET-STAND OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Participant or any person to whom Participant has directly or indirectly transferred any Shares acquired under the Award Agreement (the “Transferee”) shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Award Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed one hundred and eighty (180) days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports, or (b) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two (2) years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 5. This Section 5 shall not apply to Shares registered in the public offering under the Securities Act. Participant agrees that any transferee of the Restricted Stock Unit Award or Shares acquired pursuant to the Restricted Stock Unit Award shall be bound by this Section 5.

SECTION 6. PAYMENT AFTER VESTING.

Subject to Section 10, any Restricted Stock Units that vest shall be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares. Subject to the provisions of the next paragraph, such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period ending no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year, or if later, the end of the Company’s tax year, in either case that includes the vesting date. In no event shall Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination of Service (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (a) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination of Service, and (b) the payment of such accelerated Restricted Stock Units shall result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination of Service, then the payment of such accelerated Restricted Stock Units shall not be made until the date six (6) months and one (1) day following the date of Participant’s termination of Service, unless the Participant dies following his or her termination of Service, in which case, the Restricted Stock Units shall be paid in Shares to the Participant’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder shall be subject to the additional tax imposed under Section 409A, and any ambiguities herein shall be interpreted to so comply.

SECTION 7. FORFEITURE UPON TERMINATION OF SERVICE.

Notwithstanding any contrary provision of this Award Agreement, if Participant ceases to provide Service for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement shall thereupon be forfeited at no cost to the Company and Participant shall have no further rights thereunder.

SECTION 8. TAX CONSEQUENCES.

Participant has reviewed with his or her own tax advisors the U.S. federal, state, local, and foreign tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

SECTION 9. DEATH OF PARTICIPANT.

Any distribution or delivery to be made to Participant under this Award Agreement shall, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

SECTION 10. TAX WITHHOLDING.

Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), or the Parent or Subsidiary to which Participant is providing services (together, the Company, Employer, and/or the Parent or Subsidiary to which Participant is providing services, the “Service Recipient”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (a) all federal, state, and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the Employer or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant; (b) Participant’s and, to the extent required by the Company (or Service Recipient), the Company’s (or Service

Recipient’s) fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares; and (c) any other Company (or Service Recipient) taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement, and the receipt of any dividends or other distributions, and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Service Recipient (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction.

Pursuant to such procedures as the Board of Directors may specify from time to time, the Company shall withhold the minimum amount required to be withheld for the satisfaction of the Tax Obligations. The Board of Directors, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation) by (a) paying cash; (b) withholding the amount of such Tax Obligations from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient; (c) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to the Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (d) by having the Company withhold otherwise deliverable Shares having a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (e) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of the Tax Obligations; or (e) such other means as the Board of Directors deems appropriate. To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any Tax Obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of such Tax Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 4 or 6, Participant shall permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units shall be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such Tax Obligations are not delivered at the time they are due.

SECTION 11. RIGHTS AS STOCKHOLDER.

Neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant shall have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

SECTION 12. NO GUARANTEE OF CONTINUED SERVICE.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICE AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT OR SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP TO PROVIDE SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

SECTION 13. GRANT IS NOT TRANSFERABLE.

Except to the limited extent provided in Section 9, this grant and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately shall become null and void.

SECTION 14. COMPANY’S RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that Participant proposes to sell, pledge, or otherwise transfer to a third party any Shares acquired under this Award Agreement, or any interest in such Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to all (and not less than all) of such Shares. If Participant desires to transfer Shares acquired under this Award Agreement, Participant shall give a written notice of a proposed transfer of Shares (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee, and proof satisfactory to the Company that the proposed sale or transfer shall not violate any applicable federal, state or foreign securities laws. The Transfer Notice shall be signed both by Participant and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, Participant may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Participant is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Participant, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization, or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 14 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 14.

(d) Termination of Right of First Refusal. Any other provision of this Section 14 notwithstanding, in the event that the Stock is readily tradable on an established securities market when Participant desires to transfer Shares, the Company shall have no Right of First Refusal, and Participant shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 14 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession, or (ii) a transfer to one or more members of Participant’s Immediate Family (which shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in- law, brother-in-law, or sister-in-law and shall include adoptive relationships) or to a trust established by Participant for the benefit of Participant and/or one or more members of Participant’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Award Agreement. If Participant transfers any Shares acquired under this Award Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Award Agreement shall apply to the Transferee to the same extent as to Participant.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Award Agreement, the consideration for the Shares to be purchased in accordance with this Section 14, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Award Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Award Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 14.

SECTION 15. RESTRICTED LEGENDS AND STOP-TRANSFER ORDERS.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

SECTION 16. ADDRESS FOR NOTICES.

Any notice to be given to the Company under the terms of this Award Agreement shall be addressed to the Company at Sumo Logic, Inc., 305 Main Street, Redwood City, CA 94063, or at such other address as the Company may hereafter designate in writing.

SECTION 17. ELECTRONIC DELIVERY.

The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

SECTION 18. NO WAIVER.

Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

SECTION 19. SUCCESSORS AND ASSIGNS.

The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

SECTION 20. ADDITIONAL CONDITIONS TO ISSUANCE OF STOCK.

If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance shall not occur unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares shall violate federal securities laws or other applicable laws, the Company shall defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares shall no longer cause such violation. The Company shall make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

SECTION 21. INTERPRETATION.

The Board of Directors shall have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Board of Directors in good faith shall be final and binding upon Participant, the Company and all other interested persons. Neither the Board of Directors nor any person acting on behalf of the Board of Directors shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

SECTION 22. MODIFICATIONS TO THE AWARD AGREEMENT.

This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

SECTION 23. GOVERNING LAW; SEVERABILITY.

This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

SECTION 24. ENTIRE AGREEMENT.

The Plan is incorporated herein by reference. This Award Agreement may be supplemented with respect to certain countries and jurisdictions as set forth in Exhibit B attached hereto. The Plan and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising under the Plan or this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below

PARTICIPANT:	SUMO LOGIC, INC.

Signature	By

Print Name	Title

Residence Address:

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	SUMO LOGIC, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Unit Award to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

EXHIBIT B

PROVISIONS APPLICABLE TO SECURITIES ISSUED IN INDIA

This Exhibit includes additional and amended terms applicable to the Sumo Logic, Inc. 2010 Stock Plan Plan (the “Plan”) Restricted Stock Unit Agreement (the “Award Agreement”) by employees within India and the Plan shall be amended for use in India as set out below, notwithstanding any provisions to the contrary in the Plan. Defined terms not otherwise defined in this Exhibit shall have the meanings set forth in the Award Agreement or the Plan.

1.

ATTENTION. The contents of the Plan have not been reviewed by any regulatory authority in India, including the Securities and Exchange Board or the Reserve Bank of India. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

No action has been taken in India to permit the distribution of the Plan. The Plan may only be distributed to eligible employees of Sumologic Technologies Private Limited.

The Plan is distributed on a confidential basis. No right to participate in the offering will be granted to any person other than the person to whom this document has been sent. No person in India other than the person to whom this document is addressed may treat the Plan or the Agreement as an invitation to participate in the Plan.

2.

Data Protection. All Participants agree, as a condition of their participation in the Plan, that any personal data in relation to them may be held by the Company or their employer and passed on to an administrator of the Plan for all purposes relating to the operation and administration of the Plan, including outside of India.

3.

No Right of Employment. The granting of an award or participation under the Plan shall not impose any obligation on the Company or employer of a Participant to continue the employment of such Participant and shall not affect the Company’s or the employer’s right to terminate the employment of such Participant. The vesting of an award under the Plan ceases upon termination of employment. The Plan and any awards granted under it are discretionary.

JAPAN

SUMO LOGIC, INC. 2010 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Name of Participant:

Total Number of Restricted Stock Units:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

A Restricted Stock Unit shall vest when both the “Service-Based Requirement” and the “Liquidity Event Requirement” (each, as described below) are satisfied. For the avoidance of doubt, no vesting is able to occur unless Participant remains in continuous Service through a Liquidity Event even if some portion of the Service-Based Requirement has been satisfied on the date Service terminates prior to the occurrence of a Liquidity Event.

The Service-Based Requirement shall be satisfied in accordance with the following schedule:

The Service-Based Requirement shall be satisfied as to twenty-five percent (25%) of the Restricted Stock Units on the first Quarterly Vesting Date that is on or after the one (1)-year anniversary of the Vesting Commencement Date and as to one-sixteenth (1/16th) of the Restricted Stock Units on each Quarterly Vesting Date thereafter, subject to Participant providing continuous Service through each such date (the “Original Vesting Schedule”); provided, however, that notwithstanding the foregoing, the Restricted Stock Units shall not vest at all until the occurrence of a Liquidity Event (as defined below), at which time the Original Vesting Schedule shall apply.

A “Quarterly Vesting Date” is the first trading day on or after each of March 15, June 15, September 15, and December 15.

The Liquidity Event Requirement shall be satisfied upon the occurrence of a Liquidity Event, subject to Participant providing continuous Service on the date the Liquidity Event occurs. For these purposes, “Liquidity Event” shall mean the earlier of (i) the first Quarterly Vesting Date following the expiration of the Market Stand-Off described in Section 5 of the Award Agreement following any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, or (ii) a Change in Control; provided, however, that a Change in Control in which the consideration received by holders of the Company’s capital stock is not cash or marketable securities registered under the Securities Act, shall not be considered a Liquidity Event for purposes of this Award Agreement.

A “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

On the date Participant ceases to provide continuous Service for any or no reason, any Restricted Stock Units that have not vested as of immediately prior to such date shall be immediately forfeited to the Company at no cost to the Company, and Participant shall receive no compensation for or benefit from such Restricted Stock Units.

THE AWARD GRANTED PURSUANT TO THIS AWARD AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

SUMO LOGIC, INC. 2010 STOCK PLAN

RESTRICTED STOCK UNIT AGREEMENT

SECTION 1. GRANT OF RESTRICTED STOCK UNITS.

The Company hereby grants to the Participant named in the Notice of Restricted Stock Unit Grant (the “Notice of Grant”) under the 2010 Stock Plan (the “Plan”) an Award of Restricted Stock Units, subject to all of the terms and conditions of this Award Agreement (the Notice of Grant and this Restricted Stock Unit Agreement, the “Award Agreement”) and the Plan, which is incorporated herein by reference. Subject to the terms of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail. Capitalized terms used in this Award Agreement but not otherwise defined herein shall have the meanings set forth in the Plan.

SECTION 2. COMPANY’S OBLIGATION TO PAY.

Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units shall have vested in the manner set forth in Section 4, Participant shall have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit shall represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

SECTION 3. PARTICIPANT’S REPRESENTATIONS.

In the event the Shares have not been registered under the Securities Act at the time the Restricted Stock Units are paid to Participant, Participant shall, if required by the Company, concurrently with the receipt of all or any portion of this Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

SECTION 4. VESTING SCHEDULE.

Except as provided in Section 6, and subject to Section 7, the Restricted Stock Units awarded by this Award Agreement shall vest in accordance with the vesting schedule set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition shall not vest in accordance with any of the provisions of this Award Agreement unless Participant shall have been continuously providing Service from the Date of Grant until the date such vesting occurs.

SECTION 5. MARKET-STAND OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Participant or any person to whom Participant has directly or indirectly transferred any Shares acquired under the Award Agreement (the “Transferee”) shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Award Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed one hundred and eighty (180) days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports, or (b) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two (2) years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 5. This Section 5 shall not apply to Shares registered in the public offering under the Securities Act. Participant agrees that any transferee of the Restricted Stock Unit Award or Shares acquired pursuant to the Restricted Stock Unit Award shall be bound by this Section 5.

SECTION 6. PAYMENT AFTER VESTING.

Subject to Section 10, any Restricted Stock Units that vest shall be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares. Subject to the provisions of the next paragraph, such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period ending no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year, or if later, the end of the Company’s tax year, in either case that includes the vesting date. In no event shall Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination of Service (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (a) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination of Service, and (b) the payment of such accelerated Restricted Stock Units shall result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination of Service, then the payment of such accelerated Restricted Stock Units shall not be made until the date six (6) months and one (1) day following the date of Participant’s termination of Service, unless the Participant dies following his or her termination of Service, in which case, the Restricted Stock Units shall be paid in Shares to the Participant’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder shall be subject to the additional tax imposed under Section 409A, and any ambiguities herein shall be interpreted to so comply.

SECTION 7. FORFEITURE UPON TERMINATION OF SERVICE.

Notwithstanding any contrary provision of this Award Agreement, if Participant ceases to provide Service for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement shall thereupon be forfeited at no cost to the Company and Participant shall have no further rights thereunder.

SECTION 8. TAX CONSEQUENCES.

Participant has reviewed with his or her own tax advisors the U.S. federal, state, local, and foreign tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

SECTION 9. DEATH OF PARTICIPANT.

Any distribution or delivery to be made to Participant under this Award Agreement shall, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

SECTION 10. TAX WITHHOLDING.

Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), or the Parent or Subsidiary to which Participant is providing services (together, the Company, Employer, and/or the Parent or Subsidiary to which Participant is providing services, the “Service Recipient”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (a) all federal, state, and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the Employer or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant; (b) Participant’s and, to the extent required by the Company (or Service Recipient), the Company’s (or Service

Recipient’s) fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares; and (c) any other Company (or Service Recipient) taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement, and the receipt of any dividends or other distributions, and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Service Recipient (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction.

Pursuant to such procedures as the Board of Directors may specify from time to time, the Company shall withhold the minimum amount required to be withheld for the satisfaction of the Tax Obligations. The Board of Directors, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation) by (a) paying cash; (b) withholding the amount of such Tax Obligations from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient; (c) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to the Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (d) by having the Company withhold otherwise deliverable Shares having a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (e) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of the Tax Obligations; or (e) such other means as the Board of Directors deems appropriate. To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any Tax Obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of such Tax Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 4 or 6, Participant shall permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units shall be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such Tax Obligations are not delivered at the time they are due.

SECTION 11. RIGHTS AS STOCKHOLDER.

Neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant shall have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

SECTION 12. NO GUARANTEE OF CONTINUED SERVICE.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICE AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT OR SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP TO PROVIDE SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

SECTION 13. GRANT IS NOT TRANSFERABLE.

Except to the limited extent provided in Section 9, this grant and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately shall become null and void.

SECTION 14. COMPANY’S RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that Participant proposes to sell, pledge, or otherwise transfer to a third party any Shares acquired under this Award Agreement, or any interest in such Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to all (and not less than all) of such Shares. If Participant desires to transfer Shares acquired under this Award Agreement, Participant shall give a written notice of a proposed transfer of Shares (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee, and proof satisfactory to the Company that the proposed sale or transfer shall not violate any applicable federal, state or foreign securities laws. The Transfer Notice shall be signed both by Participant and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, Participant may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Participant is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Participant, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization, or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 14 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 14.

(d) Termination of Right of First Refusal. Any other provision of this Section 14 notwithstanding, in the event that the Stock is readily tradable on an established securities market when Participant desires to transfer Shares, the Company shall have no Right of First Refusal, and Participant shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 14 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession, or (ii) a transfer to one or more members of Participant’s Immediate Family (which shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in- law, brother-in-law, or sister-in-law and shall include adoptive relationships) or to a trust established by Participant for the benefit of Participant and/or one or more members of Participant’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Award Agreement. If Participant transfers any Shares acquired under this Award Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Award Agreement shall apply to the Transferee to the same extent as to Participant.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Award Agreement, the consideration for the Shares to be purchased in accordance with this Section 14, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Award Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Award Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 14.

SECTION 15. RESTRICTED LEGENDS AND STOP-TRANSFER ORDERS.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

SECTION 16. ADDRESS FOR NOTICES.

Any notice to be given to the Company under the terms of this Award Agreement shall be addressed to the Company at Sumo Logic, Inc., 305 Main Street, Redwood City, CA 94063, or at such other address as the Company may hereafter designate in writing.

SECTION 17. ELECTRONIC DELIVERY.

The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

SECTION 18. NO WAIVER.

Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

SECTION 19. SUCCESSORS AND ASSIGNS.

The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

SECTION 20. ADDITIONAL CONDITIONS TO ISSUANCE OF STOCK.

If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance shall not occur unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares shall violate federal securities laws or other applicable laws, the Company shall defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares shall no longer cause such violation. The Company shall make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

SECTION 21. INTERPRETATION.

The Board of Directors shall have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Board of Directors in good faith shall be final and binding upon Participant, the Company and all other interested persons. Neither the Board of Directors nor any person acting on behalf of the Board of Directors shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

SECTION 22. MODIFICATIONS TO THE AWARD AGREEMENT.

This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

SECTION 23. GOVERNING LAW; SEVERABILITY.

This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

SECTION 24. ENTIRE AGREEMENT.

The Plan is incorporated herein by reference. This Award Agreement may be supplemented with respect to certain countries and jurisdictions as set forth in Exhibit B attached hereto. The Plan and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising under the Plan or this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below

PARTICIPANT:	SUMO LOGIC, INC.

Signature	By

Print Name	Title

Residence Address:

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	SUMO LOGIC, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Unit Award to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

EXHIBIT B

PROVISIONS APPLICABLE TO SECURITIES ISSUED IN JAPAN

This Exhibit includes additional and amended terms applicable to the Sumo Logic, Inc. 2010 Stock Plan Plan (the “Plan”) Restricted Stock Unit Agreement (the “Award Agreement”) by employees within Japan and the Plan shall be amended for use in Japan as set out below, notwithstanding any provisions to the contrary in the Plan. Defined terms not otherwise defined in this Exhibit shall have the meanings set forth in the Award Agreement or the Plan.

1.

ATTENTION. The contents of the Plan have not been reviewed by any regulatory authority in Japan, including the Financial Services Agency. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

No action has been taken in Japan to permit the distribution of the Plan. The Plan may only be distributed to eligible employees of Sumo Logic Japan KK.

The Plan is distributed on a confidential basis. No right to participate in the offering will be granted to any person other than the person to whom this document has been sent. No person in Japan other than the person to whom this document is addressed may treat the Plan or the Agreement as an invitation to participate in the Plan.

2.

Data Protection. All Participants agree, as a condition of their participation in the Plan, that any personal data in relation to them may be held by the Company or their employer and passed on to an administrator of the Plan for all purposes relating to the operation and administration of the Plan, including outside of Japan.

3.

No Right of Employment. The granting of an award or participation under the Plan shall not impose any obligation on the Company or employer of a Participant to continue the employment of such Participant and shall not affect the Company’s or the employer’s right to terminate the employment of such Participant. The vesting of an award under the Plan ceases upon termination of employment. The Plan and any awards granted under it are discretionary.

4.	Language. By signing the Award Agreement the Participant confirms that he/she is fluent in English and fully understands the provisions contained in the Plan and the Award Agreement.

KOREA

SUMO LOGIC, INC. 2010 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Name of Participant:

Total Number of Restricted Stock Units:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

A Restricted Stock Unit shall vest when both the “Service-Based Requirement” and the “Liquidity Event Requirement” (each, as described below) are satisfied. For the avoidance of doubt, no vesting is able to occur unless Participant remains in continuous Service through a Liquidity Event even if some portion of the Service-Based Requirement has been satisfied on the date Service terminates prior to the occurrence of a Liquidity Event.

The Service-Based Requirement shall be satisfied in accordance with the following schedule:

The Service-Based Requirement shall be satisfied as to twenty-five percent (25%) of the Restricted Stock Units on the first Quarterly Vesting Date that is on or after the one (1)-year anniversary of the Vesting Commencement Date and as to one-sixteenth (1/16th) of the Restricted Stock Units on each Quarterly Vesting Date thereafter, subject to Participant providing continuous Service through each such date (the “Original Vesting Schedule”); provided, however, that notwithstanding the foregoing, the Restricted Stock Units shall not vest at all until the occurrence of a Liquidity Event (as defined below), at which time the Original Vesting Schedule shall apply.

A “Quarterly Vesting Date” is the first trading day on or after each of March 15, June 15, September 15, and December 15.

The Liquidity Event Requirement shall be satisfied upon the occurrence of a Liquidity Event, subject to Participant providing continuous Service on the date the Liquidity Event occurs. For these purposes, “Liquidity Event” shall mean the earlier of (i) the first Quarterly Vesting Date following the expiration of the Market Stand-Off described in Section 5 of the Award Agreement following any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, or (ii) a Change in Control; provided, however, that a Change in Control in which the consideration received by holders of the Company’s capital stock is not cash or marketable securities registered under the Securities Act, shall not be considered a Liquidity Event for purposes of this Award Agreement.

A “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

On the date Participant ceases to provide continuous Service for any or no reason, any Restricted Stock Units that have not vested as of immediately prior to such date shall be immediately forfeited to the Company at no cost to the Company, and Participant shall receive no compensation for or benefit from such Restricted Stock Units.

THE AWARD GRANTED PURSUANT TO THIS AWARD AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

SUMO LOGIC, INC. 2010 STOCK PLAN

RESTRICTED STOCK UNIT AGREEMENT

SECTION 1. GRANT OF RESTRICTED STOCK UNITS.

The Company hereby grants to the Participant named in the Notice of Restricted Stock Unit Grant (the “Notice of Grant”) under the 2010 Stock Plan (the “Plan”) an Award of Restricted Stock Units, subject to all of the terms and conditions of this Award Agreement (the Notice of Grant and this Restricted Stock Unit Agreement, the “Award Agreement”) and the Plan, which is incorporated herein by reference. Subject to the terms of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail. Capitalized terms used in this Award Agreement but not otherwise defined herein shall have the meanings set forth in the Plan.

SECTION 2. COMPANY’S OBLIGATION TO PAY.

Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units shall have vested in the manner set forth in Section 4, Participant shall have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit shall represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

SECTION 3. PARTICIPANT’S REPRESENTATIONS.

In the event the Shares have not been registered under the Securities Act at the time the Restricted Stock Units are paid to Participant, Participant shall, if required by the Company, concurrently with the receipt of all or any portion of this Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

SECTION 4. VESTING SCHEDULE.

Except as provided in Section 6, and subject to Section 7, the Restricted Stock Units awarded by this Award Agreement shall vest in accordance with the vesting schedule set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition shall not vest in accordance with any of the provisions of this Award Agreement unless Participant shall have been continuously providing Service from the Date of Grant until the date such vesting occurs.

SECTION 5. MARKET-STAND OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Participant or any person to whom Participant has directly or indirectly transferred any Shares acquired under the Award Agreement (the “Transferee”) shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Award Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed one hundred and eighty (180) days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports, or (b) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two (2) years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 5. This Section 5 shall not apply to Shares registered in the public offering under the Securities Act. Participant agrees that any transferee of the Restricted Stock Unit Award or Shares acquired pursuant to the Restricted Stock Unit Award shall be bound by this Section 5.

SECTION 6. PAYMENT AFTER VESTING.

Subject to Section 10, any Restricted Stock Units that vest shall be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares. Subject to the provisions of the next paragraph, such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period ending no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year, or if later, the end of the Company’s tax year, in either case that includes the vesting date. In no event shall Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination of Service (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (a) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination of Service, and (b) the payment of such accelerated Restricted Stock Units shall result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination of Service, then the payment of such accelerated Restricted Stock Units shall not be made until the date six (6) months and one (1) day following the date of Participant’s termination of Service, unless the Participant dies following his or her termination of Service, in which case, the Restricted Stock Units shall be paid in Shares to the Participant’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder shall be subject to the additional tax imposed under Section 409A, and any ambiguities herein shall be interpreted to so comply.

SECTION 7. FORFEITURE UPON TERMINATION OF SERVICE.

Notwithstanding any contrary provision of this Award Agreement, if Participant ceases to provide Service for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement shall thereupon be forfeited at no cost to the Company and Participant shall have no further rights thereunder.

SECTION 8. TAX CONSEQUENCES.

Participant has reviewed with his or her own tax advisors the U.S. federal, state, local, and foreign tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

SECTION 9. DEATH OF PARTICIPANT.

Any distribution or delivery to be made to Participant under this Award Agreement shall, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

SECTION 10. TAX WITHHOLDING.

Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), or the Parent or Subsidiary to which Participant is providing services (together, the Company, Employer, and/or the Parent or Subsidiary to which Participant is providing services, the “Service Recipient”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (a) all federal, state, and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the Employer or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant; (b) Participant’s and, to the extent required by the Company (or Service Recipient), the Company’s (or Service

Recipient’s) fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares; and (c) any other Company (or Service Recipient) taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement, and the receipt of any dividends or other distributions, and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Service Recipient (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction.

Pursuant to such procedures as the Board of Directors may specify from time to time, the Company shall withhold the minimum amount required to be withheld for the satisfaction of the Tax Obligations. The Board of Directors, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation) by (a) paying cash; (b) withholding the amount of such Tax Obligations from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient; (c) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to the Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (d) by having the Company withhold otherwise deliverable Shares having a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (e) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of the Tax Obligations; or (e) such other means as the Board of Directors deems appropriate. To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any Tax Obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of such Tax Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 4 or 6, Participant shall permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units shall be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such Tax Obligations are not delivered at the time they are due.

SECTION 11. RIGHTS AS STOCKHOLDER.

Neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant shall have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

SECTION 12. NO GUARANTEE OF CONTINUED SERVICE.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICE AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT OR SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP TO PROVIDE SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

SECTION 13. GRANT IS NOT TRANSFERABLE.

Except to the limited extent provided in Section 9, this grant and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately shall become null and void.

SECTION 14. COMPANY’S RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that Participant proposes to sell, pledge, or otherwise transfer to a third party any Shares acquired under this Award Agreement, or any interest in such Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to all (and not less than all) of such Shares. If Participant desires to transfer Shares acquired under this Award Agreement, Participant shall give a written notice of a proposed transfer of Shares (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee, and proof satisfactory to the Company that the proposed sale or transfer shall not violate any applicable federal, state or foreign securities laws. The Transfer Notice shall be signed both by Participant and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, Participant may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Participant is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Participant, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization, or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 14 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 14.

(d) Termination of Right of First Refusal. Any other provision of this Section 14 notwithstanding, in the event that the Stock is readily tradable on an established securities market when Participant desires to transfer Shares, the Company shall have no Right of First Refusal, and Participant shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 14 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession, or (ii) a transfer to one or more members of Participant’s Immediate Family (which shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in- law, brother-in-law, or sister-in-law and shall include adoptive relationships) or to a trust established by Participant for the benefit of Participant and/or one or more members of Participant’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Award Agreement. If Participant transfers any Shares acquired under this Award Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Award Agreement shall apply to the Transferee to the same extent as to Participant.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Award Agreement, the consideration for the Shares to be purchased in accordance with this Section 14, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Award Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Award Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 14.

SECTION 15. RESTRICTED LEGENDS AND STOP-TRANSFER ORDERS.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

SECTION 16. ADDRESS FOR NOTICES.

Any notice to be given to the Company under the terms of this Award Agreement shall be addressed to the Company at Sumo Logic, Inc., 305 Main Street, Redwood City, CA 94063, or at such other address as the Company may hereafter designate in writing.

SECTION 17. ELECTRONIC DELIVERY.

The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

SECTION 18. NO WAIVER.

Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

SECTION 19. SUCCESSORS AND ASSIGNS.

The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

SECTION 20. ADDITIONAL CONDITIONS TO ISSUANCE OF STOCK.

If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance shall not occur unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares shall violate federal securities laws or other applicable laws, the Company shall defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares shall no longer cause such violation. The Company shall make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

SECTION 21. INTERPRETATION.

The Board of Directors shall have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Board of Directors in good faith shall be final and binding upon Participant, the Company and all other interested persons. Neither the Board of Directors nor any person acting on behalf of the Board of Directors shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

SECTION 22. MODIFICATIONS TO THE AWARD AGREEMENT.

This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

SECTION 23. GOVERNING LAW; SEVERABILITY.

This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

SECTION 24. ENTIRE AGREEMENT.

The Plan is incorporated herein by reference. This Award Agreement may be supplemented with respect to certain countries and jurisdictions as set forth in Exhibit B attached hereto. The Plan and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising under the Plan or this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below

PARTICIPANT:	SUMO LOGIC, INC.

Signature	By

Print Name	Title

Residence Address:

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	SUMO LOGIC, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Unit Award to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

EXHIBIT B

PROVISIONS APPLICABLE TO SECURITIES ISSUED IN KOREA

This Exhibit includes additional and amended terms applicable to the Sumo Logic, Inc. 2010 Stock Plan Plan (the “Plan”) Restricted Stock Unit Agreement (the “Award Agreement”) by employees within Korea and the Plan shall be amended for use in Korea as set out below, notwithstanding any provisions to the contrary in the Plan. Defined terms not otherwise defined in this Exhibit shall have the meanings set forth in the Award Agreement or the Plan.

1.

ATTENTION. The contents of the Plan have not been reviewed by any regulatory authority in Korea, including the Financial Supervisory Service. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

No action has been taken in Korea to permit the distribution of the Plan. The Plan may only be distributed to eligible employees of Sumo Logic Singapore Private Limited, Korea branch.

The Plan is distributed on a confidential basis. No right to participate in the offering will be granted to any person other than the person to whom this document has been sent. No person in Korea other than the person to whom this document is addressed may treat the Plan or the Agreement as an invitation to participate in the Plan.

2.

Data Protection. All Participants agree, as a condition of their participation in the Plan, that any personal data in relation to them may be held by the Company or their employer and passed on to an administrator of the Plan for all purposes relating to the operation and administration of the Plan, including outside of Korea.

3.

No Right of Employment. The granting of an award or participation under the Plan shall not impose any obligation on the Company or employer of a Participant to continue the employment of such Participant and shall not affect the Company’s or the employer’s right to terminate the employment of such Participant. The vesting of an award under the Plan ceases upon termination of employment. The Plan and any awards granted under it are discretionary.

4.	Language. By signing the Award Agreement the Participant confirms that he/she is fluent in English and fully understands the provisions contained in the Plan and the Award Agreement.

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SUMO LOGIC, INC. 2010 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Name of Participant:

Total Number of Restricted Stock Units:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

A Restricted Stock Unit shall vest when both the “Service-Based Requirement” and the “Liquidity Event Requirement” (each, as described below) are satisfied. For the avoidance of doubt, no vesting is able to occur unless Participant remains in continuous Service through a Liquidity Event even if some portion of the Service-Based Requirement has been satisfied on the date Service terminates prior to the occurrence of a Liquidity Event.

The Service-Based Requirement shall be satisfied in accordance with the following schedule:

The Service-Based Requirement shall be satisfied as to twenty-five percent (25%) of the Restricted Stock Units on the first Quarterly Vesting Date that is on or after the one (1)-year anniversary of the Vesting Commencement Date and as to one-sixteenth (1/16th) of the Restricted Stock Units on each Quarterly Vesting Date thereafter, subject to Participant providing continuous Service through each such date (the “Original Vesting Schedule”); provided, however, that notwithstanding the foregoing, the Restricted Stock Units shall not vest at all until the occurrence of a Liquidity Event (as defined below), at which time the Original Vesting Schedule shall apply.

A “Quarterly Vesting Date” is the first trading day on or after each of March 15, June 15, September 15, and December 15.

The Liquidity Event Requirement shall be satisfied upon the occurrence of a Liquidity Event, subject to Participant providing continuous Service on the date the Liquidity Event occurs. For these purposes, “Liquidity Event” shall mean the earlier of (i) the first Quarterly Vesting Date following the expiration of the Market Stand-Off described in Section 5 of the Award Agreement following any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, or (ii) a Change in Control; provided, however, that a Change in Control in which the consideration received by holders of the Company’s capital stock is not cash or marketable securities registered under the Securities Act, shall not be considered a Liquidity Event for purposes of this Award Agreement.

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A “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

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For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

On the date Participant ceases to provide continuous Service for any or no reason, any Restricted Stock Units that have not vested as of immediately prior to such date shall be immediately forfeited to the Company at no cost to the Company, and Participant shall receive no compensation for or benefit from such Restricted Stock Units.

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THE AWARD GRANTED PURSUANT TO THIS AWARD AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

SUMO LOGIC, INC. 2010 STOCK PLAN

RESTRICTED STOCK UNIT AGREEMENT

SECTION 1. GRANT OF RESTRICTED STOCK UNITS.

The Company hereby grants to the Participant named in the Notice of Restricted Stock Unit Grant (the “Notice of Grant”) under the 2010 Stock Plan (the “Plan”) an Award of Restricted Stock Units, subject to all of the terms and conditions of this Award Agreement (the Notice of Grant and this Restricted Stock Unit Agreement, the “Award Agreement”) and the Plan, which is incorporated herein by reference. Subject to the terms of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail. Capitalized terms used in this Award Agreement but not otherwise defined herein shall have the meanings set forth in the Plan.

SECTION 2. COMPANY’S OBLIGATION TO PAY.

Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units shall have vested in the manner set forth in Section 4, Participant shall have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit shall represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

SECTION 3. PARTICIPANT’S REPRESENTATIONS.

In the event the Shares have not been registered under the Securities Act at the time the Restricted Stock Units are paid to Participant, Participant shall, if required by the Company, concurrently with the receipt of all or any portion of this Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

SECTION 4. VESTING SCHEDULE.

Except as provided in Section 6, and subject to Section 7, the Restricted Stock Units awarded by this Award Agreement shall vest in accordance with the vesting schedule set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition shall not vest in accordance with any of the provisions of this Award Agreement unless Participant shall have been continuously providing Service from the Date of Grant until the date such vesting occurs.

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SECTION 5. MARKET-STAND OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Participant or any person to whom Participant has directly or indirectly transferred any Shares acquired under the Award Agreement (the “Transferee”) shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Award Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed one hundred and eighty (180) days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports, or (b) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two (2) years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 5. This Section 5 shall not apply to Shares registered in the public offering under the Securities Act. Participant agrees that any transferee of the Restricted Stock Unit Award or Shares acquired pursuant to the Restricted Stock Unit Award shall be bound by this Section 5.

SECTION 6. PAYMENT AFTER VESTING.

Subject to Section 10, any Restricted Stock Units that vest shall be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares. Subject to the provisions of the next paragraph, such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period ending no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year, or if later, the end of the Company’s tax year, in either case that includes the vesting date. In no event shall Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination of Service (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (a) Participant is a “specified employee” within the

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meaning of Section 409A at the time of such termination of Service, and (b) the payment of such accelerated Restricted Stock Units shall result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination of Service, then the payment of such accelerated Restricted Stock Units shall not be made until the date six (6) months and one (1) day following the date of Participant’s termination of Service, unless the Participant dies following his or her termination of Service, in which case, the Restricted Stock Units shall be paid in Shares to the Participant’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder shall be subject to the additional tax imposed under Section 409A, and any ambiguities herein shall be interpreted to so comply.

SECTION 7. FORFEITURE UPON TERMINATION OF SERVICE.

Notwithstanding any contrary provision of this Award Agreement, if Participant ceases to provide Service for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement shall thereupon be forfeited at no cost to the Company and Participant shall have no further rights thereunder.

SECTION 8. TAX CONSEQUENCES.

Participant has reviewed with his or her own tax advisors the U.S. federal, state, local, and foreign tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

SECTION 9. DEATH OF PARTICIPANT.

Any distribution or delivery to be made to Participant under this Award Agreement shall, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

SECTION 10. TAX WITHHOLDING.

Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), or the Parent or Subsidiary to which Participant is providing services (together, the Company, Employer, and/or the Parent or Subsidiary to which Participant is providing services, the “Service Recipient”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (a) all federal, state, and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the Employer or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant; (b) Participant’s and, to

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the extent required by the Company (or Service Recipient), the Company’s (or Service Recipient’s) fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares; and (c) any other Company (or Service Recipient) taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement, and the receipt of any dividends or other distributions, and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Service Recipient (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction.

Pursuant to such procedures as the Board of Directors may specify from time to time, the Company shall withhold the minimum amount required to be withheld for the satisfaction of the Tax Obligations. The Board of Directors, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation) by (a) paying cash; (b) withholding the amount of such Tax Obligations from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient; (c) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to the Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (d) by having the Company withhold otherwise deliverable Shares having a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (e) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of the Tax Obligations; or (e) such other means as the Board of Directors deems appropriate. To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any Tax Obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of such Tax Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 4 or 6, Participant shall permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units shall be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such Tax Obligations are not delivered at the time they are due.

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SECTION 11. RIGHTS AS STOCKHOLDER.

Neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant shall have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

SECTION 12. NO GUARANTEE OF CONTINUED SERVICE AND EMPLOYMENT RIGHTS.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICE AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT OR SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP TO PROVIDE SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE. FURTHER, THE VALUE OF ANY AWARD WILL NOT BE INCLUDED IN THE CALCULATION OF ANY TERMINATION PAYMENTS.

SECTION 13. GRANT IS NOT TRANSFERABLE.

Except to the limited extent provided in Section 9, this grant and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately shall become null and void.

SECTION 14. COMPANY’S RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that Participant proposes to sell, pledge, or otherwise transfer to a third party any Shares acquired under this Award Agreement, or any interest in such Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to all (and not less than all) of such Shares. If Participant desires to transfer Shares acquired under this Award Agreement, Participant shall give a written notice of a proposed transfer of Shares (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee, and proof satisfactory to the Company that the proposed sale or transfer shall not violate any applicable federal, state or foreign securities laws. The Transfer Notice shall be signed both by Participant and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall

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have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, Participant may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Participant is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Participant, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization, or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 14 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 14.

(d) Termination of Right of First Refusal. Any other provision of this Section 14 notwithstanding, in the event that the Stock is readily tradable on an established securities market when Participant desires to transfer Shares, the Company shall have no Right of First Refusal, and Participant shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 14 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession, or (ii) a transfer to one or more members of Participant’s Immediate Family (which shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in- law, brother-in-law, or sister-in-law and shall include adoptive relationships) or to a trust established by Participant for the benefit of Participant and/or one or more members of Participant’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Award Agreement. If Participant transfers any Shares acquired under this Award Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Award Agreement shall apply to the Transferee to the same extent as to Participant.

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(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Award Agreement, the consideration for the Shares to be purchased in accordance with this Section 14, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Award Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Award Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 14.

SECTION 15. RESTRICTED LEGENDS AND STOP-TRANSFER ORDERS.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

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(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

SECTION 16. ADDRESS FOR NOTICES.

Any notice to be given to the Company under the terms of this Award Agreement shall be addressed to the Company at Sumo Logic, Inc., 305 Main Street, Redwood City, CA 94063, or at such other address as the Company may hereafter designate in writing.

SECTION 17. ELECTRONIC DELIVERY.

The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

SECTION 18. NO WAIVER.

Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

SECTION 19. SUCCESSORS AND ASSIGNS.

The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

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SECTION 20. ADDITIONAL CONDITIONS TO ISSUANCE OF STOCK.

If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance shall not occur unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares shall violate federal securities laws or other applicable laws, the Company shall defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares shall no longer cause such violation. The Company shall make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

SECTION 21. INTERPRETATION.

The Board of Directors shall have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Board of Directors in good faith shall be final and binding upon Participant, the Company and all other interested persons. Neither the Board of Directors nor any person acting on behalf of the Board of Directors shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

SECTION 22. DATA PRIVACY

For the purposes of implementing, administering and managing the Plan, the Company shall act as data controller of Participant’s Data. The Participant understands and acknowledges that the Company holds certain personal information regarding the Participant, for the purpose of managing and administering the Plan, namely the Participant’s name, home address, telephone number, date of birth, salary, nationality, job title, any Restricted Stock Units or directorships held in the Company or affiliates and details of all options or any other entitlements to Restricted Stock Units awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (the “Data”). The processing of the Participant’s Data by the Company is necessary for the performance of this Award Agreement. Participant’s Data will be held by the Company for the duration of the Plan. After that, Participant’s Data may be archived for seven years in case of a litigation or to comply with Company’s legal obligations. The Participant further understands and acknowledges that the Company and/or its affiliates will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Participant’s participation in the Plan and that the Company and/or any affiliate may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan, including any designated broker. The Participant understands and acknowledges that the recipients of Data may be located outside the European Economic Area (the “EEA”), namely in the United States. The Company shall take appropriate and suitable safeguards to ensure that the level of protection of Data is not undermined by transfers to recipients located outside the EEA by implementing appropriate safeguards such as the EU Commission Standard Contractual Clauses (controller to controller or controller to processor, as appropriate). The Participant understands that such recipients will receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of

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administering the Participant’s participation in the Plan, including a transfer to any broker or other third party with whom the Participant elects to deposit Restricted Stock Units acquired under the Plan, of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Participant’s behalf. The Participant may, at any time, obtain confirmation from the Company as to whether Data concerning him or her is processed and, where that is the case, access such Data or require any necessary modifications of Data. In certain circumstances, Participant may also request from the Company erasure of Data, restriction of processing and the right to Data portability. To exercise his rights, Participant can contact the local HR officer. Finally, Participant has the right to lodge a complaint with a supervisory authority, in particular with the Dutch Data Protection Authority.

SECTION 23. MODIFICATIONS TO THE AWARD AGREEMENT.

This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

SECTION 24. GOVERNING LAW; SEVERABILITY.

This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

SECTION 25. ENTIRE AGREEMENT.

The Plan is incorporated herein by reference. The Plan and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising under the Plan or this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below

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PARTICIPANT: Signature	SUMO LOGIC, INC. By

Print Name	Title

Residence Address:

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EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	SUMO LOGIC, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Unit Award to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of

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the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

NEW ZEALAND

SUMO LOGIC, INC. 2010 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Name of Participant:

Total Number of Restricted Stock Units:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

A Restricted Stock Unit shall vest when both the “Service-Based Requirement” and the “Liquidity Event Requirement” (each, as described below) are satisfied. For the avoidance of doubt, no vesting is able to occur unless Participant remains in continuous Service through a Liquidity Event even if some portion of the Service-Based Requirement has been satisfied on the date Service terminates prior to the occurrence of a Liquidity Event.

The Service-Based Requirement shall be satisfied in accordance with the following schedule:

The Service-Based Requirement shall be satisfied as to twenty-five percent (25%) of the Restricted Stock Units on the first Quarterly Vesting Date that is on or after the one (1)-year anniversary of the Vesting Commencement Date and as to one-sixteenth (1/16th) of the Restricted Stock Units on each Quarterly Vesting Date thereafter, subject to Participant providing continuous Service through each such date (the “Original Vesting Schedule”); provided, however, that notwithstanding the foregoing, the Restricted Stock Units shall not vest at all until the occurrence of a Liquidity Event (as defined below), at which time the Original Vesting Schedule shall apply.

A “Quarterly Vesting Date” is the first trading day on or after each of March 15, June 15, September 15, and December 15.

The Liquidity Event Requirement shall be satisfied upon the occurrence of a Liquidity Event, subject to Participant providing continuous Service on the date the Liquidity Event occurs. For these purposes, “Liquidity Event” shall mean the earlier of (i) the first Quarterly Vesting Date following the expiration of the Market Stand-Off described in Section 5 of the Award Agreement following any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, or (ii) a Change in Control; provided, however, that a Change in Control in which the consideration received by holders of the Company’s capital stock is not cash or marketable securities registered under the Securities Act, shall not be considered a Liquidity Event for purposes of this Award Agreement.

A “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

On the date Participant ceases to provide continuous Service for any or no reason, any Restricted Stock Units that have not vested as of immediately prior to such date shall be immediately forfeited to the Company at no cost to the Company, and Participant shall receive no compensation for or benefit from such Restricted Stock Units.

THE AWARD GRANTED PURSUANT TO THIS AWARD AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

SUMO LOGIC, INC. 2010 STOCK PLAN

RESTRICTED STOCK UNIT AGREEMENT

SECTION 1. GRANT OF RESTRICTED STOCK UNITS.

The Company hereby grants to the Participant named in the Notice of Restricted Stock Unit Grant (the “Notice of Grant”) under the 2010 Stock Plan (the “Plan”) an Award of Restricted Stock Units, subject to all of the terms and conditions of this Award Agreement (the Notice of Grant and this Restricted Stock Unit Agreement, the “Award Agreement”) and the Plan, which is incorporated herein by reference. Subject to the terms of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail. Capitalized terms used in this Award Agreement but not otherwise defined herein shall have the meanings set forth in the Plan.

SECTION 2. COMPANY’S OBLIGATION TO PAY.

Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units shall have vested in the manner set forth in Section 4, Participant shall have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit shall represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

SECTION 3. PARTICIPANT’S REPRESENTATIONS.

In the event the Shares have not been registered under the Securities Act at the time the Restricted Stock Units are paid to Participant, Participant shall, if required by the Company, concurrently with the receipt of all or any portion of this Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

SECTION 4. VESTING SCHEDULE.

Except as provided in Section 6, and subject to Section 7, the Restricted Stock Units awarded by this Award Agreement shall vest in accordance with the vesting schedule set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition shall not vest in accordance with any of the provisions of this Award Agreement unless Participant shall have been continuously providing Service from the Date of Grant until the date such vesting occurs.

SECTION 5. MARKET-STAND OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Participant or any person to whom Participant has directly or indirectly transferred any Shares acquired under the Award Agreement (the “Transferee”) shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Award Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed one hundred and eighty (180) days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports, or (b) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two (2) years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 5. This Section 5 shall not apply to Shares registered in the public offering under the Securities Act. Participant agrees that any transferee of the Restricted Stock Unit Award or Shares acquired pursuant to the Restricted Stock Unit Award shall be bound by this Section 5.

SECTION 6. PAYMENT AFTER VESTING.

Subject to Section 10, any Restricted Stock Units that vest shall be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares. Subject to the provisions of the next paragraph, such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period ending no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year, or if later, the end of the Company’s tax year, in either case that includes the vesting date. In no event shall Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination of Service (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (a) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination of Service, and (b) the payment of such accelerated Restricted Stock Units shall result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination of Service, then the payment of such accelerated Restricted Stock Units shall not be made until the date six (6) months and one (1) day following the date of Participant’s termination of Service, unless the Participant dies following his or her termination of Service, in which case, the Restricted Stock Units shall be paid in Shares to the Participant’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder shall be subject to the additional tax imposed under Section 409A, and any ambiguities herein shall be interpreted to so comply.

SECTION 7. FORFEITURE UPON TERMINATION OF SERVICE.

Notwithstanding any contrary provision of this Award Agreement, if Participant ceases to provide Service for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement shall thereupon be forfeited at no cost to the Company and Participant shall have no further rights thereunder.

SECTION 8. TAX CONSEQUENCES.

Participant has reviewed with his or her own tax advisors the U.S. federal, state, local, and foreign tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

SECTION 9. DEATH OF PARTICIPANT.

Any distribution or delivery to be made to Participant under this Award Agreement shall, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

SECTION 10. TAX WITHHOLDING.

Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), or the Parent or Subsidiary to which Participant is providing services (together, the Company, Employer, and/or the Parent or Subsidiary to which Participant is providing services, the “Service Recipient”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (a) all federal, state, and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the Employer or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant; (b) Participant’s and, to the extent required by the Company (or Service Recipient), the Company’s (or Service

Recipient’s) fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares; and (c) any other Company (or Service Recipient) taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement, and the receipt of any dividends or other distributions, and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Service Recipient (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction.

Pursuant to such procedures as the Board of Directors may specify from time to time, the Company shall withhold the minimum amount required to be withheld for the satisfaction of the Tax Obligations. The Board of Directors, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation) by (a) paying cash; (b) withholding the amount of such Tax Obligations from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient; (c) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to the Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (d) by having the Company withhold otherwise deliverable Shares having a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (e) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of the Tax Obligations; or (e) such other means as the Board of Directors deems appropriate. To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any Tax Obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of such Tax Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 4 or 6, Participant shall permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units shall be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such Tax Obligations are not delivered at the time they are due.

SECTION 11. RIGHTS AS STOCKHOLDER.

Neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant shall have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

SECTION 12. NO GUARANTEE OF CONTINUED SERVICE.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICE AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT OR SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP TO PROVIDE SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

SECTION 13. GRANT IS NOT TRANSFERABLE.

Except to the limited extent provided in Section 9, this grant and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately shall become null and void.

SECTION 14. COMPANY’S RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that Participant proposes to sell, pledge, or otherwise transfer to a third party any Shares acquired under this Award Agreement, or any interest in such Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to all (and not less than all) of such Shares. If Participant desires to transfer Shares acquired under this Award Agreement, Participant shall give a written notice of a proposed transfer of Shares (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee, and proof satisfactory to the Company that the proposed sale or transfer shall not violate any applicable federal, state or foreign securities laws. The Transfer Notice shall be signed both by Participant and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, Participant may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Participant is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Participant, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization, or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 14 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 14.

(d) Termination of Right of First Refusal. Any other provision of this Section 14 notwithstanding, in the event that the Stock is readily tradable on an established securities market when Participant desires to transfer Shares, the Company shall have no Right of First Refusal, and Participant shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 14 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession, or (ii) a transfer to one or more members of Participant’s Immediate Family (which shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in- law, brother-in-law, or sister-in-law and shall include adoptive relationships) or to a trust established by Participant for the benefit of Participant and/or one or more members of Participant’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Award Agreement. If Participant transfers any Shares acquired under this Award Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Award Agreement shall apply to the Transferee to the same extent as to Participant.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Award Agreement, the consideration for the Shares to be purchased in accordance with this Section 14, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Award Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Award Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 14.

SECTION 15. RESTRICTED LEGENDS AND STOP-TRANSFER ORDERS.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

SECTION 16. ADDRESS FOR NOTICES.

Any notice to be given to the Company under the terms of this Award Agreement shall be addressed to the Company at Sumo Logic, Inc., 305 Main Street, Redwood City, CA 94063, or at such other address as the Company may hereafter designate in writing.

SECTION 17. ELECTRONIC DELIVERY.

The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

SECTION 18. NO WAIVER.

Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

SECTION 19. SUCCESSORS AND ASSIGNS.

The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

SECTION 20. ADDITIONAL CONDITIONS TO ISSUANCE OF STOCK.

If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance shall not occur unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares shall violate federal securities laws or other applicable laws, the Company shall defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares shall no longer cause such violation. The Company shall make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

SECTION 21. INTERPRETATION.

The Board of Directors shall have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Board of Directors in good faith shall be final and binding upon Participant, the Company and all other interested persons. Neither the Board of Directors nor any person acting on behalf of the Board of Directors shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

SECTION 22. MODIFICATIONS TO THE AWARD AGREEMENT.

This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

SECTION 23. GOVERNING LAW; SEVERABILITY.

This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

SECTION 24. ENTIRE AGREEMENT.

The Plan is incorporated herein by reference. This Award Agreement may be supplemented with respect to certain countries and jurisdictions as set forth in Exhibit B attached hereto. The Plan and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising under the Plan or this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below

PARTICIPANT:	SUMO LOGIC, INC.
Signature	By
Print Name	Title

Residence Address:

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	SUMO LOGIC, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Unit Award to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT
Signature
Print Name
Date

EXHIBIT B

PROVISIONS APPLICABLE TO SECURITIES ISSUED IN NEW ZEALAND

This Exhibit includes additional and amended terms applicable to the Sumo Logic, Inc. 2010 Stock Plan Plan (the “Plan”) Restricted Stock Unit Agreement (the “Award Agreement”) by employees within New Zealand and the Plan shall be amended for use in New Zealand as set out below, notwithstanding any provisions to the contrary in the Plan. Defined terms not otherwise defined in this Exhibit shall have the meanings set forth in the Award Agreement or the Plan.

1.

WARNING: This is an offer of restricted share units. Restricted share units give you a stake in the ownership of Sumo Logic, Inc. If Sumo Logic, Inc. runs into financial difficulties and is wound up, you will be paid only after all creditors and holders of preference shares have been paid. You may lose some of all of your investment. New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors make an informed decision. The usual rules do not apply to this offer because it is made under an employee share purchase scheme. As a result, you may not be given all the information usually required. You will also have fewer other legal protections for this investment. You have the right to receive from Sumo Logic, Inc., free of charge, financial statements for the most recent accounting period. Ask questions, read all documents carefully, and seek independent financial advice before committing yourself. The trading market for the investment is likely to be limited and you may not be able to sell it.

The contents of the Plan have not been reviewed by any regulatory authority in New Zealand, including the Financial Markets Authority.

No action has been taken in New Zealand to permit the listing of securities or distribution of the Plan. The Plan may only be distributed to eligible employees of Sumo Logic Australia Pty Ltd.

The Plan is distributed on a confidential basis. No right to participate in the offering will be granted to any person other than the person to whom this document has been sent. No person in New Zealand other than the person to whom this document is addressed may treat the Plan or the Agreement as an invitation to participate in the Plan.

2.

Data Protection. All Participants agree, as a condition of their participation in the Plan, that any personal data in relation to them may be held by the Company or their employer and passed on to an administrator of the Plan for all purposes relating to the operation and administration of the Plan, including outside of New Zealand.

3.

No Right of Employment. The granting of an award or participation under the Plan shall not impose any obligation on the Company or employer of a Participant to continue the employment of such Participant and shall not affect the Company’s or the employer’s right to terminate the employment of such Participant. The vesting of an award under the Plan ceases upon termination of employment. The Plan and any awards granted under it are discretionary.

POLAND

SUMO LOGIC, INC. 2010 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Name of Participant:

Total Number of Restricted Stock Units:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

A Restricted Stock Unit shall vest when both the “Service-Based Requirement” and the “Liquidity Event Requirement” (each, as described below) are satisfied. For the avoidance of doubt, no vesting is able to occur unless Participant remains in continuous Service through a Liquidity Event even if some portion of the Service-Based Requirement has been satisfied on the date Service terminates prior to the occurrence of a Liquidity Event.

The Service-Based Requirement shall be satisfied in accordance with the following schedule:

The Service-Based Requirement shall be satisfied as to twenty-five percent (25%) of the Restricted Stock Units on the first Quarterly Vesting Date that is on or after the one (1)-year anniversary of the Vesting Commencement Date and as to one-sixteenth (1/16th) of the Restricted Stock Units on each Quarterly Vesting Date thereafter, subject to Participant providing continuous Service through each such date (the “Original Vesting Schedule”); provided, however, that notwithstanding the foregoing, the Restricted Stock Units shall not vest at all until the occurrence of a Liquidity Event (as defined below), at which time the Original Vesting Schedule shall apply.

A “Quarterly Vesting Date” is the first trading day on or after each of March 15, June 15, September 15, and December 15.

The Liquidity Event Requirement shall be satisfied upon the occurrence of a Liquidity Event, subject to Participant providing continuous Service on the date the Liquidity Event occurs. For these purposes, “Liquidity Event” shall mean the earlier of (i) the first Quarterly Vesting Date following the expiration of the Market Stand-Off described in Section 5 of the Award Agreement following any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, or (ii) a Change in Control; provided, however, that a Change in Control in which the consideration received by holders of the Company’s capital stock is not cash or marketable securities registered under the Securities Act, shall not be considered a Liquidity Event for purposes of this Award Agreement.

A “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

On the date Participant ceases to provide continuous Service for any or no reason, any Restricted Stock Units that have not vested as of immediately prior to such date shall be immediately forfeited to the Company at no cost to the Company, and Participant shall receive no compensation for or benefit from such Restricted Stock Units.

THE AWARD GRANTED PURSUANT TO THIS AWARD AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

SUMO LOGIC, INC. 2010 STOCK PLAN:

RESTRICTED STOCK UNIT AGREEMENT

SECTION 1. GRANT OF RESTRICTED STOCK UNITS.

The Company hereby grants to the Participant named in the Notice of Restricted Stock Unit Grant (the “Notice of Grant”) under the 2010 Stock Plan (the “Plan”) an Award of Restricted Stock Units, subject to all of the terms and conditions of this Award Agreement (the Notice of Grant and this Restricted Stock Unit Agreement, the “Award Agreement”) and the Plan, which is incorporated herein by reference. Subject to the terms of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail. Capitalized terms used in this Award Agreement but not otherwise defined herein shall have the meanings set forth in the Plan.

SECTION 2. COMPANY’S OBLIGATION TO PAY.

Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units shall have vested in the manner set forth in Section 4, Participant shall have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit shall represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

SECTION 3. PARTICIPANT’S REPRESENTATIONS.

In the event the Shares have not been registered under the Securities Act at the time the Restricted Stock Units are paid to Participant, Participant shall, if required by the Company, concurrently with the receipt of all or any portion of this Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

SECTION 4. VESTING SCHEDULE.

Except as provided in Section 6, and subject to Section 7, the Restricted Stock Units awarded by this Award Agreement shall vest in accordance with the vesting schedule set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition shall not vest in accordance with any of the provisions of this Award Agreement unless Participant shall have been continuously providing Service from the Date of Grant until the date such vesting occurs.

SECTION 5. MARKET-STAND OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Participant or any person to whom Participant has directly or indirectly transferred any Shares acquired under the Award Agreement (the “Transferee”) shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Award Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed one hundred and eighty (180) days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports, or (b) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two (2) years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 5. This Section 5 shall not apply to Shares registered in the public offering under the Securities Act. Participant agrees that any transferee of the Restricted Stock Unit Award or Shares acquired pursuant to the Restricted Stock Unit Award shall be bound by this Section 5.

SECTION 6. PAYMENT AFTER VESTING.

Subject to Section 10, any Restricted Stock Units that vest shall be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares. Subject to the provisions of the next paragraph, such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period ending no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year, or if later, the end of the Company’s tax year, in either case that includes the vesting date. In no event shall Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination of Service (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (a) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination of Service, and (b) the payment of such accelerated Restricted Stock Units shall result in the imposition of additional tax under Section

409A if paid to Participant on or within the six (6) month period following Participant’s termination of Service, then the payment of such accelerated Restricted Stock Units shall not be made until the date six (6) months and one (1) day following the date of Participant’s termination of Service, unless the Participant dies following his or her termination of Service, in which case, the Restricted Stock Units shall be paid in Shares to the Participant’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder shall be subject to the additional tax imposed under Section 409A, and any ambiguities herein shall be interpreted to so comply.

SECTION 7. FORFEITURE UPON TERMINATION OF SERVICE.

Notwithstanding any contrary provision of this Award Agreement, if Participant ceases to provide Service for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement shall thereupon be forfeited at no cost to the Company and Participant shall have no further rights thereunder.

SECTION 8. TAX CONSEQUENCES.

Participant has reviewed with his or her own tax advisors the U.S. federal, state, local, and foreign tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

SECTION 9. DEATH OF PARTICIPANT.

Any distribution or delivery to be made to Participant under this Award Agreement shall, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

SECTION 10. TAX WITHHOLDING.

Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), or the Parent or Subsidiary to which Participant is providing services (together, the Company, Employer, and/or the Parent or Subsidiary to which Participant is providing services, the “Service Recipient”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (a) all federal, state, and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the Employer or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant; (b) Participant’s and, to the extent required by the Company (or Service Recipient), the Company’s (or Service Recipient’s) fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares; and (c) any other Company (or Service Recipient)

taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement, and the receipt of any dividends or other distributions, and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Service Recipient (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction.

Pursuant to such procedures as the Board of Directors may specify from time to time, the Company shall withhold the minimum amount required to be withheld for the satisfaction of the Tax Obligations. The Board of Directors, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation) by (a) paying cash; (b) withholding the amount of such Tax Obligations from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient; (c) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to the Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (d) by having the Company withhold otherwise deliverable Shares having a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (e) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of the Tax Obligations; or (e) such other means as the Board of Directors deems appropriate. To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any Tax Obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of such Tax Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 4 or 6, Participant shall permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units shall be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such Tax Obligations are not delivered at the time they are due.

Participant acknowledges and accepts that his/her award of Restricted Stock Units, Shares and /or any other financial assets he/she receives do not constitute any part of his/her remuneration under an employment contract or any other contract under which he/she renders Services for the Company, Parent or Subsidiary.

SECTION 11. RIGHTS AS STOCKHOLDER.

Neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant shall have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

SECTION 12. NO GUARANTEE OF CONTINUED SERVICE.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICE AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT OR SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP TO PROVIDE SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

SECTION 13. GRANT IS NOT TRANSFERABLE.

Except to the limited extent provided in Section 9, this grant and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately shall become null and void.

SECTION 14. COMPANY’S RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that Participant proposes to sell, pledge, or otherwise transfer to a third party any Shares acquired under this Award Agreement, or any interest in such Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to all (and not less than all) of such Shares. If Participant desires to transfer Shares acquired under this Award Agreement, Participant shall give a written notice of a proposed transfer of Shares (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee, and proof satisfactory to the Company that the proposed sale or transfer shall not violate any applicable federal, state or foreign securities laws. The Transfer Notice shall be signed both by Participant and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, Participant may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Participant is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Participant, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization, or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 14 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 14.

(d) Termination of Right of First Refusal. Any other provision of this Section 14 notwithstanding, in the event that the Stock is readily tradable on an established securities market when Participant desires to transfer Shares, the Company shall have no Right of First Refusal, and Participant shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 14 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession, or (ii) a transfer to one or more members of Participant’s Immediate Family (which shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in- law, brother-in-law, or sister-in-law and shall include adoptive relationships) or to a trust established by Participant for the benefit of Participant and/or one or more members of Participant’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Award Agreement. If Participant transfers any Shares acquired under this Award Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Award Agreement shall apply to the Transferee to the same extent as to Participant.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Award Agreement, the consideration for the Shares to be purchased in accordance with this Section 14, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Award Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Award Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 14.

SECTION 15. RESTRICTED LEGENDS AND STOP-TRANSFER ORDERS.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

SECTION 16. ADDRESS FOR NOTICES.

Any notice to be given to the Company under the terms of this Award Agreement shall be addressed to the Company at Sumo Logic, Inc., 305 Main Street, Redwood City, CA 94063, or at such other address as the Company may hereafter designate in writing.

SECTION 17. ELECTRONIC DELIVERY.

The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

SECTION 18. NO WAIVER.

Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

SECTION 19. SUCCESSORS AND ASSIGNS.

The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

SECTION 20. ADDITIONAL CONDITIONS TO ISSUANCE OF STOCK.

If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance shall not occur unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the

Company. Where the Company determines that the delivery of the payment of any Shares shall violate federal securities laws or other applicable laws, the Company shall defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares shall no longer cause such violation. The Company shall make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

SECTION 21. INTERPRETATION.

The Board of Directors shall have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Board of Directors in good faith shall be final and binding upon Participant, the Company and all other interested persons. Neither the Board of Directors nor any person acting on behalf of the Board of Directors shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

SECTION 22. MODIFICATIONS TO THE AWARD AGREEMENT.

This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

SECTION 23. GOVERNING LAW; SEVERABILITY.

This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect. Any suit, action, or proceeding arising out of or relating to the Plan or this Agreement shall be brought in the United States District Court for the Northern District of California as its exclusive jurisdiction.

SECTION 24. ENTIRE AGREEMENT.

The Plan is incorporated herein by reference. The Plan and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising under the Plan or this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below

PARTICIPANT:	SUMO LOGIC, INC.

Signature	By

Print Name	Title

Residence Address:

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	SUMO LOGIC, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Unit Award to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

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Date

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SUMO LOGIC, INC. 2010 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Name of Participant:

Total Number of Restricted Stock Units:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

A Restricted Stock Unit shall vest when both the “Service-Based Requirement” and the “Liquidity Event Requirement” (each, as described below) are satisfied. For the avoidance of doubt, no vesting is able to occur unless Participant remains in continuous Service through a Liquidity Event even if some portion of the Service-Based Requirement has been satisfied on the date Service terminates prior to the occurrence of a Liquidity Event.

The Service-Based Requirement shall be satisfied in accordance with the following schedule:

The Service-Based Requirement shall be satisfied as to twenty-five percent (25%) of the Restricted Stock Units on the first Quarterly Vesting Date that is on or after the one (1)-year anniversary of the Vesting Commencement Date and as to one-sixteenth (1/16th) of the Restricted Stock Units on each Quarterly Vesting Date thereafter, subject to Participant providing continuous Service through each such date (the “Original Vesting Schedule”); provided, however, that notwithstanding the foregoing, the Restricted Stock Units shall not vest at all until the occurrence of a Liquidity Event (as defined below), at which time the Original Vesting Schedule shall apply.

A “Quarterly Vesting Date” is the first trading day on or after each of March 15, June 15, September 15, and December 15.

The Liquidity Event Requirement shall be satisfied upon the occurrence of a Liquidity Event, subject to Participant providing continuous Service on the date the Liquidity Event occurs. For these purposes, “Liquidity Event” shall mean the earlier of (i) the first Quarterly Vesting Date following the expiration of the Market Stand-Off described in Section 5 of the Award Agreement following any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, or (ii) a Change in Control; provided, however, that a Change in Control in which the consideration received by holders of the Company’s capital stock is not cash or marketable securities registered under the Securities Act, shall not be considered a Liquidity Event for purposes of this Award Agreement.

A “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

On the date Participant ceases to provide continuous Service for any or no reason, any Restricted Stock Units that have not vested as of immediately prior to such date shall be immediately forfeited to the Company at no cost to the Company, and Participant shall receive no compensation for or benefit from such Restricted Stock Units.

THE AWARD GRANTED PURSUANT TO THIS AWARD AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

SUMO LOGIC, INC. 2010 STOCK PLAN

RESTRICTED STOCK UNIT AGREEMENT

SECTION 1. GRANT OF RESTRICTED STOCK UNITS.

The Company hereby grants to the Participant named in the Notice of Restricted Stock Unit Grant (the “Notice of Grant”) under the 2010 Stock Plan (the “Plan”) an Award of Restricted Stock Units, subject to all of the terms and conditions of this Award Agreement (the Notice of Grant and this Restricted Stock Unit Agreement, the “Award Agreement”) and the Plan, which is incorporated herein by reference. Subject to the terms of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail. Capitalized terms used in this Award Agreement but not otherwise defined herein shall have the meanings set forth in the Plan.

SECTION 2. COMPANY’S OBLIGATION TO PAY.

Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units shall have vested in the manner set forth in Section 4, Participant shall have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit shall represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

SECTION 3. PARTICIPANT’S REPRESENTATIONS.

In the event the Shares have not been registered under the Securities Act at the time the Restricted Stock Units are paid to Participant, Participant shall, if required by the Company, concurrently with the receipt of all or any portion of this Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

SECTION 4. VESTING SCHEDULE.

Except as provided in Section 6, and subject to Section 7, the Restricted Stock Units awarded by this Award Agreement shall vest in accordance with the vesting schedule set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition shall not vest in accordance with any of the provisions of this Award Agreement unless Participant shall have been continuously providing Service from the Date of Grant until the date such vesting occurs.

SECTION 5. MARKET-STAND OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Participant or any person to whom Participant has directly or indirectly transferred any Shares acquired under the Award Agreement (the “Transferee”) shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Award Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed one hundred and eighty (180) days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports, or (b) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two (2) years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 5. This Section 5 shall not apply to Shares registered in the public offering under the Securities Act. Participant agrees that any transferee of the Restricted Stock Unit Award or Shares acquired pursuant to the Restricted Stock Unit Award shall be bound by this Section 5.

SECTION 6. PAYMENT AFTER VESTING.

Subject to Section 10, any Restricted Stock Units that vest shall be paid to Participant (or in the event of Participant’s death, to his or her properly designated beneficiary or estate) in whole Shares. Subject to the provisions of the next paragraph, such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period ending no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year, or if later, the end of the Company’s tax year, in either case that includes the vesting date. In no event shall Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination of Service (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (a) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination of Service, and (b) the payment of such accelerated Restricted Stock Units shall result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination of Service, then the payment of such accelerated Restricted Stock Units shall not be made until the date six (6) months and one (1) day following the date of Participant’s termination of Service, unless the Participant dies following his or her termination of Service, in which case, the Restricted Stock Units shall be paid in Shares to the Participant’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder shall be subject to the additional tax imposed under Section 409A, and any ambiguities herein shall be interpreted to so comply.

SECTION 7. FORFEITURE UPON TERMINATION OF SERVICE.

Notwithstanding any contrary provision of this Award Agreement, if Participant ceases to provide Service for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement shall thereupon be forfeited at no cost to the Company and Participant shall have no further rights thereunder.

SECTION 8. TAX CONSEQUENCES.

Participant has reviewed with his or her own tax advisors the U.S. federal, state, local, and foreign tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

SECTION 9. DEATH OF PARTICIPANT.

Any distribution or delivery to be made to Participant under this Award Agreement shall, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

SECTION 10. TAX WITHHOLDING.

Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), or the Parent or Subsidiary to which Participant is providing services (together, the Company, Employer, and/or the Parent or Subsidiary to which Participant is providing services, the “Service Recipient”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (a) all federal, state, and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company or the Employer or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant; (b) Participant’s and, to the extent required by the Company (or Service Recipient), the Company’s (or Service

Recipient’s) fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Shares; and (c) any other Company (or Service Recipient) taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement, and the receipt of any dividends or other distributions, and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Service Recipient (or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction.

Pursuant to such procedures as the Board of Directors may specify from time to time, the Company shall withhold the minimum amount required to be withheld for the satisfaction of the Tax Obligations. The Board of Directors, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such Tax Obligations, in whole or in part (without limitation) by (a) paying cash; (b) withholding the amount of such Tax Obligations from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient; (c) delivering to the Company Shares that Participant owns and that have vested with a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to the Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (d) by having the Company withhold otherwise deliverable Shares having a fair market value equal to the amount required to be withheld (or such greater amount up to the maximum statutory rate applicable to Participant if permitted by the Board of Directors and provided such greater amount would not result in adverse financial accounting consequences to the Company as determined by the Board of Directors); (e) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of the Tax Obligations; or (e) such other means as the Board of Directors deems appropriate. To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any Tax Obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of such Tax Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to Sections 4 or 6, Participant shall permanently forfeit such Restricted Stock Units and any right to receive Shares thereunder and the Restricted Stock Units shall be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may refuse to deliver the Shares if such Tax Obligations are not delivered at the time they are due.

SECTION 11. RIGHTS AS STOCKHOLDER.

Neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant shall have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

SECTION 12. NO GUARANTEE OF CONTINUED SERVICE.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICE AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT OR SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP TO PROVIDE SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

SECTION 13. GRANT IS NOT TRANSFERABLE.

Except to the limited extent provided in Section 9, this grant and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately shall become null and void.

SECTION 14. COMPANY’S RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that Participant proposes to sell, pledge, or otherwise transfer to a third party any Shares acquired under this Award Agreement, or any interest in such Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to all (and not less than all) of such Shares. If Participant desires to transfer Shares acquired under this Award Agreement, Participant shall give a written notice of a proposed transfer of Shares (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee, and proof satisfactory to the Company that the proposed sale or transfer shall not violate any applicable federal, state or foreign securities laws. The Transfer Notice shall be signed both by Participant and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, Participant may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Participant is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Participant, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization, or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 14 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 14.

(d) Termination of Right of First Refusal. Any other provision of this Section 14 notwithstanding, in the event that the Stock is readily tradable on an established securities market when Participant desires to transfer Shares, the Company shall have no Right of First Refusal, and Participant shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 14 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession, or (ii) a transfer to one or more members of Participant’s Immediate Family (which shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law and shall include adoptive relationships) or to a trust established by Participant for the benefit of Participant and/or one or more members of Participant’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Award Agreement. If Participant transfers any Shares acquired under this Award Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Award Agreement shall apply to the Transferee to the same extent as to Participant.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Award Agreement, the consideration for the Shares to be purchased in accordance with this Section 14, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Award Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Award Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 14.

SECTION 15. RESTRICTED LEGENDS AND STOP-TRANSFER ORDERS.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

SECTION 16. ADDRESS FOR NOTICES.

Any notice to be given to the Company under the terms of this Award Agreement shall be addressed to the Company at Sumo Logic, Inc., 305 Main Street, Redwood City, CA 94063, or at such other address as the Company may hereafter designate in writing.

SECTION 17. ELECTRONIC DELIVERY.

The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

SECTION 18. NO WAIVER.

Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

SECTION 19. SUCCESSORS AND ASSIGNS.

The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

SECTION 20. ADDITIONAL CONDITIONS TO ISSUANCE OF STOCK.

If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance shall not occur unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares shall violate federal securities laws or other applicable laws, the Company shall defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares shall no longer cause such violation. The Company shall make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

SECTION 21. INTERPRETATION.

The Board of Directors shall have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Board of Directors in good faith shall be final and binding upon Participant, the Company and all other interested persons. Neither the Board of Directors nor any person acting on behalf of the Board of Directors shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

SECTION 22. MODIFICATIONS TO THE AWARD AGREEMENT.

This Award Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

SECTION 23. GOVERNING LAW; SEVERABILITY.

This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

SECTION 24. ENTIRE AGREEMENT.

The Plan is incorporated herein by reference. This Award Agreement may be supplemented with respect to certain countries and jurisdictions as set forth in Exhibit B attached hereto. The Plan and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising under the Plan or this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below

PARTICIPANT:	SUMO LOGIC, INC.

Signature	By

Print Name	Title

Residence Address:

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	SUMO LOGIC, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Unit Award to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

EXHIBIT B

PROVISIONS APPLICABLE TO SECURITIES ISSUED IN SINGAPORE

This Exhibit includes additional and amended terms applicable to the Sumo Logic, Inc. 2010 Stock Plan Plan (the “Plan”) Restricted Stock Unit Agreement (the “Award Agreement”) by employees within Singapore and the Plan shall be amended for use in Singapore as set out below, notwithstanding any provisions to the contrary in the Plan. Defined terms not otherwise defined in this Exhibit shall have the meanings set forth in the Award Agreement or the Plan.

1.

ATTENTION. The contents of the Plan have not been reviewed by any regulatory authority in Singapore, including the Monetary Authority of Singapore. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

No action has been taken in Singapore to permit the distribution of the Plan. The Plan may only be distributed to eligible employees of Sumo Logic Singapore Private Limited.

The Plan is distributed on a confidential basis. No right to participate in the offering will be granted to any person other than the person to whom this document has been sent. No person in Singapore other than the person to whom this document is addressed may treat the Plan or the Agreement as an invitation to participate in the Plan.

2.

Data Protection. All Participants agree, as a condition of their participation in the Plan, that any personal data in relation to them may be held by the Company or their employer and passed on to an administrator of the Plan for all purposes relating to the operation and administration of the Plan, including outside of Singapore.

3.

No Right of Employment. The granting of an award or participation under the Plan shall not impose any obligation on the Company or employer of a Participant to continue the employment of such Participant and shall not affect the Company’s or the employer’s right to terminate the employment of such Participant. The vesting of an award under the Plan ceases upon termination of employment. The Plan and any awards granted under it are discretionary.

UK SUB-PLAN TO THE

SUMO LOGIC, INC. 2010 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Name of Participant:

Total Number of Restricted Stock Units:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

A Restricted Stock Unit shall vest when both the “Service-Based Requirement” and the “Liquidity Event Requirement” (each, as described below) are satisfied. For the avoidance of doubt, no vesting is able to occur unless Participant remains in continuous Service through a Liquidity Event even if some portion of the Service-Based Requirement has been satisfied on the date Service terminates prior to the occurrence of a Liquidity Event.

The Service-Based Requirement shall be satisfied in accordance with the following schedule:

The Service-Based Requirement shall be satisfied as to twenty-five percent (25%) of the Restricted Stock Units on the first Quarterly Vesting Date that is on or after the one (1)-year anniversary of the Vesting Commencement Date and as to one-sixteenth (1/16th) of the Restricted Stock Units on each Quarterly Vesting Date thereafter, subject to Participant providing continuous Service through each such date (the “Original Vesting Schedule”); provided, however, that notwithstanding the foregoing, the Restricted Stock Units shall not vest at all until the occurrence of a Liquidity Event (as defined below), at which time the Original Vesting Schedule shall apply.

A “Quarterly Vesting Date” is the first trading day on or after each of March 15, June 15, September 15, and December 15.

The Liquidity Event Requirement shall be satisfied upon the occurrence of a Liquidity Event, subject to Participant providing continuous Service on the date the Liquidity Event occurs. For these purposes, “Liquidity Event” shall mean the earlier of (i) the first Quarterly Vesting Date following the expiration of the Market Stand-Off described in Section 5 of the Award Agreement following any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, or (ii) a Change in Control; provided, however, that a Change in Control in which the consideration received by holders of the Company’s capital stock is not cash or marketable securities registered under the Securities Act, shall not be considered a Liquidity Event for purposes of this Award Agreement.

A “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii) Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

On the date Participant ceases to provide continuous Service for any or no reason, any Restricted Stock Units that have not vested as of immediately prior to such date shall be immediately forfeited to the Company at no cost to the Company, and Participant shall receive no compensation for or benefit from such Restricted Stock Units.

THE AWARD GRANTED PURSUANT TO THIS AWARD AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

UK SUB-PLAN TO THE

SUMO LOGIC, INC. 2010 STOCK PLAN:

RESTRICTED STOCK UNIT AGREEMENT

SECTION 1. GRANT OF RESTRICTED STOCK UNITS.

The Company hereby grants to the Participant named in the Notice of Restricted Stock Unit Grant (the “Notice of Grant”) under the UK Sub-Plan to the Sumo Logic, Inc. 2010 Stock Plan (the “Plan”) an Award of Restricted Stock Units, subject to all of the terms and conditions of this Award Agreement (the Notice of Grant and this Restricted Stock Unit Agreement, the “Award Agreement”), the Plan and the Section 431 Election, which is incorporated herein by reference. Subject to the terms of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail. Capitalized terms used in this Award Agreement but not otherwise defined herein shall have the meanings set forth in the Plan.

SECTION 2. COMPANY’S OBLIGATION TO PAY.

Each Restricted Stock Unit represents the right to receive a Share on the date it vests. Unless and until the Restricted Stock Units shall have vested in the manner set forth in Section 4, Participant shall have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit shall represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

SECTION 3. PARTICIPANT’S REPRESENTATIONS.

In the event the Shares have not been registered under the Securities Act at the time the Restricted Stock Units are paid to Participant, Participant shall, if required by the Company, concurrently with the receipt of all or any portion of this Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

SECTION 4. VESTING SCHEDULE.

Except as provided in Section 6, and subject to Section 7, the Restricted Stock Units awarded by this Award Agreement shall vest in accordance with the vesting schedule set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition shall not vest in accordance with any of the provisions of this Award Agreement unless Participant shall have been continuously providing Service from the Date of Grant until the date such vesting occurs.

SECTION 5. MARKET-STAND OFF.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Participant or any person to whom Participant has directly or indirectly transferred any Shares acquired under the Award Agreement (the “Transferee”) shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Award Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed one hundred and eighty (180) days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports, or (b) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two (2) years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 5. This Section 5 shall not apply to Shares registered in the public offering under the Securities Act. Participant agrees that any transferee of the Restricted Stock Unit Award or Shares acquired pursuant to the Restricted Stock Unit Award shall be bound by this Section 5.

SECTION 6. PAYMENT AFTER VESTING.

Subject to Section 10, any Restricted Stock Units that vest shall be paid to Participant (or in the event of Participant’s death, to his or her Personal Representative) in whole Shares. Subject to the provisions of the next paragraph, such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period ending no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year, or if later, the end of the Company’s tax year, in either case that includes the vesting date. In no event shall Participant be permitted, directly or indirectly, to specify the taxable year of payment of any Restricted Stock Units payable under this Award Agreement.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination of Service (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (a) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination of Service, and (b) the payment of such accelerated Restricted Stock Units shall result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination of Service, then the payment of such accelerated Restricted Stock Units shall not be made until the date six (6) months and one (1) day following the date of Participant’s termination of Service, unless the Participant dies following his or her termination of Service, in which case, the Restricted Stock Units shall be paid in Shares to the Participant’s Personal Representative as soon as practicable following his or her death. It is the intent of this Award Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder shall be subject to the additional tax imposed under Section 409A, and any ambiguities herein shall be interpreted to so comply.

SECTION 7. FORFEITURE UPON TERMINATION OF SERVICE.

Notwithstanding any contrary provision of this Award Agreement, if Participant ceases to provide Service for any or no reason, the then-unvested Restricted Stock Units awarded by this Award Agreement shall thereupon be forfeited at no cost to the Company and Participant shall have no further rights thereunder.

SECTION 8. TAX CONSEQUENCES.

Participant has reviewed with his or her own tax advisors the all applicable tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

SECTION 9. DEATH OF PARTICIPANT.

Any distribution or delivery to be made to Participant under this Award Agreement shall, if Participant is then deceased, be made to Participant’s Personal Representative. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

SECTION 10. TAX OBLIGATIONS.

(a) Secondary NIC Liability. As a condition of the vesting of the Restricted Stock Units, the Participant irrevocably agrees to reimburse the Company or any other company or person who is or becomes a Secondary Contributor for any Secondary NIC Liability.

(b) Withholding Taxes. In the event that the Company determines that it or any subsidiary is required to account to HM Revenue & Customs for the Award Tax Liability and any Secondary NIC Liability or to withhold any other tax as a result of the vesting of these Restricted Stock Units, the Participant, as a condition to the vesting of these Restricted Stock Units, shall make arrangements satisfactory to the Company to enable it or any subsidiary to satisfy all withholding liabilities. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy all withholding liabilities.

(c) Section 431 Election. As a further condition of the vesting of these Restricted Stock Units and delivery of the shares in respect thereof, the Participant shall have signed a Section 431 Election in the form set out in Appendix A or in such other form as may be determined by HM Revenue & Customs from time to time.

(d) Participant’s Tax Indemnity.

(i)

Indemnity. To the extent permitted by law, the Participant hereby agrees to indemnify and keep indemnified the Company, and the Company as trustee for and on behalf of any related corporation, for any Award Tax Liability and Secondary NIC Liability.

(ii)

No Obligation to Issue Shares. The Company shall not be obliged to allot and issue any Shares or any interest in Shares pursuant to the delivery of Shares under this award unless and until the Participant has paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify the Company in full against the Award Tax Liability and the Secondary NIC Liability, or the Participant has made such other arrangement as in the opinion of the Company will ensure that the full amount of any Award Tax Liability and any Secondary NIC Liability will be recovered from the Participant within such period as the Company may then determine.

(iii)

Right of Retention. In the absence of any such other arrangement being made, the Company shall have the right to retain out of the aggregate number of shares to which the Participant would have otherwise been entitled upon the delivery of Shares under this award, such number of Shares as, in the opinion of the Company, will enable the Company to sell as agent for the Participant (at the best price which can reasonably expect to be obtained at the time of the sale) and to pay over to the Company (or the Participant’s Employer, as may directed by the Company) sufficient monies out of the net proceeds of sale, after deduction of all fees, commissions and expenses incurred in relation to such sale, to satisfy the Participant’s liability under such indemnity.

SECTION 11. RIGHTS AS STOCKHOLDER.

Neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant. After such issuance, recordation and delivery, Participant shall have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

SECTION 12. NO GUARANTEE OF CONTINUED SERVICE.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICE AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING

SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT OR SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP TO PROVIDE SERVICE.

(a) Limitation Rights. The Participant has no right to compensation or damages for any loss in respect of these Restricted Stock Units (or any underlying Shares) where such loss arises (or is claimed to arise), in whole or in part, from the termination of the employment, or notice to terminate employment given by or to the Participant. This exclusion of liability shall apply however termination of employment, or the giving of notice, is caused other than in a case where a competent tribunal or court, from which there can be no appeal (or which the relevant employing company has decided not to appeal), has found that the cessation of the Participant’s employment amounted to unfair or constructive dismissal of the Participant and however compensation or damages may be claimed.

(b) The Participant has no right to compensation or damages for any loss in respect of these Restricted Stock Units where such loss arises (or is claimed to arise), in whole or in part, from any company ceasing to be a Subsidiary of the Company, or the transfer of any business from a Subsidiary of the Company to any person which is not a Subsidiary of the Company. This exclusion of liability shall apply however the change of status of the relevant company, or the transfer of the relevant business, is caused, and however compensation or damages may be claimed.

SECTION 13. GRANT IS NOT TRANSFERABLE.

Except to the limited extent provided in Section 9, this grant and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately shall become null and void.

SECTION 14. COMPANY’S RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that Participant proposes to sell, pledge, or otherwise transfer to a third party any Shares acquired under this Award Agreement, or any interest in such Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to all (and not less than all) of such Shares. If Participant desires to transfer Shares acquired under this Award Agreement, Participant shall give a written notice of a proposed transfer of Shares (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee, and proof satisfactory to the Company that the proposed sale or transfer shall not violate any applicable federal, state or foreign securities laws. The Transfer Notice shall be signed both by Participant and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, Participant may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state and foreign securities laws and not in violation of any other contractual restrictions to which Participant is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Participant, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization, or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 14 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 14.

(d) Termination of Right of First Refusal. Any other provision of this Section 14 notwithstanding, in the event that the Stock is readily tradable on an established securities market when Participant desires to transfer Shares, the Company shall have no Right of First Refusal, and Participant shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 14 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession, or (ii) a transfer to one or more members of Participant’s Immediate Family (which shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in- law, brother-in-law, or sister-in-law and shall include adoptive relationships) or to a trust established by Participant for the benefit of Participant and/or one or more members of Participant’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Award Agreement. If Participant transfers any Shares acquired under this Award Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Award Agreement shall apply to the Transferee to the same extent as to Participant.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Award Agreement, the consideration for the Shares to be purchased in accordance with this Section 14, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Award Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Award Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 14.

SECTION 15. RESTRICTED LEGENDS AND STOP-TRANSFER ORDERS.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

SECTION 16. ADDRESS FOR NOTICES.

Any notice to be given to the Company under the terms of this Award Agreement shall be addressed to the Company at Sumo Logic, Inc., 305 Main Street, Redwood City, CA 94063, or at such other address as the Company may hereafter designate in writing.

SECTION 17. ELECTRONIC DELIVERY.

The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

SECTION 18. NO WAIVER.

Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

SECTION 19. SUCCESSORS AND ASSIGNS.

The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns (including the Participant’s Personal Representatives). The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

SECTION 20. ADDITIONAL CONDITIONS TO ISSUANCE OF STOCK.

If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate), such issuance shall not occur unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares shall violate federal securities laws or other applicable laws, the Company shall defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares shall no longer cause such violation. The Company shall make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

SECTION 21. DATA PROTECTION

(a) As a condition of the grant of the Restricted Stock Units, the Participant hereby explicitly and unambiguously acknowledges the necessity of the collection, use, processing and transfer, in electronic or other form, of personal data as described in this paragraph by and among, as applicable, the Company and its subsidiaries for the exclusive purpose of implementing, administering and managing the Restricted Stock Units.

(b) The Participant understands that the Company and its subsidiaries, may hold certain Data for the purpose of managing and administering the Restricted Stock Units.

(c) The Participant acknowledges that Data may be transferred to such Data Recipient as may be selected by the Company in the future (such as a stock plan service provider or broker), provided that the Company ensures that the Data Recipient maintains a level of privacy broadly equivalent to the standard set forth in the Company’s Internal Privacy Policy (if any) and in any event, no less than that required by any relevant applicable legislation. The Participant accepts that Data Recipients may be located in the United States or the European Economic Area or elsewhere and the Data Recipient’s country may have different data privacy laws and protections than the Participant’s country.

(d) The Participant authorizes the Company and any Data Recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Restricted Stock Units, including any requisite transfer of Data to a designated broker or other third party with whom the Participant may elect to deposit any Shares acquired upon delivery of the Shares, as such Data may be required for the administration of the Restricted Stock Units and/or the subsequent holding of Shares on the Participant’s behalf.

(e) The Participant understands Data will be held only as long as necessary to implement, administer and manage the Participant’s participation in the Restricted Stock Units.

(f) The Participant understands that the Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, without cost to the Participant, by contacting in writing the Participant’s local human resources representative. Further, the Participant understands that the Participant is providing the representations herein on a purely voluntary basis. If the Participant opposes, or later seeks to oppose any processing of the Data, the Participant’s employment status or service and career with the Company will not be affected; the only consequence opposing such processing is that the Company would not be able to grant the Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, the Participant understands that opposing the processing of the Data may affect the Participant’s ability to participate in the Restricted Stock Units or in any future equity awards.

(g) For more information on the consequences of opposing the processing of the Data, the Participant understands that the Participant may contact the Participant’s local human resources representative.

(h) As a condition of the grant of the Restricted Stock Units, the Participant unambiguously gives his or her consent to the transfer of Data, as described in this Agreement, and although countries outside of the European Union may lack legal provisions that offer an adequate level of protection, similar to the European Directive 95/46/EC, the Participant agrees that Data may be transferred to such countries.

SECTION 21. INTERPRETATION.

The Board of Directors shall have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Board of Directors in good faith shall be final and binding upon Participant, the Company and all other interested persons. Neither the Board of Directors nor any person acting on behalf of the Board of Directors shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

SECTION 22. MODIFICATIONS TO THE AWARD AGREEMENT.

This Award Agreement and the Section 431 Election constitute the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

SECTION 23. GOVERNING LAW; SEVERABILITY.

This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect. The Section 431 Election is governed by the laws of England and Wales.

SECTION 24. ENTIRE AGREEMENT.

The Plan is incorporated herein by reference. The Plan, the Section 431 Election and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and Section 431 Election and fully understands all provisions of this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising under the Plan, the Section 431 Election or this Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below

PARTICIPANT:	SUMO LOGIC, INC.

Signature	By

Print Name	Title

Residence Address:

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	SUMO LOGIC, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Unit Award to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

EXHIBIT B

SECTION 431 ELECTION

SUMO LOGIC, INC. 2010 STOCK PLAN

NOTICE OF STOCK OPTION GRANT

EMPLOYEE IN FRANCE

THE FOLLOWING TERMS AND CONDITIONS WILL APPLY IN THE CASE OF GRANTS TO FRENCH RESIDENTS AND TO THOSE INDIVIDUALS WHO ARE OTHERWISE SUBJECT TO THE LAWS OF FRANCE

The Optionee has been granted the following option to purchase shares of the Common Stock of Sumo Logic, Inc. (the “Company”):

Name of Optionee:

Total Number of Shares:

Type of Option:

Exercise Price per Share:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule: The Shares shall vest with respect to the first 25% of the Shares subject to this option when the Optionee completes 12 months of continuous Service beginning with the Vesting Commencement Date set forth above, and with respect to an additional 1/48th of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Expiration Date:

This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement (the “Agreement”).

By accepting this option, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the Sumo Logic, Inc. 2010 Stock Plan, as amended (the “Plan”), the Agreement and the French Sub-Plan to the Stock Option Agreement (the “French Sub-Plan”). These documents can be found in the Stock Option Grant Package, which is incorporated by reference in this Notice of Stock Option Grant (the “Notice of Grant”). Section 16 of the Stock Option Agreement includes important acknowledgements of the Optionee. Subject to the terms of the Plan, in the event of a conflict between the terms and conditions of the Plan, this Notice of Grant and the French Sub-Plan, the terms and conditions of the French-Sub Plan shall prevail.

By signing below, the Optionee consents to the processing of personal data relating to him or her by the Company for the purposes of implementing, administering and managing the Plan in accordance with the conditions set out in Section 14 of the Agreement. The Optionee understands that he or she can refuse to consent or withdraw consent at any time by contacting emea- privacy@sumologic.com, but that this may prevent him or her from benefitting from the Plan.

###GRANT_AGREEMENT_SIGNATURE3###

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

SUMO LOGIC, INC. 2010 STOCK PLAN

STOCK OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

(a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant (the “Notice of Grant”), this Stock Option Agreement, including the Country Addendum attached hereto as Exhibit A (jointly with the Stock Option Agreement, this “Agreement”) and the French Sub-Plan to the Stock Option Agreement (the “French Sub-Plan”), the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Grant and Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Grant.

(b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c) Stock Plan and Defined Terms. This option is granted pursuant to the Sumo Logic, Inc. 2010 Stock Plan, as amended on October 30, 2019 (the “Plan”), a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 17 of this Agreement. Subject to the terms of the Plan, in the event of a conflict between the terms and conditions of the Plan, this Agreement and the French Sub-Plan, the terms and conditions of the French Sub-Plan shall prevail.

SECTION 2. RIGHT TO EXERCISE.

(a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.

(b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 15(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price. In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Grant.

(b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. In the case of Restricted Shares, the Company shall cause such certificates to be deposited in escrow under Section 7(c). In the case of other Shares, the Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

(c) Responsibility for Taxes. The Optionee acknowledges regardless of any action taken by the Company or, if different, the Optionee’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to Optionee (“Tax-Related Items”), is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Optionee further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this option, including, but not limited to, the grant, vesting or exercise of the option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends or other distributions, and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the option to reduce or eliminate the Optionee’s liability for Tax- Related Items or achieve any particular tax result. Further, if the Optionee is subject to Tax- Related Items in more than one jurisdiction, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(d) Withholding Taxes. In the event that the Company determines that it isrequired to withhold any Tax-Related Items as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

SECTION 5. PAYMENT FOR STOCK OR WITHHOLDING TAXES.

(a) Cash. All or part of the Purchase Price and the Company’s obligation for the withholding of Tax-Related Items may be paid to the Company in cash or cash equivalent.

(b) Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price and the Company’s obligation for the withholding of Tax-Related Items may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c) Exercise/Sale. All or part of the Purchase Price and the Company’s obligation for the withholding of Tax-Related Items may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Optionee will receive a cash refund of any over-withheld amount not remitted to tax authorities on the Optionee’s behalf and will have no entitlement to the Share equivalent.

Finally, the Optionee agrees to pay to the Company or the Employer, including through withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer, any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.

SECTION 6. TERM AND EXPIRATION.

(a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Grant and Section 3(b) of the Plan applies).

(b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i)	The expiration date determined pursuant to Subsection (a) above;

(ii)	The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)	The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option is exercisable for vested Shares on or before the date when the Optionee’s Service terminates. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option was exercisable for vested Shares on or before the date when the Optionee’s Service terminated.

For purposes of this option, the date the Optionee’s Service terminates is the date the Optionee is no longer actively providing services to the Company or one of its subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or providing services or the terms of the Optionee’s employment or service agreement, if any) and, unless otherwise expressly provided in this Agreement or determined by the Company, (i) the Optionee’s right to vest in the option under the Plan, if any, will terminate as of the date the Optionee’s Service terminates and will not be extended by any notice period (e.g., the Optionee’s period of Service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Optionee is employed or providing services or the terms of the Optionee’s employment or service agreement, if any), and (ii) the period (if any) during which the Optionee may exercise the option after the Optionee’s Service terminates will commence on the date the Optionee’s Service terminates and will not be extended by any notice period mandated under employment laws in the jurisdiction where the Optionee is employed or providing services or terms of the Optionee’s employment or service agreement, if any. The Company shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of this option.

(c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i)	The expiration date determined pursuant to Subsection (a) above; or

(ii)	The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option is exercisable for vested Shares on or before the date of the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.

(d) Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Grant. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(e) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i)	More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii)	More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii)

More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. RIGHT OF REPURCHASE.

(a) Scope of Repurchase Right. Until they vest in accordance with the Notice of Grant and Subsection (b) below, the Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase. The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Optionee’s Service, but the Right of Repurchase may be exercised automatically under Subsection (d) below. If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the Exercise Price of each Restricted Share being repurchased.

(b) Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice of Grant.

(c) Escrow. Upon issuance, the certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow. All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) released to the Optionee upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months). In any event, all Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Optionee’s Service or (ii) the lapse of the Right of First Refusal.

(d) Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 15(c) that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. The Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company.

(e) Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 7 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 7, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.

(f) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.

(g) Transfer of Restricted Shares. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Optionee may transfer Restricted Shares to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(h) Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

(d) Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 8.

SECTION 9. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c) Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 10. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 11. RESTRICTIONS ON TRANSFER OF SHARES.

(a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or foreign jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop- transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any foreign jurisdiction, or any other law.

(b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

“THE TRANSFER OF SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTIONS REQUIRING APPROVAL OF THE BOARD OF DIRECTORS PURSUANT TO AND IN ACCORDANCE WITH SECTION 6.4 OF THE BYLAWS OF THE COMPANY, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SHARES OF STOCK THAT DOES NOT COMPLY WITH SECTION 6.4 OF THE BYLAWS OF THE COMPANY.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

(h) Further Limits on Transferability. Notwithstanding anything to the contrary, any purported transfer of any Shares effected in violation of Section 6.4 of the bylaws of the Company shall be null and void and shall have no force and effect and the Company shall not register any such purported transfer.

SECTION 12. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

SECTION 13. NATURE OF GRANT.

In accepting the grant, the Optionee acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the option is exceptional, discretionary, voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

(c) all decisions with respect to future option or other grants, if any, will be at the sole discretion of the Company;

(d) the Optionee is voluntarily participating in the Plan;

(e) the option, the Shares subject to the option and the income and value of same, are not intended to replace any pension rights or compensation;

(f) the option and the Shares subject to the option, and the income and value of same, are not part of normal or expected compensation for any purpose including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of- service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(g) unless otherwise agreed with the Company, the option and the Shares subject to the option, and the income and value of same, are not granted as consideration for, or in connection with, the service the Optionee may provide as a director of a Subsidiary of the Company;

(h) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(i) if the underlying Shares do not increase in value, the option will have no value;

(j) if the Optionee exercises the option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(k) in addition to paragraphs (a) - (j), the following provisions will also apply if the Optionee is employed or providing Services outside the United States:

(i) no claim or entitlement to compensation or damages shall arise from forfeiture of the options resulting from the termination of Optionee’s Service (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any), and in consideration of the grant of the option to which the Optionee is otherwise not entitled, the Optionee irrevocably agrees never to institute any claim against the Company, the Employer and any Subsidiary, waives his or her ability, if any, to bring any such claim, and releases the Employer, the Company and its subsidiaries from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(ii) the option, the Shares subject to the option and the income and value of same, are not part of normal or expected compensation or salary for any purpose; and

(iii) neither of the Company, its Subsidiaries, nor the Employer shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the United States Dollar that may affect the value of the option or of any amounts due to the Optionee pursuant to the exercise of the option or the subsequent sale of any Shares acquired upon exercise.

SECTION 14. PERSONAL DATA AUTHORIZATION.

For the purposes of implementing, administering and managing the Plan, the Company shall act as data controller of the Optionee’s Data (Sumo Logic, Inc. 305 Main Street, Redwood City, USA, represented in the EU by Sumologic Limited, Aviation House, 125 Kingsway, London, WC2B 6HN, ***). The Optionee consents to the collection and use of personal data as described in this section. The Optionee understands and acknowledges that the Company holds certain personal information regarding the Optionee, which the Company has obtained from the Optionee’s employer, for the purpose of managing and administering the Plan, including (without limitation) the Optionee’s name, home address, telephone number, date of birth, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (the “Data”). The transfer of the Optionee’s Data from his or her employer to the Company is governed by EU Commission Standard Contractual Clauses (controller to controller), a copy of which can be obtained by contacting ***. The Optionee’s Data will be held by the Company for the duration of the Plan. After that, the Optionee’s Data may be archived for such time as necessary and legally permissible in case of a litigation or to comply with Company’s legal obligations. The Optionee further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Optionee’s participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. The Optionee understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Company shall take appropriate and suitable safeguards to ensure that the level of protection of Data is not undermined by transfers to recipients located outside the European Economic Area (“EEA”) by executing agreement following the terms of the EU Commission Standard Contractual Clauses (controller to controller or controller to processor, as appropriate). The Optionee is informed that he or she can obtain more information about the transfers of his or her Data to recipients located outside the EEA, including a copy of the appropriate safeguards mentioned above by contacting ***. The Optionee understands that such recipients will receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Optionee’s participation in the Plan, including a transfer to any broker or other third party with whom the Optionee elects to deposit Shares acquired under the Plan, of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Optionee’s behalf. The Optionee may, at any time, view the Data, require any necessary modifications of Data or withdraw his or her consent to the processing of Data as described herein by contacting the Company in writing at ***. The Optionee understands that refusing or withdrawing consent may affect his/her ability to participate in the Plan, as the Company would not be able to grant the Optionee Shares or administer or maintain such Share. However, the Optionee’s employment status or service and career with his/her employer will not be affected by such withdrawal. In certain circumstances, the Optionee may also request from the Company erasure of Data, restriction of processing and the right to Data portability, by contacting the Company in writing at ***. The Optionee has the right to lodge a complaint with a supervisory authority, in particular with the French data protection authority (CNIL).

SECTION 15. MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d) Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Optionee and by an authorized officer of the Company (other than the Optionee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(e) Entire Agreement. The Notice of Grant, this Agreement, including the Country Addendum attached hereto as Exhibit A, the French Sub-Plan and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(g) Language. The Optionee has received the terms and conditions of this Agreement and any other related communications, and the Optionee consents to having received these documents in English. Je reconnais expressément par les présentes, que je comprends et parle parfaitement la langue anglaise, que j’ai eu le temps nécessaire pour entièrement lire et parfaitement comprendre le présent contrat ainsi que l’ensemble des documents et annexes s’y afférant et que j’ai eu l’opportunité de m’en entretenir avec les conseils de mon choix. (I represent that I perfectly speak and understand the English language that I had enough time to review and understand this Agreement as all the related documents and appendix and that I had the opportunity to obtain advice from the counsels of my choice). If the Optionee has received this Agreement or any other document related to the Agreement translated into a language other than English and if the translated version is different than the English version, the English version will control.

(h) Country Addendum. Notwithstanding any provisions in this Agreement, this option shall be subject to any special terms and conditions for the Optionee’s country set forth in any Country Addendum attached hereto as Exhibit A. Further, if the Optionee relocates to one of the countries included in the Country Addendum, the special terms and conditions for such country will apply to the Optionee to the extent that the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Agreement.

(i) Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on this option and on any Shares acquired under the Plan to the extent that the Company determines it is necessary or advisable for legal or administrative reasons and consistent with the Plan, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

SECTION 16. ACKNOWLEDGEMENTS OF THE OPTIONEE.

(a) Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, the Optionee acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

(b) Electronic Delivery of Documents. The Optionee agrees to accept by email all documents relating to the Company, the Plan or this option and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Optionee by email of their availability. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company. The Optionee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents.

(c) No Notice of Expiration Date. The Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this option pursuant to Section 6, regardless of whether this option will expire at the end of its full term or on an earlier date related to the termination of the Optionee’s Service. The Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this option and for exercising this option, if at all, before it expires. This Subsection (c) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.

(d) Insider Trading. The Optionee acknowledges that, depending on his or her country, the Optionee may be subject to insider trading restrictions and/or market abuse laws, which may affect the Optionee’s ability to acquire or sell Shares or rights to Shares (e.g., this option) under the Plan during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by the laws in his or her country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Optionee should speak to his or her personal advisor on this matter.

(e) Foreign Asset/Account Reporting. The Optionee’s country may have certain foreign asset and/or account reporting requirements which may affect his or her ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside the Optionee’s country. The Optionee may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. The Optionee acknowledges that it is his or her responsibility to be compliant with such regulations, and the Optionee should speak to his or her personal advisor on this matter.

(f) Waiver of Statutory Information Rights. The Optionee acknowledges and agrees that, upon exercise of this option and until the first sale of the Company’s Stock to the general public pursuant to a registration statement filed under the Securities Act, he or she will be deemed to have waived any rights the Optionee might otherwise have had under Section 220 of the Delaware General Corporation Law (or under similar rights under other applicable law) to inspect for any proper purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary. This waiver applies only in the Optionee’s capacity as a stockholder and does not affect any other inspection rights the Optionee may have under other law or pursuant to a written agreement with the Company.

SECTION 17. DEFINITIONS.

(a) “Agreement” shall mean this Stock Option Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(e) “Company” shall mean Sumo Logic, Inc., a Delaware corporation.

(f) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(g) “Date of Grant” shall mean the date of grant specified in the Notice of Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(h) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Grant.

(k) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(l) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in- law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(n) “Notice of Grant” shall mean the document so entitled to which this Agreement is attached.

(o) “NSO” shall mean a stock option not described in Section 422(b) or 423(b) of the Code.

(p) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(q) “Outside Director” shall mean a member of the Board of Directors who (a) is not an Employee.

(r) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(s) “Plan” shall mean the Sumo Logic, Inc. 2010 Stock Plan, as in effect on the Date of Grant.

(t) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(u) “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Optionee’s Service terminates for any reason, including (without limitation) death or disability.

(v) “Restricted Share” shall mean a Share that is subject to the Right of Repurchase.

(w) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.

(x) “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 7.

(y) “Securities Act” shall mean the Securities Act of 1933, as amended.

(z) “Service” shall mean service as an Employee, Outside Director or Consultant.

(aa) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(bb) “Stock” shall mean the Common Stock of the Company.

(cc) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(dd) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(ee) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 8.

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